As filed with the Securities and Exchange Commission on August 30, 2010
     Securities Act File No. 033-38074
Investment Company Act No. 811-6260

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1933
Post-effective Amendment No. 57 ☑
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-effective Amendment No. 55 ☑
(Check appropriate box or boxes)

QUAKER INVESTMENT TRUST
309 Technology Drive
Malvern, PA 19355
(Address of Principal Executive Offices)
Registrant’s Telephone Number; including Area Code: 1-888-220-8888
Copies of Communications to:
Jonathan Kopcsik
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
(Name and Address of Agent for Service of Process)
Jeffry H. King, Sr.
Quaker Investment Trust
309 Technology Drive
Malvern, PA 19355
610-455-2299
It is proposed that this filing will become effective (check appropriate box):
☐     immediately upon filing pursuant to paragraph (b)
☐     on (date) pursuant to paragraph (b)
☐     60 days after filing pursuant to paragraph (a)(1)
☑     On October 28, 2010 pursuant to paragraph (a)(1)
☐     On (date) pursuant to paragraph (a)(3)
☐     75 days after filing pursuant to paragraph (a)(2)
☐     On (date) pursuant to paragraph (a)(2) of rule 485

PROSPECTUS
October 28, 2010
Tactical Allocation Funds

Quaker Akros Absolute Strategies Fund AARFX, QASDX, QASIX Quaker Event Arbitrage Fund QEAAX, QEACX, QEAIX Quaker Global Tactical Allocation Fund QTRAX, QTRCX, QTRIX	Quaker Long-Short Tactical Allocation Fund QLSAX, QLSCX, QLSIX Quaker Small-Cap Growth Tactical Allocation Fund QGASX, QGCSX, QGISX Quaker Strategic Growth Fund QUAGX, QAGCX, QAGIX
As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Fund Summaries
Quaker Akros Absolute Strategies Fund
INVESTMENT OBJECTIVES
The Quaker Akros Absolute Strategies Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and the “Shareholder Information” section on page [XX] of the Fund’s Statement of Additional Information (the “SAI”).

Shareholder Fees
(fees paid directly						Institutional
from your investment)		Class A		Class C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		5.50%		NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		1.25%		1.25%		1.25%

Distribution (12b-1) Fees		0.25%		1.00%		NONE

Other Expenses	0.43%		0.43%		0.43%

Dividends on Short Positions	0.04%		0.04%		0.04%

Total Other Expenses(1)		0.47%		0.47%		0.47%

Acquired Fund Fees and Expenses(1)		0.07%		0.07%		0.07%

Total Annual Fund Operating Expenses(2)		2.04%		2.79%		1.79%

Fee Reduction and/or Expense Reimbursement		0.05%		0.05%		0.05%

Net Annual Fund Operating Expense		1.99%		2.74%		1.74%

(1)	Based on estimated amounts for the current year.

(2)	The Adviser, pursuant to a contractual fee waiver agreement has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees) when they exceed 1.74% of the Fund’s average daily net assets (the “Fee Waiver Agreement”). The Fee Waiver Agreement has been approved for a one-year period from August 27, 2010 to August 31, 2011. In accordance with the Fee Waiver Agreement, any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the Fund under the Fee Waiver Agreement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio. This Fee Waiver Agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. This Example gives effect to the contractual expense reimbursement for 1 year and the first year of 3 years, 5 years and 10 years. The example also assumes a 5% return each year, with operating expenses staying the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$741	$1,154	$1,588	$2,789

CLASS C	$277	$865	$1,474	$3,119

INSTITUTIONAL CLASS	$177	$563	$970	$2,105

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 456.41% of the average value of its portfolio.

1 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Akros Absolute Strategies Fund
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs absolute return strategies to seek positive returns regardless of market conditions. To achieve its investment objective, the Fund’s investment sub-adviser, Akros Capital, LLC (the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives.
•	Common Stock. The Fund may invest in common stocks of U.S. companies of any size and common stocks of American Depository Receipts (“ADRs”) of foreign companies.

•	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt—commonly referred to as “junk bonds.”

•	Derivative Instruments. The Fund may invest up to 20% of the Fund’s net assets in margin requirements in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options. The Fund uses these investments to produce “leveraged” investment results, which generate returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

•	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including ADRs and European Depository Receipts (“EDRs”).

•	Mortgage-Backed and Asset-Backed Securities. The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality.

•	Exchange-Traded Funds. Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”).
The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.
The Sub-adviser invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size. The Sub-adviser may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The Sub-adviser also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. The Sub-adviser may also invest in fixed income securities of short- to long- term maturities that are either investment-grade or below investment-grade in quality. The Sub-adviser may also invest in other fixed income securities, such as mortgage-backed investments. When deciding whether to buy or sell fixed income instruments, the Sub-adviser may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions. The Sub-adviser may also select other investments that do not fall within these asset classes.
The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small- and Mid-Cap Company Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

•	Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies,

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 2

Fund Summaries
Quaker Akros Absolute Strategies Fund
especially during extended periods of economic expansion.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

•	Below Investment Grade Debt Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

•	Derivative Instruments Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•	Mortgage-Backed and Asset-Backed Securities Risk. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•	Exchange-Traded Fund Risk. The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

•	Swap Agreement Risk. The Fund may enter into equity, interest rate, index and currency rate swap agreements. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. Such investments may become illiquid.

•	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value as interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•	Portfolio Turnover Risk. Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income

3 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Akros Absolute Strategies Fund
to shareholders and negatively affect the Fund’s after-tax performance.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
On or about October 1, 2010, the Akros Absolute Return Fund will be reorganized into the Fund (the “Reorganization”). The Fund has investment objectives, strategies, and policies substantially similar to those of the Akros Absolute Return Fund, which was advised by Akros Capital, LLC, the current Sub-adviser to the Fund. Performance information prior to the Reorganization represents that of the Akros Absolute Return Fund.
Annual Total Returns – Class A Shares as of December 31, 2009(1)

2006	2007	2008	2009

1.57%	-0.50%	-2.89%	13.94%
Highest Performing Quarter: [          ]% in [X] quarter of [YYYY]
Lowest Performing Quarter: [          ]% in [X] quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [          ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free at 800-220-8888.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 4

Fund Summaries
Quaker Akros Absolute Strategies Fund
Average Annual Total Returns as of December 31, 2009

	1 Year	Lifetime

Class A Return Before Taxes (Inception Date: September 30, 2005)	13.94%	2.53%

Class A Return After Taxes on Distributions	11.83%	0.95%

Class A Return After Taxes on Distributions and Sale of Fund Shares	9.16%	1.28%

Class C Return Before Taxes (Inception Date: On or About October 1, 2010)	N/A	N/A

Institutional Class Return Before Taxes (Inception Date: On or About October 1, 2010)	N/A	N/A

S&P 500 Total Return Index	26.46%	-0.15%

(1)	Performance information prior to October 1, 2010 represents that of the Akros Absolute Return Fund (the “Akros Fund”) a series of the Trust for Professional Managers. On October 1, 2010, the Akros Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had no assets or liabilities. The Fund has investment objectives, strategies and policies substantially similar to those of the Akros Fund, which was advised by the Fund’s sub-adviser, Akros Capital, LLC.

5 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Akros Absolute Strategies Fund
INVESTMENT ADVISER
Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
Akros Capital, LLC (“Akros”), serves as investment sub-adviser to the Fund.
Brady T. Lipp, founder, Managing Principal and Chief Executive Officer of Akros, is the Senior Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to Open	Subsequent
Type of Account	Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 6

Fund Summaries
Quaker Event Arbitrage Fund
INVESTMENT OBJECTIVES
The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly	Class		Class		Institutional
from your investment)	A		C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%		NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.30%		1.30%		1.30%

Distribution (12b-1) Fees	0.25%		1.00%		NONE

Other Expenses	[ ]	%	[ ]	%	[ ]	%

Acquired Fund Fees and Expenses(1)	[ ]	%	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ]	%	[ ]	%	[ ]	%

(1)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year. The ratios of total fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios reflect the operating expenses of the Fund and any acquired fund fees and expenses. The ratio of expenses to average net assets in the Fund’s “Financial Highlights” are not required to reflect any acquired fund fees and expenses.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund will, under normal market conditions, employ the following strategies: In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:
•	Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, and leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”).

•	Capital Structure Arbitrage. A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative

7 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Event Arbitrage Fund
securities. The Fund invests in different securities issued by the same issuer whose different securities are believed to be mispriced relative to each other.

•	Distressed Securities Investments. The Fund invests in distressed securities, which are securities of companies that are in or believed to be near bankruptcy or whose securities are otherwise undergoing extreme financial situations that put the continuation of the issuer as a going concern at risk. Distressed securities include below investment-grade securities.

•	Debt Instruments. The Fund may invest in all types of fixed income securities, including convertible debt, options and futures, as well as privately negotiated options.

•	Structured Notes. The Fund may invest in structured notes. A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may also be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

•	Proxy Fight Investments. The Fund invests in securities of companies that are subject to proxy fights involving control over the companies.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.
Some of these strategies involve the use of arbitrage, which involves taking advantage of small price differences between two otherwise equivalent assets. As compared with conventional investing, the Adviser considers the Fund’s investment strategies to be less dependent on the overall direction of stock prices.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Merger Arbitrage Risks. Certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

•	Capital Structure Arbitrage Risks. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

•	Distressed Securities Risks. Investment in distressed securities may be considered speculative and may present substantial risk of loss. Below investment- grade securities involve greater risks of default or downgrade and are more volatile than investment- grade securities. Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the securities.

•	Proxy Fight Risks. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments. The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

•	Structured Note Investment Risks. Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may adversely affect the

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 8

Fund Summaries
Quaker Event Arbitrage Fund
principal repayments and/or payments. The use of multipliers or deflators may increase such risks.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns – Class A Shares as of December 31, 2009(1)

2004	2005	2006	2007	2008	2009

26.85%	12.43%	11.23%	-0.03%	-25.74%	27.84%
Highest Performing Quarter: [          ]% in [X] quarter of [YYYY]
Lowest Performing Quarter: [          ]% in [X] quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [          ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.
Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	Lifetime

Class A Return Before Taxes (Inception Date: November 21, 2003)	27.84%	3.48%	7.58%

Class A Return After Taxes on Distributions	27.84%	2.44%	5.91%

Class A Return After Taxes on Distributions and Sale of Fund Shares	18.10%	2.53%	5.71%

Class C Return Before Taxes (Inception Date: June 7, 2010)	N/A	N/A	N/A

Institutional Class Return Before Taxes (Inception Date: June 7, 2010)	N/A	N/A	N/A

S&P 500 Total Return Index	26.46%	0.42%	3.28%

(2)	Performance information prior to June 7, 2010 represents that of the Pennsylvania Avenue Event-Driven Fund (the “Pennsylvania Avenue Fund”) a series of the Pennsylvania Avenue Funds. On June 7, 2010, the Pennsylvania Avenue Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had no assets or liabilities. The Fund has investment objectives, strategies and policies similar to those of the Pennsylvania Avenue Fund, which was managed by the Fund’s Portfolio Manager, Thomas Kirchner.

9 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Event Arbitrage Fund
INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Portfolio Manager
Thomas F. Kirchner, CFA, and Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since its inception.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 10

Fund Summaries
Quaker Global Tactical Allocation Fund
INVESTMENT OBJECTIVES
The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s (“SAI”) Information.

Shareholder Fees
(fees paid directly	Class	Class		Institutional
from your investment)	A	C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.25%	1.25%		1.25%

Distribution (12b-1) Fees	0.25%	1.00%		NONE

Other Expenses	[ ] %	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ] %	[ ]	%	[ ]	%

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stock. The Fund invests its assets in common stocks of U.S. companies and common stocks and American Depository Receipts (“ADRs”) of foreign companies without regard to market capitalization. Under normal circumstances, the Fund will invest at least 40% of its net assets in common stocks and ADRs of foreign companies.

•	Growth Stock. The Fund invests its assets in equity securities of companies that the Fund’s Sub-adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth. This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally. The Sub-adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

11 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Global Tactical Allocation Fund
•	Foreign Securities. The Fund may invest without limit in foreign securities, including ADRs and European Depository Receipts (“EDRs”).

•	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.

•	Special Situation Securities. The Fund invests up to 20% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

•	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Emerging Markets Risk. The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in the settlement process.

•	Special Situations Risk. Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 12

Fund Summaries
Quaker Global Tactical Allocation Fund
increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
     Annual Total Returns – Class A Shares as of December 31, 2009

2009

[ ]%
Highest Performing Quarter: [          ]% in [X] quarter of [YYYY]
Lowest Performing Quarter: [          ]% in [X] quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [          ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.
Average Annual Total Returns as of December 31, 2009

1
	Year		Lifetime

Class A Return Before Taxes (Inception Date: May 1, 2008)	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: May 1, 2008)	[ ]	%	[ ]	%

Institutional Class Return Before Taxes (Inception Date: July 23, 2008)	[ ]	%	[ ]	%

MSCI World Index	[ ]	%	[ ]	%

INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
DG Capital Management, Inc. (the “DG Capital”), serves as investment sub-adviser to the Fund.
Manu Daftary, CFA, Founder, Chairman and Chief Investment Officer of DG Capital, is the Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.

13 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Global Tactical Allocation Fund
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 14

Fund Summaries
Quaker Long-Short Tactical Allocation Fund
INVESTMENT OBJECTIVES
The Quaker Long-Short Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly	Class		Class		Institutional
from your investment)	A		C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%		NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.70%		1.70%		1.70%

Distribution (12b-1) Fees	0.25%		1.00%		NONE

Other Expenses	[ ]	%	[ ]	%	[ ]	%

Acquired Fund Fees and Expenses(1)	[ ]	%	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ]	%	[ ]	%	[ ]	%

(1)	The ratios of total fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios reflect the operating expenses of the Fund and any acquired fund fees and expenses. The ratio of expenses to average net assets in the Fund’s “Financial Highlights” are not required to reflect any acquired fund fees and expenses.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, Rock Canyon Advisory Group, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Equity Securities. The Fund invests in equity securities and engages in short selling of equity securities as a hedge against adverse market conditions. The Fund’s portfolio is allocated among equity asset and style classes and between securities it holds long and sells short, based on the Sub-adviser’s assessment of overall market direction.

•	Common Stock. When the Fund invests in common stocks of individual companies, it will generally invest in companies within specific sectors (e.g., retail, consumer staples, technology) and within those sectors, specific styles (e.g., small-capitalization value, large-capitalization growth) that the Sub-adviser’s proprietary sector and style models indicate have the greatest potential for upward price movement. The models measure various characteristics such as price-

15 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Long-Short Tactical Allocation Fund
to-earnings ratio, market capitalization and price momentum.

•	Exchange Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) such as Standard & Poor’s Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQQ). The Fund will use these instruments to increase exposure to sectors the Sub-adviser’s model indicates have the greatest potential for upward price movement, and to decrease exposure to sectors the sub-adviser’s model indicates have the greatest potential for downward price movement.

•	Short Sales. The Fund may invest up to 50% of its assets in short sales at any given time.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.

•	Smaller Companies. The Fund invests in companies with market capitalizations of less than [$3.1 billion].
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Equity Securities Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Exchange Traded Funds Risk. The Fund will indirectly bear its proportionate share of any fees and expenses paid by ETFs in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Portfolio Turnover Risk. Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Small-Cap Company Risk. Investing in small companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial reserves and their management may be dependent on a limited number of key individuals. Securities of those companies may have a limited market liquidity, and their prices may be more volatile.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 16

Fund Summaries
Quaker Long-Short Tactical Allocation Fund
techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The strategy used by the sub-adviser may entail more risk than other stock funds.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns – Class A Shares as of December 31, 2009(1)

2003	2004	2005	2006	2007	2008	2009

52.84%	13.00%	0.87%	-4.04%	15.13%	-19.00%	[ ]%
Highest Performing Quarter: [          ]% in [X] quarter of [YYYY]
Lowest Performing Quarter: [          ]% in [X] quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [          ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.

17 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Long-Short Tactical Allocation Fund
Average Annual Total Returns as of December 31, 2009

	1		5
	Year		Years		Lifetime

Class A Return Before Taxes (Inception Date: December 31, 2002)	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: June 15, 2009)	N/A		N/A		[ ]	%

Institutional Class Return Before Taxes (Inception Date: June 15, 2009)	N/A		N/A		[ ]	%

S&P 500® Total Return Index	[ ]	%	[ ]	%	[ ]	%

(1)	Performance information prior to June 15, 2009 represents that of the Top Flight Long-Short Fund (the “Top Flight Fund”), a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had no assets or liabilities. The Fund has investment objectives, strategies, and policies substantially similar to those of the Top Flight Fund, which was advised by the Fund’s sub-adviser, Rock Canyon Advisory Group, Inc.
INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
Rock Canyon Advisory Group, Inc. (the “Rock Canyon”), serves as investment sub-adviser to the Fund.
The following individuals are responsible for the day-to-day management of the Fund’s portfolio:
Jonathan Ferrell, founder, President and Manager of Rock Canyon, is a Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.
Todd Draney, Vice President and Manager of Rock Canyon, is a Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 18

Fund Summaries
Quaker Small-Cap Growth Tactical Allocation Fund
INVESTMENT OBJECTIVES
The Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly	Class	Class		Institutional
from your investment)	A	C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%		1.00%

Distribution (12b-1) Fees	0.25%	1.00%		NONE

Other Expenses	[ ] %	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ] %	[ ]	%	[ ]	%

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, Van Den Berg Management I, Inc., dba Century Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stocks. The Fund invests at least 80% of the its total assets in common stocks, American Depositary Receipts (“ADRs”) and foreign securities traded on U.S. stock exchanges.

•	Exchange-Traded Funds. The Fund may invest in shares of other investment companies that invest in the types of securities mentioned herein, including shares of exchange-traded funds (“ETFs”).

•	Growth Stocks. The Fund invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Fund’s Sub-adviser believes show a high probability of superior prospects for above average growth. These securities will have market capitalizations within the range of companies included in the Russell 2000® Growth Index. The market capitalization of companies in the Russell 2000® Growth Index ranged from $[3.2] million to $[3] billion as of September 30, 2010.

19 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Small-Cap Growth Tactical Allocation Fund
•	Foreign Securities. The Fund may invest in foreign securities traded on U.S. stock exchanges and ADRs.

•	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time.
In selecting individual securities for the Fund’s portfolio, the Sub-adviser uses a “bottom-up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment, in particular, under this “bottom-up” approach, the Sub-adviser analyzes various factors such as capitalization illiquidity ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (generally less than $[3.3] billion). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, their stock prices have greater volatility than large company securities.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 20

Fund Summaries
Quaker Small-Cap Growth Tactical Allocation Fund
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns – Class A Shares as of December 31, 2009

2009

[ ]%
Highest Performing Quarter: [          ]% in X quarter of [YYYY]
Lowest Performing Quarter: [          ]% in X quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [          ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.
Average Annual Total Returns as of December 31, 2009

1
	Year		Lifetime

Class A Return Before Taxes (Inception Date: September 30, 2008)	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: September 30, 2008)	[ ]	%	[ ]	%

Institutional Class Return Before Taxes (Inception Date: September 30, 2008)	[ ]	%	[ ]	%

Russell 2000® Growth Index	[ ]	%	[ ]	%

INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
Van Den Berg Management I, Inc. dba Century Management, Inc. (“Century”), serves as investment sub-adviser to the Fund.
Stephen W. Shipman, CFA, is the Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

21 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Small-Cap Growth Tactical Allocation Fund
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 22

Fund Summaries
Quaker Strategic Growth Fund
INVESTMENT OBJECTIVES
The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly	Class	Class		Institutional
from your investment)	A	C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.30%	1.30%		1.30%

Distribution (12b-1) Fees	0.25%	1.00%		NONE

Other Expenses	[ ] %	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ] %	[ ]	%	[ ]	%

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [     ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stocks. The Fund invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.

•	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes show a high probability for superior growth.

•	Special Situations. The Fund invests up to 25% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments.

23 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Strategic Growth Fund
•	Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”).

•	Large- and Mid-Cap Securities. The Fund seeks to achieve a balance between investments in “special situation” investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability.

•	Short Sales. The Fund may invest up to 25% of its assets in short sales.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Special Situation Risk. Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s sub-adviser expects, which could negatively impact the Fund.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•	Mid-Cap Stock Risk. Because mid-cap companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies may have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices may have greater volatility than large company securities.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 24

Fund Summaries
Quaker Strategic Growth Fund
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns – Class A Shares as of December 31, 2009

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

15.48%	(8.06)%	-17.09%	30.76%	16.87%	14.44%	5.13%	33.07%	-45.99%	[ ]%
Highest Performing Quarter: [          ]% in [X] quarter of [YYYY]
Lowest Performing Quarter: [          ]% in [X] quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [          ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and ten-years for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.

25 | QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Strategic Growth Fund
Average Annual Total Returns as of December 31, 2009

10
	1		5		Years/
	Year		Years		Lifetime

Class A Return Before Taxes (Inception Date: November 25, 1996)	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: July 11, 2000)	[ ]	%	[ ]	%	[ ]	%

Institutional Class Return Before Taxes (Inception Date: July 20, 2000)	[ ]	%	[ ]	%	[ ]	%

S&P 500® Total Return Index	[ ]	%	[ ]	%	[ ]	%

INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
DG Capital Management, (the “DG Capital”) serves as investment sub-adviser to the Fund.
Manu Daftary, CFA, Founder, Chairman and Chief Investment Officer of DG Capital, is the Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 26

Fund Summaries
Quaker Strategic Growth Fund
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

27 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Akros Absolute Strategies Fund
INVESTMENT OBJECTIVES
The Quaker Akros Absolute Strategies Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund employs absolute return strategies to seek positive returns regardless of market conditions. To achieve its investment objective, the Fund’s investment sub-adviser, Akros Capital, LLC (the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives.
•	Common Stocks. The Fund may invest in common stocks of U.S. companies of any size and common stocks and American Depository Receipts (“ADRs”) of foreign companies.

•	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt (securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”))— commonly referred to as “junk bonds.” However, the Fund will not invest in debt securities rated below D by S&P or Moody’s. Securities that are rated lower than investment grade, or high-yield securities, generally provide high income in an effort to compensate their investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads. The maturities and durations of the fixed-income securities will vary widely depending on market conditions, the quality of the securities in which the Fund is invested, and where the Fund’s portfolio manager believes the markets are in the investment cycle.

•	Derivative Instruments. The Fund may invest up to 20% of the Fund’s net assets in margin requirements in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options. The Fund uses these investments to produce “leveraged” investment results, which generate returns that are more pronounced, both positively and negatively, than what would be generated on invested capital without leverage, thus changing small market movements into larger changes in the value of the investments.

•	Short Sales. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. The Fund will limit its short sales so that no more than 50% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account.

If the Fund does not purchase the security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss. In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales).

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 28

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Akros Absolute Strategies Fund
Depending on arrangements made with the broker or custodian, the Fund may not receive payments (including interest) on collateral deposited with the broker or custodian.
•	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including ADRs and European Depository Receipts (“EDRs”).

•	Mortgage-Backed and Asset-Backed Securities. The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality, derivative securities of traditional fixed-income instruments, reverse repurchase agreements and warrants.

•	Exchange-Traded Funds. Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”). Federal law generally prohibits a Fund from acquiring shares of an investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares. You will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.
The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.
The Sub-adviser invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size. The Sub-adviser may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The Sub-adviser also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. The Sub-adviser may also invest in fixed income securities of short- to long- term maturities that are either investment-grade or below investment-grade in quality. The Sub-adviser may also invest in other fixed income securities, such as mortgage-backed investments. When deciding whether to buy or sell fixed income instruments, the Sub-adviser may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions. The Sub-adviser may also select other investments that do not fall within these asset classes.
The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.
PRINCIPAL INVESTMENT RISKS
The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:
•	Common Stock Risk. Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small- and Mid-Cap Company Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

•	Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

•	Below Investment Grade Debt Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

•	Derivative Instruments Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

29 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Akros Absolute Strategies Fund
•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Foreign Securities Risk. To the extent that the Fund invests in securities of foreign companies, including ADRs and EDRs, the Fund is subject to foreign securities risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•	Mortgage-Backed and Asset-Backed Securities Risk. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•	Exchange-Traded Fund Risk. The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

•	Swap Agreement Risk. The Fund may enter into equity, interest rate, index and currency rate swap agreements. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. Such investments may become illiquid.

•	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 30

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Akros Absolute Strategies Fund
decrease in value as interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•	Portfolio Turnover Risk. Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
More Information about Investment Risks
In addition to the principal risks which are specific to each investment strategy and summaries above in the Fund Summary under “Principal Investment Risks, “ there are other investment risks common to all strategies:
•	Market Risk. Different types of stocks tend to shift into and out of favor of with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks or the stocks of large capitalization companies. Rather, the market could favor value stocks or the stocks of smaller companies, or the market may not favor equity securities at all during a certain time. Accordingly, as this Fund may change its investment focus between growth and value or between large and small-cap stocks, performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Aggressive Investment Risk. The Fund may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. For hedging purposes, the Sub-adviser may simultaneously take long and short positions on similar securities for which there is an attractive spread relative to their valuations. The intention of such transactions is to remove general market risk from the portfolio, as the long and short nature of offsetting portfolios should tend to cancel out the effect of general market movements on the securities. In an instance where a position is entered into that is long-only or short-only, such positions are taken for non-hedging purposes. Certain of these special investment techniques are speculative and involve a high degree of risk, particularly when uses for non-hedging purposes.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.

31 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Event Arbitrage Fund
INVESTMENT OBJECTIVES
The Quaker Event Arbitrage Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment adviser, Quaker Funds, Inc. (the “Adviser”) invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). A variety of strategies can be employed to capitalize on the mispricing of corporate securities during reorganizations, including transactions involving common and preferred stock, debt instruments and derivative securities. In addition, the Fund may invest in a variety of debt instruments, including U.S. Government securities and structured notes:
•	Merger Arbitrage. The Fund invests in the securities of companies subject to publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). After the announcement of such a corporate reorganization, securities of the target typically trade at less than the full value implied by the transaction. This discount reflects uncertainty about the completion of the corporate reorganization and its timing. A variety of strategies can be employed to take advantage of this discount.

•	Capital Structure Arbitrage. Many companies issue different types of securities in addition to equity securities, and sometimes issue different types of equity securities. Capital structure arbitrage involves investing in two different types of securities issued by the same company if they are believed to be mispriced relative to each other. Typically, one of these securities is purchased, while the other is sold short.

The securities typically differ in their voting rights, dividend or interest rates and rights, liquidation preference, liquidity in the financial markets, seniority or other factors. The Adviser forms an opinion of how these factors should influence the relative value of the securities. In forming this opinion, the Adviser may reference historical trading information, the trading of similar securities issued by the same issuer, terms and trading of comparable securities issued by other issuers, or other statistical or judgmental factors.

Profits can be expected if the security sold short depreciates faster than the security purchased, or if the security acquired increases faster than the security sold short. In addition, the cost of carry of the position will also affect its profitability. Cost of carry refers to difference between any revenues received and any costs incurred in connection with maintaining the long and short positions, such as borrowing costs, dividends or interest paid or received, or interest received on the cash proceeds received from the short sale. In many arbitrage investments the aggregate costs exceed revenues resulting in a net cost to maintain the arbitrage position. Under some circumstances, the cost of carry may be positive so that there is a net benefit to maintaining the position.

For example, the Fund may purchase one type of preferred stock of an issuer while selling short another type of preferred stock of the same issuer. The profit or loss realized by the Fund will depend on the relative price performance of the two securities as well as their relative dividends rates.

The Fund may also implement statistical models to determine the relative value of different securities of an issuer. If such a model suggests that one security is overpriced relative to another, the Fund will sell short the overvalued security and purchase the undervalued security. Statistical models rely on historical quantitative data as well as assumptions about the stability of the historical properties of this data in the future, as well as certain judgments about the future.

The Fund may use derivative securities to implement its capital structure arbitrage strategy. For example, the Fund may invest in credit default swaps or other derivatives in lieu of investing in debt instruments. Moreover, the Fund may seek to arbitrage such derivatives against the underlying instruments.

•	Distressed Securities Investments. The Fund invests in the securities of companies in various levels of financial distress, including bankruptcy, exchange offers, workouts, financial reorganizations and other credit-related situations. Corporate bankruptcy or distress often causes a company’s securities to trade at a discounted value. Through an analysis of the complex business and legal procedures associates with the situation, the Fund may have the ability to purchase these securities and to exit the investment at an attractive risk-adjusted rate of return. Profits are expected from the market’s lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below investment grade securities. The Fund purchases below investment grade

FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 32

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Event Arbitrage Fund
securities, commonly referred to as “junk.” Investment in below investment grade securities involves substantial risk of loss. Below investment grade securities involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. Additionally, issuers of below investment grade securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities. Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

•	Debt Instruments. The Fund may invest in all types of fixed-income securities including convertible debt, options and futures, as well as privately negotiated options.

•	Structured Notes. The Fund may invest in structured notes. A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500). The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. The use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

•	Proxy Fight Investments. The Fund invests in securities of issuers that in the opinion of the Adviser may become subject to a change of control fight. There are typically proxy fights by minority investors seeking to have their representatives elected to the board of trustees, often with the intention of replacing existing management or selling the company. Profits are expected from the eventual success of the new board of trustees in increasing the company’s value. The Fund may invest with the intention of participating actively in the change of control, or staying passive. Although some of the companies the Fund targets as a “proxy fight investment” may be considered potential candidates for a merger takeover, proxy fights differ from merger arbitrage in that no concrete acquisition may have been proposed yet, and may not be proposed in the future.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.
PRINCIPAL INVESTMENT RISKS
The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:
•	Merger Arbitrage Risks. Merger Arbitrage is sometimes referred to as quasi-arbitrage because unlike some other forms of arbitrage it is not a risk-free form of arbitrage. When investing in merger Arbitrage, the Fund retains the risk that the corporate reorganization is not completed. This risk is also referred to as “Event Risk,” the event that the merger is not completed. The Adviser expects that it is not directly related to the movements in the overall market. Especially during large dislocations in the overall market it is expected that the number of reorganizations that are not completed increases. However, the Adviser believes that market movements are not the principal determinant for the successful completion of a merger.

More specifically, the risk in merger arbitrage is primarily the event of non-consummation of the announced merger. The following a non-comprehensive list of why a merger may not be completed:
o	Financing for the transaction may not be available;

o	Anti-trust authorities may block a transaction;

o	The economic environment can change, making the merger less appealing;

o	Fraud or other misrepresentations can be discovered;

o	A spoiler bidder can intervene (a.k.a. “white knight”);

o	Parties to the merger may invoke a material adverse change or other clause in the merger agreement to terminate the merger.
The Adviser weighs these risks against the profit opportunity in each merger arbitrage investment.

•	Capital Structure Arbitrage Risks. The perceived mispricing identified by the Fund’s Adviser may not disappear or may even increase, in which case losses may be realized.

33 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Event Arbitrage Fund
•	Distressed Securities Risks. Investment in distressed securities may be considered speculative and may present substantial risk of loss. Below investment- grade securities involve greater risks of default or downgrade and are more volatile than investment- grade securities. Additionally, below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in the issuer’s creditworthiness. Discontinuation of these payments could substantially adversely affect the market value of the securities. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the market value of the securities. Investments may be acquired with the intention of remaining passive or with the intent to participate actively in a restructuring. When participating actively in a restructuring, the Adviser will attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Investments may involve both U.S. and non-U.S. entities, may involve both long and short positions and may utilize leverage.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments. The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.

•	Structured Note Investment Risks. Principal repayments and/or interest payments on structured notes are dependent upon one or more of the following factors: currency exchange rates, interest rates, stock and stock indices, which may cause the principal repayments and/or payments be to be subject to the related risks of each applicable factors. Also, depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of the specific factor(s) may cause significant price fluctuations or illiquidity.

•	Proxy Fight Risks. A proxy fight may not be concluded successfully, or the increase in value anticipated through the change of control may not materialize, in which case losses may be realized.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 34

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Global Tactical Allocation Fund
INVESTMENT OBJECTIVES
The Quaker Global Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stock. The Fund invests its assets in common stocks of U.S. companies and common stocks and ADRs of foreign companies without regard to market capitalization. ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository). Under normal circumstances, the Fund will invest at least 40% of its net assets in common stocks and ADRs of foreign companies.

•	Growth Stock. The Fund invests its assets in equity securities of companies that the Sub-adviser believes have experienced above-average long-term growth in earnings and show a high probability for superior future growth. The Fund’s Sub-adviser seeks to identify such companies by focusing on individual companies rather than on short-term movements in broad economic factors, such as interest rates or commodity prices. This focus on individual companies includes dissecting earnings by doing detailed balance sheet analysis and generating earnings models internally. The Sub-adviser looks for companies that display good cash flow prospects, have strong experienced management teams, sturdy business models and have historically grown earnings organically.

•	Emerging Markets. The Fund may invest without limit in companies located in developing or emerging markets.

•	Foreign Securities. The Fund may invest in foreign securities. The Fund considers, when selecting countries in which the Fund will invest, such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency exchange fluctuations, tax considerations and the liquidity of a particular security.

•	Special Situation Securities. The Fund invests up to 20% of its total assets in “special situation” securities when the Sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace which may result in significant portfolio turnover.

•	Short Sales. The Fund may invest up to 25% of its assets in short sales at any given time. The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.
PRINCIPAL INVESTMENT RISKS
The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:
•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
35 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Global Tactical Allocation Fund
•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Emerging Markets Risk. The Fund invests in developing countries which may experience high rates of inflation or sharply devalue their currencies against the U.S. dollar, causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in the settlement process.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.

•	Special Situations Risk. Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or the aggregate value of such investment is not greater than 20% of the Fund’s total assets (valued at the time of investment).

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 36

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Long-Short Tactical Allocation Fund
INVESTMENT OBJECTIVES
The Quaker Long-Short Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, Rock Canyon Advisory Group, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Equity Securities. When the Fund invests in equity securities and engages in short selling of equity securities as a hedge against adverse market conditions. The Fund’s portfolio is allocated among equity asset and style classes and between securities it holds long and sells short, based on the Sub-adviser’s assessment of overall market direction.

•	Common Stock. The Fund invests in common stocks of individual companies, it will generally invest in companies within specific sectors (e.g., retail, consumer staples, technology) and within those sectors, specific styles (e.g., small-capitalization value, large-capitalization growth) that the Sub-adviser’s proprietary sector and style models indicate have the greatest potential for upward price movement. The models measure various characteristics such as price-to-earnings ratio, market capitalization and price momentum.

•	Exchange Traded Funds. The Fund may take long and short positions in ETFs such as Standard & Poor’s Depositary Receipts (commonly referred to as SPDRs) and the NASDAQ 100 tracking stock (NASDAQ Symbol QQQQ). The Fund will use these instruments to increase exposure to sectors the Sub-adviser’s model indicates have the greatest potential for upward price movement, and to decrease exposure to sectors the Sub-adviser’s model indicates have the greatest potential for downward price movement.

•	Short Sales. The Fund utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund may engage “against the box” and outright short sales. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. The Fund limits short sales to not more than 50% of the Fund’s total assets.

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.

•	Smaller Companies. The Fund invests in companies with market capitalizations of less than [$3.1 billion].
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Equity Securities Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Exchange Traded Funds Risk. The Fund will indirectly bear its proportionate share of any fees and expenses paid by ETFs in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are
37 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Long-Short Tactical Allocation Fund
speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Portfolio Turnover Risk. The Sub-adviser engages in aggressive portfolio trading. Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Smaller Company Risk. To the extent the Fund invests in small-capitalization companies, the Fund will be subject to additional risks. These include:
1.	The earnings and prospects of smaller companies are more volatile than larger companies.

2.	Smaller companies may experience higher failure rates than do larger companies.

3.	The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

4.	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. Adverse economic, political or regulatory developments in a particular sector may have a greater negative effect on the Fund.

The Fund may at any point be over-weighted or under-weighted in a particular sector as compared to the Fund’s benchmark index. If the Sub-adviser’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect, the security’s price may decrease in value. For example, if the Fund invests in a style that emphasizes value stocks, the market may not agree with the Sub-adviser’s determination that a security is undervalued, and the security’s price may not increase to what the adviser believes is its full value and may even decrease in value. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The strategy used by the Sub-adviser may entail more risk than other stock funds.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 38

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Small-Cap Growth Tactical Allocation Fund
INVESTMENT OBJECTIVES
The Quaker Small-Cap Growth Tactical Allocation Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, Van Den Berg Management I, Inc., dba Century Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Growth Stocks. Normally invests at least 80% of the Fund’s total assets in common stocks, ETFs, ADRs and foreign securities traded on U.S. stock exchanges, with market capitalizations within the range of companies included in the Russell 2000® Growth Index. The market capitalization of companies in the Russell 2000® Growth Index ranged from $[3.2] million to $[3] billion as of September 30, 2010. The capitalization range of companies in the Russell 2000® Growth Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.

•	Equity Securities. Invests in securities that include a broadly diversified number of equity securities, including U.S. securities and foreign securities traded on U.S. stock exchanges, which the Sub-adviser believes show a high probability of superior prospects for above average growth. The Sub-adviser chooses these securities using a “bottom up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment. In particular, under this “bottom up” approach, the Sub-adviser analyzes various factors such as capitalization/liquidity ratios, growth ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.

•	Foreign Securities. The Fund may invest in foreign securities traded on U.S. stock exchanges, ADRs and EDRs.

•	Short Selling. The Fund engages in short selling, which involves special risks and requires special investment expertise. When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases instead, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund.

The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.
In selecting individual securities for the Fund’s portfolio, the Sub-adviser uses a “bottom-up” approach of extensively analyzing the financial, management and overall economic conditions of each potential investment, in particular, under this “bottom-up” approach, the Sub-adviser analyzes various factors such as capitalization illiquidity ratios (e.g., sales growth, earnings per share and internal profitability), momentum ratios (e.g., price, sales, earnings per share and cash flow), valuation ratios (e.g., price to sales and price to earnings) and volatility ratios.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (generally less than $[3.3] billion). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger
39 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Small-Cap Growth Tactical Allocation Fund
companies. As a result, their stock prices have greater volatility than large company securities.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.

•	Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 40

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Strategic Growth Fund
INVESTMENT OBJECTIVES
The Quaker Strategic Growth Fund (the “Fund”) seeks to provide long-term growth of capital. The Fund’s investment objective is non-fundamental which means that it may be changed by the Board of Trustees without shareholder notice.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment sub-adviser, DG Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stocks. The Fund invests at least 65% of its total assets in U.S. common stocks of companies without regard to market capitalization.

•	Growth Stocks. The Fund invests its assets in equity securities of companies which the Fund’s Sub-adviser believes show a high probability for superior growth.

•	Special Situations. The Fund invests up to 25% of its total assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will benefit the Fund. A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Such situations include, but are not limited to: spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Special situation investments may include illiquid or restricted securities, such as private equity investments.

•	Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities, including ADRs. (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository).

•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace.

•	Large- and Mid-Cap Securities. The Fund seeks to achieve a balance between investments in “special situation” investments and investments in large- to mid-capitalization equities (in excess of $3 billion in market capitalization) with high or accelerating profitability.

•	Short Sales. The Fund utilizes a strategy of short selling securities to reduce volatility and enhance potential investment gain. The Fund limits short sales to not more than 25% of the Fund’s assets. At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.

The Fund may engage in two types of short sales. Securities may be sold “against the box” or outright. A short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released. Outright short selling involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender. Any gain or loss on the transaction is taxable as a short-term capital gain or loss.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•	Special Situation Risk. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs
41 | QUAKER INVESTMENT TRUST PROSPECTUS

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker Strategic Growth Fund
and new management or management policies may not have the effect on a company’s price that the Fund’s Sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar; accordingly, the Fund will be subject to the risks associated with fluctuations in currency values; although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable and friendly governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability any of which could negatively affect the Fund.

•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover, resulting in the realization of gains and losses which could have negative tax consequences to Fund shareholders.

•	Mid-Cap Stock Risk. The Fund may invest in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies may have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-cap stock prices may have greater volatility than large company securities.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions (purchases). When a Fund engages in short selling, it sells a security it does not own in anticipation of being able to buy that security later at a lower price. If the price of the security increases, the Fund loses money. Further, during the time when the Fund has shorted the security, the Fund must borrow that security in order to make delivery on the previous sale, which raises the cost to the Fund. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s price may be more volatile than if no leverage were used. Positions in shorted securities are speculative and more risky than long positions. You should be aware that any strategy that includes selling securities short could suffer significant losses.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
FOR MORE INFORMATION PLEASE CALL 800-220-8888 | 42

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
More Information about Strategies
•	iShares. The Funds may invest without limitation in shares of iShares Trust and iShares, Inc. (each an “iShares Fund” and collectively, the “iShares Funds”). The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange. These types of investment companies are commonly known as “exchange traded funds.” Market prices of iShares Funds’ shares may be different from their net asset value per share (“NAV”). Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and Sub-advisers.

•	Repurchase Agreements. Each Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange.

•	Temporary Defensive Positions. Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash-equivalents. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

•	Securities Lending. The Funds may lend their portfolio securities to further enhance investment returns. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.
More Information about Investment Risks
In addition to the principal risks which are specific to each investment strategy and summarized above in each of the Fund Summaries under “Principal Investment Risks,” there are other investment risks common to all Funds:
•	iShares Risk. The cost of investing in an iShares Fund will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

•	Repurchase Agreement Risk. A Fund may experience losses or delays in connection with repurchase agreements entered into, if a counterparty to any such contract defaults or goes into bankruptcy.

•	Temporary Defensive Position Risk. A Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective. When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.

•	Securities Lending Risk. If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

•	Management Risk. Funds are subject to management risk because they are actively managed investment portfolios. A Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for a Fund, but there is no guarantee that its decisions will produce the intended result.

•	Market Trends Risk. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all.
43 | QUAKER INVESTMENT TRUST PROSPECTUS

Management of the Funds
Investment Adviser
Quaker Funds, Inc. (the “Adviser”), located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to each of the Funds. Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with the Trust. The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of August 31, 2010, the Adviser had approximately $[ ] million in assets under management.
As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the sub-advisers comply with the Fund’s investment objectives, policies and restrictions.
Each Fund pays the Adviser and sub-adviser management fees for managing the Fund’s investments that are calculated as a percentage of the Fund’s assets under management. The total advisory and subadvisory fees payable as a percentage of each Fund’s average daily net assets for the fiscal year ended June 30, 2010, are as follows:

Total Advisory
and
Subadvisory
Fee Paid
as a Percentage
of
Average Net
Name of Fund	Assets

Quaker Akros Absolute Strategies Fund	1.25%

Quaker Event Arbitrage Fund	1.30%

Quaker Global Tactical Allocation Fund	1.25%

Quaker Long-Short Tactical Allocation Fund	1.70%

Quaker Small-Cap Growth Tactical Allocation Fund	1.00%

Quaker Strategic Growth Fund	1.30%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for each Fund is available in the Trust’s annual report to shareholders for the period ended June 30, 2010. The Fund’s shareholder reports are available on the Trust’s website at www.quakerfunds.com.
Sub-advisers and Portfolio Managers
The Adviser oversees the Funds’ sub-advisers and recommends to the Board of Trustees whether to hire, terminate or replace a sub-adviser. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace sub-advisers for the Funds; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.
The Adviser has entered into separate subadvisory agreements with each sub-adviser and compensates each sub-adviser out of the investment advisory fees it receives from the Funds. Each sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund that it manages.
The following sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:
QUAKER INVESTMENT TRUST PROSPECTUS | 44

Management of the Funds
Quaker Akros Absolute Strategies Fund
Akros Capital, LLC (“Akros”), located at 230 Park Avenue, New York, New York 10169, serves as the sub-adviser to the Quaker Akros Absolute Strategies Fund. Akros was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an advisor primarily to provide specialized investment-management services for individuals, institutions and retail customers. As of August 31, 2010, the Sub-adviser managed approximately $[ ] million in assets.
The following individual is primarily responsible for the day-to-day management of the Fund:
     Brady T. Lipp – is responsible for the day-to-day management of the Fund’s portfolio. Mr. Lipp founded Akros Capital, LLC in 2003 and serves as its Managing Principal and Chief Executive Officer. Prior to founding Akros Capital, LLC, Mr. Lipp was a Managing Director at Credit Suisse Asset Management from 1999 to 2003 and a member of the global post-venture capital investment team, which focused on publicly traded stocks that had professional private-equity backing. He also served as a Managing Director at Warburg Pincus Asset Management from 1994 to 1999 and was an institutional relationship manager at Strong Capital Management from 1987 to 1994. Mr. Lipp has managed accounts using a similar style to the Fund since January 2004.
Quaker Event Arbitrage Fund
Quaker Funds, Inc. (the “Adviser”) located at 309 Technology Drive, Malvern, PA 19355, serves as Adviser to the Quaker Event Arbitrage Fund. The Adviser has discretionary responsibility for investment of the assets and the portfolio management of the Quaker Event Arbitrage Fund.
The following individual is primarily responsible for the day-to-day management of the Fund:
     Thomas F. Kirchner, CFA – Mr. Kirchner is responsible for the day-to-day management of the Fund. From 2003-2009, prior to joining the Adviser with the acquisition by the Fund of the Pennsylvania Avenue Fund, Mr. Kirchner was the founder of Pennsylvania Avenue Advisers LLC (“Pennsylvania Avenue”) and the portfolio manager of the Pennsylvania Avenue Fund, a series of the Pennsylvania Avenue Funds. Prior to establishing Pennsylvania Avenue, from 1996-1999, Mr. Kirchner worked as a Bond Trader and Financial Engineer for Banque Nationale de Paris S.A. From 1999-2004, Mr. Kirchner was retained by Fannie Mae, as a Financial Engineer. Mr. Kirchner is a graduate of Kings College, University of London; Institut d’Etudes Politiques de Paris and University of Chicago Booth School of Business. Mr. Kirchner has earned the right to use the Chartered Financial Analyst designation.
Quaker Strategic Growth and Quaker Global Tactical Allocation Fund
DG Capital Management (“DG Capital”) located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, was founded in 1996 and serves as the sub-adviser to the Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund. DG Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act, and specializes in equity management. As of August 31, 2010, the firm had approximately $[ ] billion of assets under management.
The following individual is primarily responsible for the day-to-day management of the Fund:
     Manu Daftary, CFA – Founded DG Capital in 1996 and currently serves as Chairman and Chief Investment Officer. Mr. Daftary has been a manager of both the Quaker Strategic Growth Fund and Quaker Global Tactical Allocation Fund since each Fund’s inception. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchase and sale of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements.
Quaker Long-Short Tactical Allocation Fund
Rock Canyon Advisory Group, Inc. (“Rock Canyon”), located at 2989 West Maple Loop #210, Lehi, Utah 84043, serves as the sub-adviser to the Quaker Long-Short Tactical Allocation Fund. Founded in 2002, Rock Canyon is registered as an investment adviser with the SEC under the Advisers Act. As of August 31, 2010, the firm has approximately $[ ] million of assets under management.
The following individuals are primarily responsible for the day-to-day management of the Fund:
45 | QUAKER INVESTMENT TRUST PROSPECTUS

Management of the Funds
     Jonathan Ferrell – Mr. Ferrell is the founder, President and Manager of Rock Canyon. He has also been a principal at Lehi Partners LLC since 2003, where he manages a hedge fund. Prior to establishing Rock Canyon, Mr. Ferrell was Director of Research at Paragon Capital Management. He is a graduate of Brigham Young University where he earned both a BA in Near Eastern Studies and an MBA.
     Todd Draney – Mr. Draney is Vice President and Manager of Rock Canyon. He has also been a principal at Lehi Partners LLC since 2003, where he manages a hedge fund. Prior to his involvement with Rock Canyon and Lehi Partners, Mr. Draney was President at Timpanogos Capital Group, Vice President at UAM Investment Services and Senior Advisor at Wasatch Advisors. He is a graduate of Brigham Young University where he earned his BA in Economics and Portuguese and an MBA.
Quaker Small-Cap Growth Tactical Allocation Fund
Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as the sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund. Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing. As of August 31, 2010, the firm had approximately $[ ] billion of assets under management.
The following individual is primarily responsible for the day-to-day management of the Fund:
     Stephen W. Shipman, CFA – Mr. Shipman joined Century in 2009 as a Portfolio Manager. Prior to joining Century, from 1997-2009, Mr. Shipman served as Executive Vice President and Director of Research of Bjurman, Barry & Associates.
More about Sub-advisers and Portfolio Managers
The Trust’s Statement of Additional Information (“SAI”) provides additional information about the sub-advisers and each Fund’s respective portfolio manager compensation, other accounts managed and respective ownership of securities in the applicable Fund.
QUAKER INVESTMENT TRUST PROSPECTUS | 46

Shareholder Information
Calculating Share Price
When you buy shares, you pay the offering price for the shares. The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 (10.25/0.945) equals 10.84656, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.
When you sell or exchange shares of a Fund, you do so at the Fund’s NAV.
The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of each Fund’s share class by the applicable number of shares outstanding per share class.
Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern time). Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.
Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.
Fair Valuation
Individual Securities. Each Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.
The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit Committee is responsible for monitoring the fair valuation process.
Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock
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exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.
Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Choosing the Appropriate Share Class
Each Fund offers three classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.
The following table shows the share classes that are offered by each Fund:
Comparison of Share Classes

	Class A	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC

ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge or CDSC	• Designed for large intuitional investors

	• With a longer investment horizon	• With shorter investment horizons

• Who qualify for reduced sales charges on longer investments
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
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Reduction or Waiver of Front-End Sales Charges
Front-end sales charges may be reduced by:
•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares in the Quaker Global Tactical Allocation Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

•	Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
You may need to provide your financial services firm or U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Funds’ Transfer Agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Trust’s SAI or from a broker or financial intermediary through which shares of the Funds are sold.
Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.
Additional information concerning sales load reductions is available in the Trust’s SAI. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.
Front-End Sales Charges on Class A Shares for each Fund:

	Sales	Sales
	Charge	Charge
	(as a % of	(as a % of	Dealer
Amount	offering	net amount	Re-
Invested	price)	invested)	allowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:
•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.
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•	For employees and employee-related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust. Please see the SAI for details.

•	For large orders and purchases by eligible plans. Please see the SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

•	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the SAI for details.
You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.
12b-1 Distribution and Service Fees
•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Class A Shares pay a 0.25% 12b-1/service fee.

•	Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.
Revenue Sharing
The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to the Adviser to ensure that such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.
Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.
Contact your financial intermediary for details about revenue sharing payments.
Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Fund’s shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.
Registration of Share Classes
Shares of the Funds have not been registered for sale outside of the United States. The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to the Funds’ Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your
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predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).
Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.
How to Buy Shares
You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may make subsequent purchases by telephone. You may also invest in the Funds through an automatic investment plan. Any questions you may have can be answered by calling the Funds, toll free, at 800-220-8888.
In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 800-220-8888 if you need additional assistance when completing your application.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. A Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.
Purchases through Financial Service Organizations
You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in a Fund’s shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.
Purchasing Shares by Mail
To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:
By Mail
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
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For Overnight or Special Delivery
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.
Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.
Purchasing Shares by Wire Transfer
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)
Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Telephone Purchases
In order to be able to purchase shares by telephone, your account must have been established prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.
You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.
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Miscellaneous Purchase Information
The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.
If you place an order for a Fund’s shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.
Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. A Fund also must withhold if the IRS instructs it to do so.
Frequent/Short-Term Trading or Market Timing
The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds. The policies and procedures are described below.
The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.
Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.
Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be
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able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Funds review all trading activity on behalf of omnibus accounts. If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Preventative Measures
The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Fund’s shares by a Fund’s shareholders. It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to a Fund or its shareholders, a Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.
How to Sell Shares
You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.
The Funds have fair value pricing procedures in place. See the section entitled “Fair Valuation.” By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.
The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.
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To Sell Shares by Mail
By Mail
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
For Overnight or Special Delivery
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:
1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.
Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.
Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations:
•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account application);

•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened; and

•	For all redemption requests in excess of $25,000.
In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program. A notary public is not an acceptable signature guarantor.
To Sell Shares by Phone
You may redeem your shares in the Fund(s) by calling the Trust at 800-220-8888 unless you declined the telephone redemption option on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2-3 days.
Involuntary Redemptions
Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:
•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.
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How to Exchange Shares
Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund and shareholders of Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).
Money Market Account shares are available only as an exchange option for a Fund’s shareholders. Money Market Account shares acquired through an exchange may be exchanged back into a Fund’s shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.
An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting Trust at 800-220-8888 or by submitting a written request. A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be changed, and the names of the Fund(s) to which the exchange will take place.
Account Services
You may select the following account services on your purchase application, or at any time thereafter, in writing.
•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Automatic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $50 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Funds’ Transfer Agent at 800-220-8888.
Dividends and Tax Matters
Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee a
QUAKER INVESTMENT TRUST PROSPECTUS | 56

Shareholder Information
Fund will pay either an income dividend or a capital gain distribution.
Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Avoid “Buying A Dividend.” Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.
Tax Considerations. In general, if you are a taxable investor, a Fund’s distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, a Fund’s distributions of short-term capital gains are taxable to you as ordinary income. A Fund’s distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.
A sale or redemption of a Fund’s shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.
By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
A Fund’s distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.
57 | QUAKER INVESTMENT TRUST PROSPECTUS

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ending June 30 of each year. The financial highlights for the year ended June 30, 2010 have been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report. The financial highlights for the Quaker Akros Absolute Strategies Fund for the fiscal periods ended August 31, 2006, 2007, 2008 and 2009 were audited by the Akros Absolute Return Fund’s independent registered public accounting firm, whose report, along with the Akros Absolute Return Fund’s financial statements, appear in the Akros Absolute Return Fund’s annual report. The financial highlights for the years ended June 30, 2009, 2008, and 2007 for the Global Tactical Allocation Fund, Small-Cap Growth Tactical Allocation Fund and Strategic Growth Fund, as applicable, have been audited by PricewaterhouseCoopers, LLP. For the fiscal years prior to June 30, 2010, the Quaker Event Arbitrage Fund’s financial statements were audited by another independent registered public accounting firm. For the fiscal years prior to June 30, 2009, the Quaker Long-Short Tactical Allocation Fund’s financial statements were audited by another independent registered public accounting firm. For the fiscal years prior to June 30, 2007, the Quaker Strategic Growth Fund’s financial statements were audited by another independent registered public accounting firm.
QUAKER INVESTMENT TRUST PROSPECTUS | 58

Financial Highlights
To be inserted in this order:
1.	Akros Absolute Strategies

2.	Event Arbitrage

3.	Global Tactical

4.	Long-Short Tactical

5.	Small-Cap Growth Tactical

6.	Strategic Growth
59 | QUAKER INVESTMENT TRUST PROSPECTUS

Privacy Policy
Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.
We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.
I. Information Collection
We may collect “non-public personal information” about you from the following sources:
•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.
“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.
II. Information Use & Sharing With Third Parties
We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.
We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.
You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.
If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.
III. Security Standards
At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.
We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.
When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.
IV. Accuracy
We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.
QUAKER INVESTMENT TRUST PROSPECTUS | 60

How To Get More Information
Additional information about the Funds’ investments is available in its annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information on all aspects of the Funds. A current SAI, dated October 28, 2010, has been filed with the SEC and is incorporated by reference into this Prospectus.
To receive information without charge concerning the Funds or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
A copy of your requested document(s) will be mailed to you within three business days of your request.
The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.
Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QKPTAL 102010

PROSPECTUS
October 28, 2010
TRADITIONAL FUNDS

Quaker Capital Opportunities Fund QUKTX, QUKTX, QCOIX Quaker Mid-Cap Value Fund QUSVX, QUSVX, QSVIX Quaker Small-Cap Value Fund QMCVX, QMCCX, QMVIX
As is the case with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a crime.
Investors should carefully consider the risks, investment objectives, charges and ongoing expenses of each Fund before making an investment.

Fund Summaries
Quaker Capital Opportunities Fund
INVESTMENT OBJECTIVES
The Quaker Capital Opportunities Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (the “SAI”).

Shareholder Fees
(fees paid directly	Class		Class		Institutional
from your investment)	A		C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%		NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.93%		0.93%		0.93%

Distribution (12b-1) Fees	0.25%		1.00%		NONE

Other Expenses	[ ]	%	[ ]	%	[ ]	%

Acquired Fund Fees and Expenses(1)	[ ]	%	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ]	%	[ ]	%	[ ]	%

(1)	The ratios of total fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios reflect the operating expenses of the Fund and any acquired fund fees and expenses. The ratio of expenses to average net assets in the Fund’s “Financial Highlights” are not required to reflect any acquired fund fees and expenses.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment Sub-adviser, Knott Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stocks. The Fund invests at least 65% of its total assets in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stocks and securities purchased on a when-issued basis. The Fund invests its assets in stocks of companies without regard to market capitalizations.
•	Growth Stocks. The Fund invests a large portion of its assets (in excess of 25%) in stocks of companies in the same industry sector when the Fund’s Sub-adviser believes that industry sector has an above-average prospect for achieving superior growth.
•	Special Situations. The Fund invests up to 25% of its assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will help the Fund. A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Special situations include, but are not limited to, spin-
1   |   QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Capital Opportunities Fund
offs, corporate restructurings, liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies.
•	Debt Instruments. The Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.
•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt—commonly referred to as “junk bonds.”
•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.
•	Foreign Securities. The Fund invests up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). The Fund’s Sub-adviser will generally select foreign securities on a stock-by-stock basis based on total return potential.
In selecting individual securities for the Fund’s portfolio, the Sub-adviser relies upon fundamental security analysis of individual companies which have been identified through a combination of a “top down,” then “bottom up” approach. The Sub-adviser’s investment process begins with a “top down” analysis which is based on a continuing analysis of the overall economy, industry trends and interest rate movements. The Sub-adviser analyzes gross domestic product, corporate profits, interest rates, monetary policy and inflation to arrive at a forecast of the overall economic forecast. The Sub-adviser then uses that forecast to assess risk/reward relationships among various industries and further refine its investment selection process. As part of that analysis, sectors of the economy that are expected to over or under-perform the overall economy can be identified.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Small- and Mid-Cap Stock Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.
•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
•	Special Situations Risk. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s Sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).
•	Debt Instrument Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments. The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.
•	Below Investment Grade Debt Instrument Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.
•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A
QUAKER INVESTMENT TRUST PROSPECTUS   |   2

Fund Summaries
Quaker Capital Opportunities Fund
higher rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.
•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.
•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns — Class A Shares as of December 31, 2009

2003	2004	2005	2006	2007	2008	2009

26.03%	16.26%	9.17%	3.75%	13.77%	-30.48%	[ ]%
Highest Performing Quarter: [     ]% in [X] quarter of [YYYY]
Lowest Performing Quarter: [     ]% in [X] quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [     ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.
Average Annual Total Returns as of December 31, 2009

	1		5
	Year		Years		Lifetime

Class A Return Before Taxes (Inception Date: January 31, 2002)	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: May 2, 2002)	[ ]	%	[ ]	%	[ ]	%

Institutional Class Return Before Taxes (Inception Date: May 5, 2009)	[ ]	%	N/A		[ ]	%

S&P 500® Total Return Index	[ ]	%	[ ]	%	[ ]	%

INVESTMENT ADVISER
Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.
3   |   QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Capital Opportunities Fund
Sub-adviser and Portfolio Manager
Knott Capital Management, Inc., (“Knott Capital”) serves as investment Sub-adviser to the Fund.
The following individuals are responsible for the day-to-day management of the Fund’s portfolio:
Charles A. Knott, is founder, Chairman and Co-Chief Investment Officer of Knott Capital.
Peter M. Schofield, CFA, is Principal and Co-Chief Investment Officer of Knott Capital.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
QUAKER INVESTMENT TRUST PROSPECTUS   |   4

Fund Summaries
Quaker Mid-Cap Value Fund
INVESTMENT OBJECTIVES
The Quaker Mid-Cap Value Fund (the “Fund”) seeks to to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly	Class	Class		Institutional
from your investment)	A	C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.05%	1.05%		1.05%

Distribution (12b-1) Fees	0.25%	1.00%		NONE

Other Expenses	[ ] %	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ] %	[ ]	%	[ ]	%

EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment Sub-adviser, Kennedy Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Mid-Cap Stocks. The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index. The market capitalization of companies in the Russell MidCap® Value Index ranged from $[829] million to $[12.2 ] billion as of September 30, 2010.
•	Value Securities. The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios. The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.
In selecting individual securities for the Fund’s portfolio, the Sub-adviser believes that there are three factors that influence equity returns, namely: quality, value and business prospects of the issuer. In order to choose the securities in which the Fund invests, the Sub-adviser analyzes approximately 1,800 U.S. issuers of common stock. The Sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion
5   |   QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Mid-Cap Value Fund
to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations. Furthermore, the Sub-adviser seeks to identify companies that exhibit some or all of the following criteria:
•	strong balance sheets and high credit quality;

•	low price-to-earnings, price-to-sales, price-to-value ratios;

•	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;

•	high profit margins and the business strategies to protect and maintain such margins;

•	high historical return on investment; and

•	ability to increase earnings through new products or sensible acquisitions.
Through these selection criteria, the Sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Mid-Cap Stock Risk. The Fund invests in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.
•	Value Securities Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns — Class A Shares as of December 31, 2009

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

3.95%	18.36%	-21.48%	60.51%	24.87%	5.62%	8.04%	0.00%	-42.52%	[ ]%
Highest Performing Quarter: [     ]% in X quarter of [YYYY]
Lowest Performing Quarter: [     ]% in X quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [     ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or
QUAKER INVESTMENT TRUST PROSPECTUS   |   6

Fund Summaries
Quaker Mid-Cap Value Fund
local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.
Average Annual Total Returns as of December 31, 2009

	1		5		10
	Year		Years		Years

Class A Return Before Taxes (Inception Date: December 31, 1997)	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: July 31, 2000)	[ ]	%	[ ]	%	[ ]	%

Institutional Class Return Before Taxes (Inception Date: November 21, 2000)	[ ]	%	[ ]	%	[ ]	%

Russell MidCap® Value Index	[ ]	%	[ ]	%	[ ]	%

INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
Kennedy Capital Management, Inc., (“Kennedy”) serves as investment Sub-adviser to the Fund.
Frank Latuda, Jr., CFA, Vice President, Director and Chief Investment Officer of Kennedy, is the Portfolio Manager, and is responsible for the day-to-day management of the Fund’s portfolio.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer
7   |   QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Mid-Cap Value Fund
or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
QUAKER INVESTMENT TRUST PROSPECTUS   |   8

Fund Summaries
Quaker Small-Cap Value Fund
INVESTMENT OBJECTIVES
The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.
FUND FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page [XX] of the Fund’s Prospectus and in the “Shareholder Information” section on page [XX] of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly	Class	Class		Institutional
from your investment)	A	C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%	1.00%		1.00%

Distribution (12b-1) Fees	0.25%	1.00%		NONE

Other Expenses	[ ] %	[ ]	%	[ ]	%

Total Annual Fund Operating Expenses	[ ] %	[ ]	%	[ ]	%

(1)	The Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion. In addition, the total annual fund operating expenses for the current fiscal year are expected to be [1.55]%, [2.30]% and [1.30]%, respectively for Class A, Class C and Institutional Class Shares.
EXPENSE EXAMPLES
The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One		Three		Five		Ten
	Year		Years		Years		Years

CLASS A	$	[ ]	$	[ ]	$	[ ]	$	[ ]

CLASS C	$	[ ]	$	[ ]	$	[ ]	$	[ ]

INSTITUTIONAL CLASS	$	[ ]	$	[ ]	$	[ ]	$	[ ]

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment Sub-adviser, Aronson+Johnson+Ortiz, LP (“AJO”), will, under normal market conditions, employ the following strategies:
•	Small-Cap Stocks. The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index, with an ultimate selection of 150 plus stocks. The market capitalization of companies in the Russell 2000® Index ranged from $[3.2] million to $[3.1] billion as of September 30, 2010. The market capitalization of companies in the Russell 2500® Index ranged from $[15] million to $[10] billion as of September 30, 2010.
•	Value Securities. The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-
9   |   QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Small-Cap Value Fund
average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
In selecting stocks for the portfolio, the Fund’s Sub-adviser focuses on asset-rich companies, selling at relatively low multiples of earnings, with proven and confident management, and earnings growth and price momentum. The Fund will normally remain fully invested in these securities at all times, subject to a minimum cash balance maintained for operational purposes.
The Fund’s sub-adviser screens a broad universe of U.S. securities to identify a subset of issuers with ample trading volume, at least three years of operating history, and market capitalizations similar to the companies in the Russell 2000® and Russell 2500® indices. The resulting stocks are divided into 34 industries. Within each industry, the Sub-adviser identifies the most attractive stocks by considering a number of balance sheet and income statement criteria, as well as the effectiveness and outlook of management and measures of momentum. The Sub-adviser then creates a portfolio that is sector-neutral to the benchmark. The chosen securities attempt to maximize return but are well-diversified in terms of industry, fundamental characteristics, and other statistical measures of risk as compared to the blended characteristics of the Russell 2000® and the Russell 2500® indices.
PRINCIPAL INVESTMENT RISKS
As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:
•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (as described above). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.
•	Value Securities. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
PAST PERFORMANCE
The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.
Annual Total Returns — Class A Shares as of December 31, 2009

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009

17.75%	8.22%	-14.21%	50.40%	20.47%	9.91%	16.60%	-6.21%	-31.85%	[ ]%
Highest Performing Quarter: [     ]% in X quarter of [YYYY]
Lowest Performing Quarter: [     ]% in X quarter of [YYYY]
The Fund’s cumulative year-to-date return through September 30, 2010 was [     ]%.
The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.
QUAKER INVESTMENT TRUST PROSPECTUS   |   10

Fund Summaries
Quaker Small-Cap Value Fund
In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.
11   |   QUAKER INVESTMENT TRUST PROSPECTUS

Fund Summaries
Quaker Small-Cap Value Fund
Average Annual Total Returns as of December 31, 2009

	1		5		10
	Year		Years		Years

Class A Return Before Taxes (Inception Date: November 25, 1996)	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions	[ ]	%	[ ]	%	[ ]	%

Class A Return After Taxes on Distributions and Sale of Fund Shares	[ ]	%	[ ]	%	[ ]	%

Class C Return Before Taxes (Inception Date: July, 28, 2000)	[ ]	%	[ ]	%	[ ]	%

Institutional Class Return Before Taxes (Inception Date: September 12, 2000)	[ ]	%	[ ]	%	[ ]	%

Russell 2000® Index	[ ]	%	[ ]	%	[ ]	%

INVESTMENT ADVISER
Quaker Funds, Inc. serves as investment adviser to the Fund.
Sub-adviser and Portfolio Manager
Aronson+Johnson+Ortiz, LP, (“AJO”) serves as investment Sub-adviser to the Fund.
The following individuals are responsible for the day-to-day management of the Fund’s portfolio:
Theodore R. Aronson, CFA, is Managing Principal of AJO.
Kevin M. Johnson is a Principal of AJO.
Martha E. Ortiz, CFA, is a Principal of AJO.
Stefani Cranston, CFA, CPA, is a Principal of AJO.
Gina Marie N. Moore, CFA, CPA, is a Principal of AJO.
     R. Brian Wenzinger, CFA, is a Principal of AJO.
Christopher J.W. Whitehead, CFA, is a Principal of AJO.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.
The minimum initial and subsequent investment amounts are shown below:
Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
TAX INFORMATION
In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. The Fund will distribute substantially all of its net realized capital gains and net investment income, if any, to its shareholders annually.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask
QUAKER INVESTMENT TRUST PROSPECTUS   |   12

Fund Summaries
Quaker Small-Cap Value Fund
your salesperson or visit your financial intermediary’s Web site for more information.
13   |   QUAKER INVESTMENT TRUST PROSPECTUS

Investment Objectives, Strategies Risks and Portfolio Holdings
Quaker Capital Opportunities Fund
INVESTMENT OBJECTIVES
The Quaker Capital Opportunities Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment Sub-adviser, Knott Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Common Stocks. The Fund invests at least 65% its total assets in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stocks and securities purchased on a when-issued basis. Invests the Fund’s assets in stocks of companies without regard to market capitalizations.
•	Growth Stocks. The Fund invests a large portion of its assets (in excess of 25%) in stocks of companies in the same industry sector when the Fund’s Sub-adviser believes that industry sector has an above-average prospect for achieving superior growth.
•	Special Situations. The Fund invests up to 25% its assets in “special situation” securities when the Fund’s Sub-adviser believes such investments will help the Fund. A special situation arises when, in the Sub-adviser’s opinion, the securities of a company will experience an unusual gain or loss solely by reason of a development particularly or uniquely applicable to that company. Special situations include, but are not limited to, spin-offs, corporate restructurings, liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies.
•	Debt Instruments. The Fund may invest up to 15% of its total assets in all types of fixed income securities, including U.S. government obligations, and up to 10% of its total assets in high-yield bonds. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.
•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt (securities rated below BBB by Standard & Poor’s Rating Service (“S&P”) or below Baa by Moody’s Investors Service, Inc. (“Moody’s”))— commonly referred to as “junk bonds.” However, the Fund will not invest in debt securities rated below D by S&P or Moody’s. Securities that are rated lower than investment grade, or high-yield securities, generally provide high income in an effort to compensate their investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid takeover or buyout and firms with heavy debt loads. The maturities and durations of the fixed-income securities will vary widely depending on market conditions, the quality of the securities in which the Fund is invested, and where the Fund’s portfolio manager believes the markets are in the investment cycle.
•	Portfolio Turnover. The Fund employs an aggressive strategy of portfolio trading to respond to changes in the marketplace; therefore the Fund will have a portfolio turnover rate that is significantly higher than other mutual funds.
•	Foreign Securities. The Fund invests up to 25% of its net assets in foreign securities, including American Depositary Receipts (“ADRs”). (ADRs are receipts issued by a U.S. depository (usually a U.S. bank) that represent an ownership interest in an underlying foreign security that is held by the depository). The Fund’s Sub-adviser will generally select foreign securities on a stock-by-stock basis based on total return potential.
The Fund will generally invest for the long term, but may occasionally invest on a short-term basis when the Fund’s sub-adviser believes that it will benefit the Fund. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. Changes are made in the Fund’s portfolio whenever the sub-adviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.
QUAKER INVESTMENT TRUST PROSPECTUS   |   14

Investment Objectives, Strategies Risks and Portfolio Holdings
Quaker Capital Opportunities Fund
PRINCIPAL INVESTMENT RISKS
The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:
•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Small- and Mid-Cap Stock Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.
•	Growth Stock Risk. The Fund invests in companies that appear to be growth-oriented companies. If the Fund’s perceptions of a company’s potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
•	Special Situations Risk. The Fund invests in “special situations.” Special situations often involve much greater risk than is found in the normal course of investing. Liquidations, reorganizations, recapitalizations, material litigation, technological breakthroughs and new management or management policies may not have the effect on a company’s price that the Fund’s Sub-adviser expects, which could negatively impact the Fund. To minimize these risks, the Fund will not invest in special situations unless the target company has at least three years of continuous operations (including predecessors) or unless the aggregate value of such investments is not greater than 25% of the Fund’s total net assets (valued at the time of investment).
•	Debt Instrument Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments. The Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities.
•	Below Investment Grade Debt Instrument Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates. The value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.
•	Portfolio Turnover Risk. The Fund’s portfolio manager may engage in aggressive portfolio trading. As a result, the Fund could experience higher than average portfolio turnover. A higher rate of portfolio turnover in any year may increase brokerage commissions paid and could generate greater taxes for shareholders on realized investment gains.
•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes and such taxes may reduce the net return to Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Fund will be subject to the risks associated with fluctuations in currency values. Although the Fund will only invest in foreign securities of issuers that are domiciled in nations considered to have stable governments, issuers of foreign securities may still be subject to the risk of expropriation, confiscation, taxation, currency blockage, or political or social instability, any of which could negatively affect the Fund.
•	Non-Diversification Risk. The Fund is a non-diversified fund, which means that the Fund may take a larger position in a smaller number of companies than a diversified fund. Non-diversification increases the risk that the value of the Fund could decrease because of the poor performance of a single investment, because the Fund may have invested a substantial portion (up to 25%) of its total assets in that single security. Because the Fund may invest in a smaller number of securities, adverse changes to a single security will have a more
15   |   QUAKER INVESTMENT TRUST PROSPECTUS

Investment Objectives, Strategies Risks and Portfolio Holdings
Quaker Capital Opportunities Fund
pronounced negative effect on the Fund than if the Fund’s investments were more widely distributed.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
QUAKER INVESTMENT TRUST PROSPECTUS   |   16

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
Quaker® Mid-Cap Value Fund
INVESTMENT OBJECTIVES
The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment Sub-adviser, Kennedy Capital Management (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Mid-Cap Stocks. The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index. The market capitalization of companies in the Russell MidCap® Value Index ranged from $[829] million to $[12.2 ] billion as of September 30, 2010. The capitalization range of companies in the Russell MidCap® Value Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.
•	Value Securities. The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios. The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.
PRINCIPAL INVESTMENT RISKS
The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:
•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Mid-Cap Stock Risk. The Fund invests in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.
•	Value Securities Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
17   |   QUAKER INVESTMENT TRUST PROSPECTUS

Investment Objectives, Strategies Risks and Portfolio Holdings
Quaker Small-Cap Value Fund
INVESTMENT OBJECTIVES
The Quaker Small-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Fund’s investment Sub-adviser, Aronson+Johnson+Ortiz, LP (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:
•	Small-Cap Stocks. The Fund invests at least 80% of its total assets in U.S. common stocks of companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index, with an ultimate selection of 150 plus stocks. The market capitalization of companies in the Russell 2000® Index ranged from $[3.2] million to $[3.1] billion as of September 30, 2010. The market capitalization of companies in the Russell 2500® Index ranged from $[15] million to $[10] billion as of September 30, 2010. The capitalization range of companies in the Russell 2000® Index and the Russell 2500® Index will change with the markets. If movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security.
•	Value Securities. The Fund invests in companies considered by the Fund’s Sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
PRINCIPAL INVESTMENT RISKS
The Fund has principal investment strategies that come with inherent risks. The following are Principal Investment Risks specific to the Fund’s investment strategies:
•	Common Stock Risk. The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Small-Cap Stock Risk. The Fund invests in companies with small market capitalizations (as described above). Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices. Also, small companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result, small-capitalization stock prices have greater volatility than large company securities.

•	Value Securities. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.
PORTFOLIO HOLDINGS
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available: (i) in the Fund’s SAI; and (ii) on the website of the Trust at www.quakerfunds.com.
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INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS
More Information about Strategies
•	iShares. The Funds may invest without limitation in shares of iShares Trust and iShares, Inc. (each an “iShares Fund” and collectively, the “iShares Funds”). The iShares Funds are registered investment companies whose shares are listed and traded at market prices on national securities exchanges, such as the NYSE Arca exchange. These types of investment companies are commonly known as “exchange traded funds.” Market prices of iShares Funds’ shares may be different from their net asset value per share (“NAV”). Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. To the extent the Fund invests in iShares, the Fund will indirectly bear its proportionate share of any management fees and other expenses paid to iShares Funds in addition to investment management fees charged by the Adviser and Sub-advisers.
•	Repurchase Agreements. Each Fund may enter into repurchase agreements, and certain other types of futures, options and derivatives with U.S. banks, qualified brokerage firms and other investors in over-the-counter markets, not through any exchange.
•	Temporary Defensive Positions. Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When investment opportunities are limited, or in the event of exceptional redemption requests, a significant percentage (up to 100%) of a Fund’s total net assets may be held in cash or cash-equivalents. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would if they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.
•	Securities Lending. The Funds may lend their portfolio securities to further enhance investment returns. These loans are secured by the delivery to the Fund of cash collateral, which may be invested in short-term debt securities and money market funds.
More Information about Investment Risks
In addition to the principal risks which are specific to each investment strategy and summarized above in each of the Fund Summaries under “Principal Investment Risks,” there are other investment risks common to all Funds:
•	iShares Risk. The cost of investing in an iShares Fund will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.
•	Repurchase Agreement Risk. A Fund may experience losses or delays in connection with repurchase agreements entered into, if a counterparty to any such contract defaults or goes into bankruptcy.
•	Temporary Defensive Position Risk. A Fund’s portfolio manager may seek to protect shareholder capital by assuming defensive positions where a Fund’s portfolio is comprised mainly of cash and cash equivalents. Under such circumstances, a Fund may not achieve its investment objective. When assuming a temporary defensive position, the Funds may invest, without limit, in obligations of the U.S. government and its agencies and in money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities. Under these circumstances, the Funds may not participate in stock market advances or declines to the same extent that the Funds would they were to remain more fully invested in common stocks. During these times, a Fund may not achieve its investment goal.
•	Securities Lending Risk. If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.
•	Management Risk. The Funds are subject to management risk because they are actively managed investment portfolios. A Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for a Fund, but there is no guarantee that its decisions will produce the intended result.
•	Market Trends Risk. When you sell your Fund shares, they may be worth less than what you paid for them because the value of the Fund’s investments will vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Different types of stocks tend to shift into and out of favor with market investors, depending on market and economic conditions. For instance, from time to time the stock market may not favor growth-oriented stocks. Rather, the market could favor value stocks or may not favor equity securities at all.
19   |   QUAKER INVESTMENT TRUST PROSPECTUS

Management of the Funds
Investment Adviser
Quaker Funds, Inc. (the “Adviser”), located at 309 Technology Drive, Malvern, Pennsylvania 19355, serves as the investment adviser to each of the Funds. Founded in 1996, the Adviser provides its advisory services pursuant to an investment advisory agreement with the Trust. The Adviser is a corporation incorporated under the laws of the Commonwealth of Pennsylvania, and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of August 31, 2010, the Adviser had approximately $[ ] million in assets under management.
As investment adviser to the Funds, the Adviser has overall supervisory responsibility for: (i) the general management and investment of each Fund’s securities portfolio; (ii) the evaluation, selection and recommendation to the Board of Trustees of the hiring, termination and replacement of Sub-advisers to manage the assets of a Fund; (iii) overseeing and monitoring the ongoing performance of the Sub-advisers of the Funds, including their compliance with the investment objectives, policies and restrictions of those Funds; and (iv) the implementation of procedures and policies to ensure that the Sub-advisers comply with the Fund’s investment objectives, policies and restrictions.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for each Fund is available in the Funds’ annual report to shareholders for the period ended June 30, 2010. The Fund’s shareholder reports are available on the Trust’s website at www.quakerfunds.com.
Sub-advisers and Portfolio Managers
The Adviser oversees the Funds’ Sub-advisers and recommends to the Board of Trustees whether to hire, terminate or replace a Sub-adviser. The Trust and the Adviser have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Adviser, without shareholder approval, subject to certain conditions and with the approval of the Board of Trustees, to: (i) hire, terminate or replace Sub-advisers for the Funds; and (ii) change the terms of a subadvisory arrangement, unless such change would result in an increase in the overall management and advisory fees payable by the Fund as previously approved by shareholders. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.
The Adviser has entered into separate subadvisory agreements with each Sub-adviser and compensates each Sub-adviser out of the investment advisory fees it receives from the Funds. Each Sub-adviser has discretionary responsibility for investment of the assets and the portfolio management of the Fund that it manages.
The following Sub-advisers and portfolio managers are responsible for the day-to-day portfolio management of the respective Funds:
Quaker Capital Opportunities Fund
Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, Pennsylvania 19341, was founded in 1998 and serves as Sub-adviser to Quaker Capital Opportunities Fund. Knott Capital is registered with the SEC as an investment adviser pursuant to the Advisers Act. As an investment advisory firm, Knott Capital has been rendering investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2010, the firm had approximately $[ ] million of assets under management.
The following individuals are primarily responsible for the day-to-day management of the Fund:
     Charles A. Knott — Founded Knott Capital in 1999 and currently serves as Chairman and Chief Investment Officer. Mr. Knott has more than 40 years experience in the investment industry. Prior to founding Knott Capital, Mr. Knott was the Chief Investment Officer for several large banks including Hamilton Bank in Lancaster, PA and Schenectady Trust of New York. He has served as Deputy Bank Commissioner for the State of Maryland and has been called upon by the Federal Reserve to provide expert testimony. For over 20 years, he has written a monthly commentary on the state of the economy and the markets that is widely read by the investment community. Mr. Knott is a graduate of Loyola College in Baltimore with a B.S. in Accounting.
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Management of the Funds
     Peter M. Schofield, CFA — Mr. Schofield has been in the investment business for 25 years, with extensive experience in quantitative management, fundamental analysis, and portfolio management. He is a member of Knott Capital’s investment committee and heads the firm’s equity-analysis efforts. He also oversees portfolio quantitative and risk assessment. Prior to joining Knott Capital in 2005, Mr. Schofield was a portfolio manager and Vice President at Sovereign Asset Management, a subsidiary of John Hancock Advisors, from 1996 to 2005, where he co-managed the Sovereign Investors Fund and was responsible for fundamental coverage of several sectors. From 1984 to 1996, he was an analyst and portfolio manager for Geewax, Terker & Company, a quantitatively-oriented institutional investment advisor. He earned a B.A. from the University of Pennsylvania in 1982 and the designation of Chartered Financial Analyst in 1987. He is a member of the CFA Society of Philadelphia.
Quaker Mid-Cap Value Fund
Kennedy Capital Management (“Kennedy”), located at 10829 Olive Boulevard, Saint Louis, Missouri 63141, serves as Sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small- and mid-cap domestic equities. As of August 31, 2010, the firm had approximately $[     ] billion of assets under management and it is approximately 100% employee owned.
     Frank Latuda, Jr., CFA — a Vice President, Director, Chief Investment Officer, and Portfolio Manager of the All Cap Value, Small Cap Value I and Mid Cap Value portfolios for Kennedy. In his capacity as Chief Investment Officer, Mr. Latuda also serves as the chairman of the Investment Policy Committee. He joined Kennedy as an equity analyst in 1997, and served as Director of Research from 1998 until 2000. He has been involved directly or indirectly in Kennedy’s Mid Cap Value strategy since 2002 as the portfolio manager, co-portfolio manager, assistant portfolio manager or in a supervisory role as Kennedy’s Chief Investment Officer. Mr. Latuda earned his BS in Electrical Engineering from the University of Notre Dame, as well as a MS in Electrical Engineering and an MBA from the University of Illinois.
Quaker Small-Cap Value Fund
Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, was founded in 1984 and serves as Sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2010, the firm had approximately $[     ] billion of assets under management.
The following individuals are primarily responsible for the day-to-day management of the Fund:
     Theodore R. Aronson, CFA — Managing Principal. Mr. Aronson founded AJO in 1984 and has served as a portfolio manager of the Fund since its inception in 1996. Mr. Aronson is involved with portfolio management, administration, and marketing at AJO. Prior to founding AJO, Mr. Aronson was a partner with Addison Capital Management from 1981 to 1984.
     Kevin M. Johnson — Principal. Mr. Johnson joined AJO in 1993 and has served as a portfolio manager of the Fund since its inception in 1996. Mr. Johnson directs AJO’s research effort. Prior to joining AJO, Mr. Johnson was a portfolio manager at DuPont’s internal pension group.
     Martha E. Ortiz, CFA — Principal. Ms. Ortiz joined AJO in 1987 and has served as a portfolio manager of the Fund since its inception in 1996. Ms. Ortiz oversees portfolio implementation and trading. Prior to joining AJO, Ms. Ortiz was with Wilshire Associates, where she supported the Equity Management System (now Atlas).
     Stefani Cranston, CFA, CPA — Principal. Ms. Cranston joined AJO in 1991 and has served as a portfolio manager of the Fund since 2007. She was a senior accountant at Deloitte & Touche before joining AJO. In addition to her portfolio management duties with AJO, Ms. Cranston is also involved with financial accounting and performance measurement.
     Gina Marie N. Moore, CFA, CPA — Principal. Ms. Moore joined AJO in 1998 and has served as a portfolio manager of the Fund since 2004. In addition to her portfolio management duties, Ms. Moore also focuses on marketing. Prior to joining AJO, she was with Glenmede Trust Company, where she was involved with portfolio analytics and marketing.
     R. Brian Wenzinger, CFA — Principal. Mr. Wenzinger joined AJO in 2000 and has served as a portfolio manager of the Fund since 2007. Prior to joining AJO, he was with DuPont, primarily in its internal pension group, where he researched and implemented quantitative investment strategies. Mr. Wenzinger focuses his time on portfolio management and research.
     Christopher J.W. Whitehead, CFA — Principal. Mr. Whitehead joined AJO in 2000 and has served as a portfolio manager of the Fund since 2010. Prior to joining AJO, he was with Cambridge Associates where he served as a research associate. Mr. Whitehead focuses his time on portfolio management and research.
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Management of the Funds
More about Sub-advisers and Portfolio Managers
The Trust’s Statement of Additional Information (“SAI”) provides additional information about the Sub-advisers and each Fund’s respective portfolio manager compensation, other accounts managed and respective ownership of securities in the applicable Fund.
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Shareholder Information
Calculating Share Price
When you buy shares, you pay the offering price for the shares. The offering price includes any applicable sales charge, and is determined by dividing the NAV by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.50%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.055 (10.25/0.945) equals 10.84656, which, when rounded to two decimal points, equals 10.85. The offering price per share would be $10.85.
When you sell or exchange shares of a Fund, you do so at the Fund’s NAV.
The value of a mutual fund is determined by deducting the Fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of each Fund’s share class by the applicable number of shares outstanding per share class.
Each Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (“NYSE”) (which is generally 4:00 p.m. Eastern time). Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. A Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.
Requests to buy and sell Fund shares are processed based on the NAV next calculated after we receive your request in proper form.
Fair Valuation
•	Individual Securities. Each Fund expects to price most of its securities based on the current market values as discussed above. Securities and assets for which market quotations are not readily available will be valued at fair value. The types of securities for which such fair value pricing may be necessary include, but are not limited to: foreign securities, as discussed below; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities for which there is no current market value quotation; securities for which a broker quote has been requested but the spread between the bid and the ask exceeds 15%; and securities that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio securities may also result from low trading volume in foreign markets or thinly traded domestic securities, such as certain small-cap securities.

The Funds have adopted fair valuation procedures to value securities at fair market value in those circumstances as described above, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time a Fund calculates its NAV because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation. Once a fair value has been determined by the Valuation Committee, the Board of Trustees will be notified within two (2) business days by the Valuation Committee of such fair value determination. The Valuation Committee is comprised of the Funds’ Chief Compliance Officer (who is an employee of and the Chief Compliance Officer of the Adviser), the Portfolio Compliance Manager of the Adviser and a Senior Officer of the Adviser. In addition, a member of the Trust’s Audit
23   |   QUAKER INVESTMENT TRUST PROSPECTUS

Shareholder Information
Committee is responsible for monitoring the fair valuation process.

•	Foreign Securities. The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described above.

•	Risk of Fair Value Pricing. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Choosing the Appropriate Share Class
Each Fund offers three classes of shares. The main differences between each share class are sales charges, ongoing fees and investment minimums. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold your shares. Each share class in any Fund represents an interest in the same portfolio of investments in that Fund.
The following table shows the share classes that are offered by each Fund:
Comparison of Share Classes

	Class A	Class C	Institutional Class

TERMS	Offered at NAV plus a front-end sales charge	Offered at NAV with no front-end sales charge or CDSC	Offered at NAV with no front-end sales charge or CDSC

ONGOING EXPENSES	Lower than Class C	Higher than Class A	Lower than Class A or C

APPROPRIATE FOR INVESTORS	• Who prefer a single front-end sales charge	• Who want to invest all money immediately, with no front-end sales charge or CDSC	• Designed for large intuitional investors

	• With a longer investment horizon	• With shorter investment horizons

• Who qualify for reduced sales charges on longer investments

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.
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Shareholder Information
Reduction or Waiver of Front-End Sales Charges
Front-end sales charges may be reduced by:
•	Rights of Accumulation. You may qualify for a reduced sales charge by aggregating the NAV of any shares you already own of the same class to the amount of your next investment in that class for purposes of calculating the sales charge. For example, if you already owned Class A Shares in the Quaker Global Tactical Allocation Fund with a combined aggregate NAV of $450,000, and you decided to purchase an additional $60,000 of Class A Shares of the Quaker Strategic Growth Fund, another series of the Trust, there would be a sales charge of 2.00% on your $60,000 purchase instead of the normal 4.75% on that purchase, because you had accumulated more than $500,000 total in the Quaker Funds.

•	Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Class A Shares. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to the Funds’ highest applicable sales load (5.50% for all Funds) for the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any escrowed shares not needed to satisfy that charge would be released to you.

•	If you establish an LOI with Quaker Funds you can aggregate your accounts as well as the accounts of your immediate family members which include your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.
You may need to provide your financial services firm or U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent (the “Transfer Agent”) with certain information about your accounts and the accounts of related parties to take advantage of the front-end sales charge reductions described above. In certain instances, you may have to provide an account statement to verify that an account qualifies for inclusion in the calculation of the sales charge reduction. You also must provide your financial services firm or the Funds’ Transfer Agent with information about eligible Fund accounts held with other broker/dealers if you want these accounts to be used to calculate the sales charge reduction. Additional information about sales charge reductions is available in the Trust’s SAI or from a broker or financial intermediary through which shares of the Funds are sold.
Please refer to the purchase application or consult with your financial services firm to take advantage of these purchase options.
Additional information concerning sales load reductions is available in the Trust’s SAI. Information regarding sales charges and the reduction or waiver of such sales charges are also available free of charge at www.quakerfunds.com.
Front-End Sales Charges on Class A Shares for each Fund:

	Sales	Sales
	Charge	Charge
	(as a % of	(as a % of	Dealer
Amount	offering	net amount	Re-
Invested	price)	invested)	allowance

Less than $50,000	5.50%	5.82%	5.00%

$50,000 to $99,999	4.75%	4.99%	4.25%

$100,000 to $249,999	3.75%	3.90%	3.25%

$250,000 to $499,999	2.75%	2.83%	2.50%

$500,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 or more	0.00%	0.00%	N/A

Front-end sales charges may be waived:
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Shareholder Information
•	For purchases by fee-based registered investment advisers for their clients, broker/dealers with wrap fee accounts, or registered investment advisers or brokers for their own accounts.

•	For employees and employee-related accounts of the Adviser and Sub-advisers, Trustees and affiliated persons of the Trust. Please see the Trust’s SAI for details.

•	For large orders and purchases by eligible plans. Please see the Trust’s SAI for details, including a description of the commissions the Trust’s Distributor may advance to dealers for these purchases.

•	For shareholders who had held No-Load Class shares in certain Funds prior to the conversion of such shares to Class A Shares as of June 23, 2000. Please see the Trust’s SAI for details.
You need to notify your financial services firm or the Fund’s Transfer Agent if you qualify for a waiver.
12b-1 Distribution and Service Fees
•	The 12b-1 Plans adopted by the Trust for the Class A and Class C Shares permit each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.

•	Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Class A Shares pay a 0.25% 12b-1/service fee.

•	Class C Shares pay a 1.00% 12b-1/service fee (shareholder servicing fee of 0.25% of average daily net assets and distribution fee of 0.75% per annum of average daily net assets), payable on a monthly basis, of each Fund’s average daily net assets attributable to Class C Shares.
Revenue Sharing
The Adviser may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Funds. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, providing the Fund with “shelf space” or placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from the Adviser’s own legitimate profits and its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid. The Board of Trustees of the Trust monitors these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to the Adviser to ensure that such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Funds’ assets, the amount of any revenue sharing payment is determined by the Adviser.
Payments may be based on current or past sales, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.
Contact your financial intermediary for details about revenue sharing payments.
Notwithstanding the revenue sharing payments described above, the Adviser and all Sub-advisers to the Funds are prohibited from considering a broker-dealer’s sale of any of the Funds’ shares in selecting such broker-dealer for the execution of a Fund’s portfolio transactions, except as may be specifically permitted by law.
Registration of Share Classes
Shares of the Funds have not been registered for sale outside of the United States. The Quaker Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. A fee may be assessed against your account for any payment check returned to
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Shareholder Information
the Funds’ Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predetermined bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund(s) to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund(s).
Your investment in the Fund(s) should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Trust reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading. The Trust also reserves the right to stop offering shares of any Fund at any time.
How to Buy Shares
You can invest in the Funds by mail, wire transfer and through participating financial service professionals as set forth below. Federal law requires the Trust to obtain, verify and record information that identifies each person who opens an account. When opening your account, you will be asked to provide your name, address, date of birth (as applicable) and other information so that we may identify you. If this information is not provided, the Trust will be unable to open your account. After you have established your account, you may make subsequent purchases by telephone. You may also invest in the Funds through an automatic investment plan. Any questions you may have can be answered by calling the Funds, toll free, at 800-220-8888.
In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Trust at 800-220-8888 if you need additional assistance when completing your application.
If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. A Fund may also reserve the right to close the account within five (5) business days if clarifying information/documentation is not received.
Purchases through Financial Service Organizations
You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in a Fund’s shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.
Purchasing Shares by Mail
To purchase shares by mail, simply complete the account application included with this Prospectus, make a check payable to the Fund of your choice, and mail the account application and check to:
By Mail
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701
For Overnight or Special Delivery
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
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Shareholder Information
The Trust does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund.
Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time), your shares will be purchased at the Fund’s offering price calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the offering price determined as of the close of regular trading on the next business day.
Purchasing Shares by Wire Transfer
To open an account by wire, a completed account application is required before your wire can be accepted. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:
U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA # 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit:
(Fund name)
(Shareholder registration)
(Shareholder account number)
Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.
Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.
Telephone Purchases
In order to be able to purchase shares by telephone, your account must have been established prior to your call, and you must have submitted a voided check or savings deposit slip for the bank account from which the purchase will be drawn. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share offering price determined at the close of business on the day the Transfer Agent receives your order, provided that your order is received prior to 4 p.m. Eastern time.
You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Trust may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Trust does not currently expect to charge such a fee.
The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Trust will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Trust shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Trust and/or the Transfer Agent have failed to follow procedures reasonably designed to prevent losses. However, if the Trust and/or the Transfer Agent fails to follow such procedures, it may be liable for such losses.
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Shareholder Information
Miscellaneous Purchase Information
The Funds reserve the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check or by electronic funds transfer through the ACH network from a U.S. bank, savings & loan or credit union. The Transfer Agent may assess a fee against your account, in addition to any loss sustained by the Fund(s), for any check payment returned to the Transfer Agent for insufficient funds.
If you place an order for a Fund’s shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three (3) business days for the order.
Federal regulations require that you provide a certified taxpayer identification number whenever you open an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Trust will be required to withhold a percentage, currently 28%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure. A Fund also must withhold if the IRS instructs it to do so.
Frequent/Short-Term Trading or Market Timing
The Board of Trustees of the Trust has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in any of the Funds. The policies and procedures are described below.
The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. Each Fund, through its principal underwriter, reserves the right to reject or restrict any specific purchase and exchange requests with respect to market timers and reserves the right to determine, in its sole discretion, that an individual, group or entity is or has acted as a market timer.
A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. A Fund’s investments in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in Funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of a Fund’s shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to this market timing policy; and (ii) seeking the cooperation of financial intermediaries to assist the Funds in monitoring and identifying market timing activity.
Investors who place transactions through the same financial intermediary on an omnibus account basis may be deemed part of a group for the purpose of this policy and their orders may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity.
Some investors own their shares in the Funds through omnibus accounts at a financial institution. In such cases, the Funds may not know the identity of individual beneficial owners of the Funds’ shares, and may not be
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Shareholder Information
able to charge a redemption fee to the individuals actually redeeming Fund shares. However, the Funds review all trading activity on behalf of omnibus accounts. If any abuses are suspected, the affected Fund will contact the intermediary to determine whether the Fund’s policy has been violated and if so, to take appropriate action to deter future abuses of the policy. The Funds may permanently or for a specific period of time bar any such accounts from further purchases of Fund shares. The Funds’ ability to impose restrictions and deter abuses with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions and cooperation of those intermediaries.
Preventative Measures
The Funds’ Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Fund’s shares by a Fund’s shareholders. It is the policy of the Funds that, in the event that a Fund or the Funds’ principal underwriter or financial intermediaries determines, in their sole discretion, that a shareholder is engaging in excessive or market timing activity that may be harmful to a Fund or its shareholders, a Fund may, in its discretion, take one of the following steps to stop such activity: (i) notify the shareholder of the trading activity that has been deemed to be excessive or identified to be a market timing activity, and request that the shareholder not continue with such activity; (ii) require all future purchase and redemption instructions by such shareholder to be submitted via regular mail; or (iii) reject additional purchase or exchange orders by the offending shareholder.
How to Sell Shares
You may sell shares on any day the NYSE is open, either through your financial services firm or directly, through the Transfer Agent. Financial services firms must receive your sell order before 4:00 p.m. Eastern Time, and are responsible for furnishing all necessary documentation to the Transfer Agent.
The Funds have fair value pricing procedures in place. See the section entitled “Fair Valuation.” By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon the current sale of that security. These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.
The Funds reserve the right to satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders.
To Sell Shares by Mail
By Mail
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701
For Overnight or Special Delivery
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
The selling price of the shares being redeemed will be the Fund’s per share NAV next calculated after receipt of all required documents in “Good Order.” “Good Order” means that the request must include:
1.	Your account number;

2.	The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.	The signatures of all account owners exactly as they are registered on the account;

4.	Any required signature guarantees; and

5.	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.
Payment of redemption proceeds will generally be made the next business day but no later than the seventh business day after the valuation date.
Signature Guarantees. A signature guarantee of each owner is required to redeem shares in the following situations:
•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account application);
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Shareholder Information
•	If a change of address request was received by the Trust or Transfer Agent within 15 days prior to the request for redemption;

•	When establishing certain services after the account is opened; and

•	For all redemption requests in excess of $25,000.
In addition to the situations described above, the Trust and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation. Signature guarantees are designed to protect both you and the Trust from fraud. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the Securities Transfer Association Medallion Program, the Stock Exchanges Medallion Program and the NYSE, Inc. Medallion Signature Program. A notary public is not an acceptable signature guarantor.
To Sell Shares by Phone
You may redeem your shares in the Fund(s) by calling the Trust at 800-220-8888 unless you declined the telephone redemption option on your account application. Redemption proceeds may be sent by check to your address of record, proceeds may be wired to your bank account, or funds may be sent via electronic funds transfer through the ACH network to your pre-designated account. Wires are subject to a $15 fee paid by the investor, but there is no charge when proceeds are sent via the ACH system. Credit is usually available within 2-3 days.
Involuntary Redemptions
Your account may be closed by the Trust if, because of withdrawals, its value falls below $2,000. With respect to involuntary redemptions:
•	You will be asked by the Trust to buy more shares within 30 days to raise your account value above $2,000. If you do not do this, the Trust may redeem your account and send you the proceeds.

•	If you draw your account below $2,000 via the Systematic Withdrawal Plan (see “Account Services,” below), your account will not be subject to involuntary redemption.

•	Involuntary redemption does not apply to retirement accounts or accounts maintained by administrators in retirement plans.

•	No account will be closed if its value drops below $2,000 because of Fund performance, or because of the payment of sales charges.
How to Exchange Shares
Generally, you may exchange your shares of the Funds for the same share class of any other Fund of the Trust without incurring any additional sales charges. In addition, shareholders of Class A Shares of a Fund may exchange into Class A Shares of First American Prime Obligations Fund and shareholders of Class C Shares of a Fund may exchange into Class C-A of First American Prime Obligations Fund, without incurring any additional sales charges (Class A Shares and Class C-A Shares of First American Prime Obligations Fund will be referred to herein as the “Money Market Account shares”).
Money Market Account shares are available only as an exchange option for a Fund’s shareholders. Money Market Account shares acquired through an exchange may be exchanged back into a Fund’s shares without the imposition of an additional sales load. Money Market Account shares are not offered by this Prospectus but are available through an arrangement between the distributor and the First American Funds. Please contact the Trust or your financial professional to receive a prospectus for the Money Market Account.
An exchange involves the simultaneous redemption of shares of one Fund and purchase of shares of another Fund of the Trust at each Fund’s respective closing NAV next determined after a request for exchange has been received, and is a taxable transaction. You may direct the Trust to exchange your shares by contacting the Trust at 800-220-8888 or by submitting a written request. A written request must be signed exactly as your name appears on your account and it must provide your account number, number of shares or dollar amount to be changed, and the names of the Fund(s) to which the exchange will take place.
Account Services
You may select the following account services on your purchase application, or at any time thereafter, in writing.
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Shareholder Information
•	Dividend Reinvestment. Automatic, unless you direct that your dividends be mailed to you or sent directly to your predetermined bank account. A Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year. You may change the manner in which your dividends are paid at any time by writing to the Transfer Agent.

•	Automatic Withdrawal Plan. For accounts with a minimum of $10,000, you may order a specific dollar amount sale of shares at regular intervals (monthly, quarterly, semi-annually or annually). The minimum is $50 per systematic withdrawal per payment. You may elect to have your payment sent by check or proceeds can be electronically deposited via the ACH network to your personal bank account. Instructions for establishing this service are included in the account application, or are available by calling the Trust. Payment will usually be made on the business day following the redemption of shares, but no later than the seventh day. Credit for proceeds sent via the ACH network is available within 2-3 days. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Trust upon sixty (60) days written notice or by a shareholder upon written notice to the Funds. Account applications and further details may be obtained by calling the Trust at 800-220-8888 or by writing to the Transfer Agent.

•	Automatic Investment Plan. You may order a specific dollar amount purchase of shares (in amounts greater than $25) at regular intervals (monthly, quarterly, semi-annually or annually), with payments made electronically from an account you designate at a financial services institution. You can take advantage of the plan by filling out the Automatic Investment Plan application included with this Prospectus. You may only select this option if you have an account maintained at a domestic financial institution which is an ACH member for automatic withdrawals under the Plan. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Trust at 800-220-8888.
Dividends and Tax Matters
Dividends and Distributions. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund generally distributes to shareholders, at least annually, usually in December, substantially all of its net investment income and capital gains, if any, realized from sales of the Fund’s portfolio securities. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution.
Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous calendar year. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Avoid “Buying A Dividend.” Unless you invest in a tax-deferred retirement account (such as an IRA), you should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.
Tax Considerations. In general, if you are a taxable investor, a Fund’s distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.
For federal income tax purposes, a Fund’s distributions of short-term capital gains are taxable to you as ordinary income. A Fund’s distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a Fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by
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Shareholder Information
individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.
A sale or redemption of a Fund’s shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.
By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.
A Fund’s distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.
Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, if any, and, with respect to taxable years of a Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
This discussion of “Dividends and Tax Matters” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in a Fund.
33   |   QUAKER INVESTMENT TRUST PROSPECTUS

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or for the life of the class of shares of the Fund, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Unless otherwise noted, the selected financial information below is for the fiscal periods ended June 30 of each year. The financial highlights for the years ended June 30, 2010, 2009, 2008 and 2007 have been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the Annual Report. For fiscal years prior to June 30, 2007, the Funds’ financial statements were audited by another independent registered public accounting firm.
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Financial Highlights
To be inserted in this order:
1.	Capital Opportunities

2.	Mid-Cap Value

3.	Small-Cap Value
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Privacy Policy
Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.
We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.
I. Information Collection
We may collect “non-public personal information” about you from the following sources:
•	Information we receive from you on account applications and other account forms you provide to us;

•	Information about your transactions with us, our affiliates, and other entities;

•	Information we receive from third parties, such as credit bureaus, the IRS, and others.
“Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.
II. Information Use & Sharing With Third Parties
We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.
We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.
You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.
If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.
III. Security Standards
At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.
We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.
When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.
IV. Accuracy
We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-52007.
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How To Get More Information
Additional information about the Funds’ investments is available in its annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The Funds’ Statement of Additional Information (“SAI”) contains more detailed information on all aspects of the Funds. A current SAI, dated October 28, 2010, has been filed with the SEC and is incorporated by reference into this Prospectus.
To receive information without charge concerning the Funds or to request a copy of the SAI or the annual and semi-annual reports relating to the Funds, please contact the Trust at:
Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701
800-220-8888
A copy of your requested document(s) will be mailed to you within three business days of your request.
The SAI and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.
Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Information about the Funds is also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Not all share classes of the Quaker Funds are qualified or registered for sale in all states. Shares of the Funds may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence.

Investment Company Act No. 811-06260 QKPTRF 102010

THE QUAKER®INVESTMENT TRUST
309 TECHNOLOGY DRIVE
MALVERN, PENNSYLVANIA 19355
(800) 220-8888
STATEMENT OF ADDITIONAL INFORMATION
October 28, 2010
     This Statement of Additional Information pertains to the funds listed below, each of which is a separate series of Quaker Investment Trust (the “Trust”), an open-end investment management company. Each series of the Trust represents a separate portfolio of securities (each a “Fund” and collectively, the “Funds”).

Quaker Akros Absolute Strategies Fund
Class A	AARFX
Class C	QASDX
Class I	QASIX
Quaker Event Arbitrage Fund
Class A	QEAAX
Class C	QEACX
Class I	QEAIX
Quaker Global Tactical Allocation Fund
Class A	QTRAX
Class C	QTRCX
Class I	QTRIX
Quaker Long-Short Tactical Allocation Fund
Class A	QLSAX
Class C	QLSCX
Class I	QLSIX
Quaker Small-Cap Growth Tactical Allocation Fund
Class A	QGASX
Class C	QGCSX
Class I	QGISX
Quaker Strategic Growth Fund
Class A	QUAGX
Class C	QAGCX
Class I	QAGIX
Quaker Capital Opportunities Fund
Class A	QUKTX
Class C	QCOCX
Class I	QCOIX
Quaker Mid-Cap Value Fund
Class A	QMCVX
Class C	QMCCX
Class I	QMVIX
Quaker Small-Cap Value Fund
Class A	QUSVX
Class C	QSVCX
Class I	QSVIX
     This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Funds, dated October 28, 2010 (“Prospectus”). The Funds’ 2010 Annual Report to Shareholders is incorporated by reference in this Statement of Additional Information.
     You may obtain a copy of the Prospectus, the Annual Report to Shareholders and the Semi-Annual Report to Shareholders free of charge and make shareholder inquiries by writing to Quaker Investment Trust, c/o US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 800-220-8888.
INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
Investment Company Act No.
811-06260

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Proxy Voting Policies of Adviser/Sub-Advisers

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FUND HISTORY
     The Quaker Investment Trust (the “Trust”) is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated October 24, 1990, as amended and restated on May 13, 2009 and as further amended April 29, 2010. The Trust is an open-end investment company with nine (9) series portfolios.
INVESTMENT STRATEGIES, RESTRICTIONS AND RISKS
     The investment objective and strategies of each Fund are described in the Prospectus under the “Investment Objectives, Strategies, Risks and Portfolio Holdings” heading. Set forth below is additional information with respect to the investment policies of each Fund.
INVESTMENT STRATEGIES
     In addition to the primary investment securities in which each Fund invests as set forth in the Prospectus, each Fund may also invest in the following, to the extent that such investments do not violate an investment restriction described in the Prospectus or this Statement of Additional Information (“SAI”):
     U.S. Government Securities. U.S. Government Treasury Bills, Treasury Notes, and Treasury Bonds (“U.S. Government Securities”) are direct obligations of the U.S. Government. As such, these instruments are generally considered to have the highest credit standing. Securities backed by the full faith and credit of the United States Government (direct obligations) carry minimal credit risk; shareholders are generally exposed only to interest rate risk.
     Municipal Obligations. The term “Municipal Obligations” generally includes debt obligations issued to obtain funds for various public purposes, including, but not limited to, the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.
     For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.
     Municipal lease obligations do not constitute general obligations of the municipality, but are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to take special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The staff of the Securities and Exchange Commission (“SEC”) currently considers certain lease obligations to be illiquid. See “Illiquid Investments” for a description of the Trust’s policies in this regard.
     U.S. Government Agency Securities. U.S. Government Agency Securities are securities issued by instrumentalities of the U.S. Government. Some of these securities are direct obligations of the U.S. Government, but those that are not still enjoy a very high degree of credit safety. However, if a U.S. Government Agency in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price could fall.
     Repurchase Agreements. In a Repurchase Agreement, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repurchase Agreements entered into by any Fund must be collateralized by qualifying securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund, and the Fund may only enter into Repurchase Agreements with U.S. banks or qualifying broker/dealers, provided that the Fund’s custodian always has possession of the securities serving as collateral for the Repurchase Agreements or has proper evidence of book entry receipt of said securities.
     When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the investment adviser’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. None of the Funds is limited on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, any Fund committing to such transactions will maintain a segregated account with its custodian consisting of cash, cash equivalents, or U.S. Government securities, in an amount equal to the aggregate fair market value of its commitments to such transactions.
     Equity Securities. To the extent that such purchases do not conflict with a Fund’s principal investment objective(s), the Funds may invest in common stock, convertible preferred stock, straight preferred stock, and convertible bonds. Stocks held in the portfolio of a Fund will generally be traded on either the: NYSE, Arca, or the NASDAQ over-the-counter market.
     Short-Term Investments. The Funds also will normally hold money market or repurchase agreement instruments for funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities, to allow for shareholder redemptions and to provide for Fund operating expenses. As a temporary defensive measure, each Fund may invest up to 100% of its total assets in investment grade bonds, U.S. Government Securities, Repurchase Agreements, or money market instruments. When a Fund invests its assets in such securities as a temporary defensive measure, it will not be pursuing its stated investment objective.
     Options. The Funds may invest in options and other derivative securities. Generally, an option contract gives the purchaser the right to acquire (call option) or sell (put option) a security at a predetermined price. Similarly, the seller/writer of an option contract may be obliged to sell (call option) or buy (put option) a security at a predetermined price. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid debt obligations sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.
     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues. It also will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.
     Privately Negotiated Options. The Quaker Akros Absolute Strategies Fund may invest in privately negotiated option contracts (each a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.
     Private Options will generally have a term ranging from 12 to 60 months. The Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Sub-Adviser in accord with the Fund’s investment objective and approved by the counterparty. The Basket may be comprised of securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Sub-Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.
     As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees paid for the Private Option. The Private Option will be structured so that it allows the Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, the Fund may lose all or a portion of the premium paid for the Private Option. The Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the premium being paid by the Fund. At no time will the Fund or its shareholders be exposed to a risk of loss in excess of the premium.
     Upon the termination or expiration of a Private Option, the Fund will be entitled to receive from the counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will the Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the counterparty for establishing the Private Option. The Settlement Price will typically be payable to the Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by the Fund at any time will be treated as an illiquid asset.
     The counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, the Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the counter-party or because the increase in value of the Basket has been insufficient to trigger a position settlement value. The counter-party to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each counterparty will be one determined by the Sub-Adviser to be creditworthy. Neither the Sub-Adviser nor the Fund will have any control over any hedging or similar techniques used by the counter-party to attempt to ensure the counter-party’s ability to perform under each Private Option. Likewise, neither the Sub-Adviser nor the Fund will have any claim on securities or other property, if any, which may be purchased by the counter-party in connection with the Private Option. Should the counter-party be unable to perform its obligations under a Private Option, then the Fund could lose all or a portion of the premium and the gain, if any, relating to such Private Option.
     Futures Contracts and Related Options. To hedge against changes in securities prices or interest rates, the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on such futures contracts. Permissible futures contracts investments are limited to futures on various equity securities and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona-fide hedging or other non-hedging purposes as permitted by regulations of the Commodity Futures Trading Commission.
     The Funds may only purchase or sell non-hedging futures contracts, or purchase or sell related non-hedging options, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund’s existing non-hedging futures and related non-hedging options positions, and the amount of premiums paid for existing non-hedging options on futures (net of the amount the positions are “in the money”) does not exceed 5% of the market value of the Fund’s total assets. Otherwise, the Funds, with the exception of the Quaker Event Arbitrage Fund and the Quaker Akros Absolute Strategies Fund, may invest up to 10% of their total assets in initial margins and premiums on futures and related options.
     The Quaker Akros Absolute Strategies Fund may invest up to 20% of its total assets in initial margins and premiums on futures and related options. The Quaker Event Arbitrage Fund may invest without limit in initial margins and premiums on futures and related options.
     Money Market Instruments. Money market instruments mature in thirteen (13) months or less from the date of purchase and include U.S. Government Securities, corporate debt securities, bankers acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper rated in one of the two highest rating categories by any of the nationally recognized statistical rating organizations or if not rated, of equivalent quality in the investment adviser’s opinion. Money market instruments may be purchased for temporary defensive purposes, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operating expenses of the Fund. For temporary defensive purposes, an investment adviser may, when it believes that unusually volatile or unstable economic and market conditions exist, depart from the Fund’s normal investment approach and invest up to 100% of the net assets of the Fund in these instruments.
     Registered Investment Companies. Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies. The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets, except that such restrictions shall not apply to investments in iShares Funds (as defined below). Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of those investment companies.

     Real Estate Securities. The Funds may invest in readily marketable interests in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Funds are not limited in the amount of these types of securities they may acquire, it is not presently expected that within the next twelve (12) months any Fund will have in excess of 5% of its total assets in real estate securities.
     Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended (which may also be affected by changes in the value of the underlying property) and by changes in interest rates. REITs are dependent upon management skills, often have limited diversification, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for exemption from tax for distributed income under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) and failing to maintain their exemptions from the Investment Trust Act of 1988, as amended. Certain REITs have relatively small market capitalizations, which may result in less market liquidity and greater price volatility of their securities.
     Illiquid Securities. Each Fund, excluding the Quaker Long-Short Tactical Allocation Fund, the Quaker Event Arbitrage Fund and the Quaker Akros Absolute Strategies Fund may invest up to 10% of its net assets in illiquid securities. The Quaker Long-Short Tactical Allocation Fund, the Quaker Event Arbitrage Fund and the Quaker Akros Absolute Strategies Fund may each invest up to 15% of their net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued. Under the supervision of the Board of Trustees and the Adviser, each Fund’s sub-adviser determines the liquidity of that Fund’s investments. Included within the category of illiquid securities are restricted securities, which cannot be sold to the public without registration under the federal securities laws. Unless registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration.
     Master-Feeder Option. Notwithstanding its other investment policies, each Fund may seek to achieve its investment objective by investing all of its investable net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Fund. Although such an investment may be made in the sole discretion of the Trustees, the Fund’s shareholders will be given thirty (30) days prior notice of any such investment. There is no current intent to make such an investment.
     iShares Funds. Each Fund may from time to time invest in the shares of each iShares series of iShares Trust and iShares, Inc. (collectively, the “iShares Funds”) in excess of the limitations of section 12(d)(1)(A) and (B) of the 1940 Act, subject to: (i) the conditions set forth in the exemptive order dated April 15, 2003, issued by the SEC to iShares Trust and iShares, Inc., on behalf of each iShares Fund; and (ii) the representations and obligations outlined in a certain Participation Agreement entered into, by and among the Trust, on behalf of each Fund, iShares Trust and iShares, Inc. iShares Trust and iShares, Inc. are registered investment companies, and shares of iShares Funds are listed and traded at market prices on national securities exchanges, such as NYSE-Arca. Market prices of iShares Funds’ shares may be different from their net asset value per share. Each iShares Fund is an “index fund” that seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular index. The value of iShares Fund shares is subject to change as the values of their respective component stocks fluctuate according to market volatility. A lack of liquidity in an iShares Fund could result in it being more volatile than their underlying securities portfolios. In addition, because of iShares Funds’ expenses, compared to owning the underlying securities directly, it may be more costly to own iShares Funds.
     Foreign Securities. The Funds may invest in foreign securities, including depositary receipts of foreign-based companies, including companies based in developing countries. The Funds may engage in hedging transactions to reduce the currency risk of their investments. Foreign securities means any security the issuer of which is: (i) the government of a foreign country or of any political subdivision of a foreign country; or (ii) a corporation or other organization incorporated or organized under the laws of any foreign country, except an issuer of which: (A) more than 50% of the outstanding voting securities are held of record either directly or through voting trust certificates or depositary receipts by residents of the United States; and (B) either: (1) the majority of the executive officers or directors of the issuer are U.S. citizens or residents; (2) more than 50% of the assets of the issuer are located in the U.S.; or (3) the business of the issuer is administered principally in the U.S. foreign securities include American Depository Receipts (“ADRs”).
     The Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, Quaker Mid-Cap Value Fund and Quaker Small-Cap Value Fund, may each invest up to 25% of their net assets in foreign securities. The Quaker Akros Absolute Strategies Fund, Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund and the Quaker Long-Short Tactical Allocation Fund may invest without limit in foreign securities.
     The Quaker Event Arbitrage Fund may invest in foreign fixed income securities, in addition to the foreign equity securities described in the prospectus. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).
     The Quaker Long-Short Tactical Allocation Fund may invest in foreign companies in the world’s developed and emerging markets by purchasing ADRs and exchange-traded funds. To the extent the Fund invests in ADRs or foreign exchange-traded funds, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. All of the foreign risks described above are heightened to the extent the Fund invests in securities of emerging foreign markets. There may be greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; risk of companies that may be newly organized and small; and less developed legal systems.
     Securities Lending. Each Fund is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities or other liquid investments which will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned domestic securities (including American Depository Receipts) and 105% of loaned foreign securities. The loans will be terminable at any time by a Fund and the relevant Fund will then receive the loaned securities within five days. During the period of such a loan, the Fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. A Fund continues to receive interest or dividends on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Fund normally pays lending fees and related expenses from the interest or dividends earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers and are deemed by Quaker Funds, Inc. (the “Adviser”) to be of good financial standing. A Fund may invest cash collateral it receives in connection with a loan of securities in securities issued or guaranteed by the U.S. Government or irrevocable letters of credit that are marked to market daily, other high quality short-term debt instruments and money market instruments. For purposes of complying with each Fund’s investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Fund unless otherwise required by law.
     If a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

     Special Situations. Each Fund may invest in special situations from time to time. A special situation arises when, in the opinion of Fund management, the securities of a company will, within a reasonably estimated time period, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Such developments and situations include, but are not limited to: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is found in the normal course of investing. To minimize these risks, the Funds will not invest in special situations unless the target company has at least three (3) years of continuous operations (including predecessors), or unless the aggregate value of such investments is not greater than 25% of the total net assets for the Quaker Strategic Growth Fund and Quaker Capital Opportunities Fund and 20% of the total net assets for the Quaker Global Tactical Allocation Fund (valued at the time of investment).
     Short Sales. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size. Each Fund, with the exception of Quaker Long-Short Tactical Allocation Fund, the Quaker Akros Absolute Strategies Fund and Quaker Event Arbitrage Fund, may invest up to 25% of their net assets in short sales at any time. The Quaker Long-Short Tactical Allocation Fund, the Quaker Akros Absolute Strategies Fund and Quaker Event Arbitrage Fund may invest up to 50% of their net assets (less all its liabilities other than obligations under the short sales) in short sales at any given time.
     In connection with its short sales, each Fund will be required to maintain a segregated account with the Fund’s custodian of cash or high grade liquid assets equal to: (i) the current market value of the securities sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or Custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or Custodian.
     The Quaker Capital Opportunities Fund may hedge the Fund’s portfolio by short selling against existing portfolio holdings or securities whose values are linked to various indices such as Standard & Poor’s Depositary Receipts®, DIAMONDS®, NASDAQ-100®, and Merrill Lynch HOLDR®. Investing for hedging purposes may result in certain transaction costs which may reduce the Fund’s performance. In addition, there is no assurance that a short position will achieve a perfect correlation with the security that is being hedged against.
     Merger Arbitrage. The Quaker Akros Absolute Strategies Fund may engage in merger arbitrage. Although a variety of strategies may be employed depending on the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance form an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.
     Because the expected gain on an individual arbitrage investment is normally considered smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.

     Forward Currency Contracts. The Quaker Akros Absolute Strategies Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.
     Asset-Backed Securities and Mortgage-Backed Securities. The Quaker Akros Absolute Strategies Fund may invest in asset-backed and mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is isolated from credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties. The market for privately issued asset-backed debt obligation is smaller and less liquid than the market for government sponsored mortgage-backed securities.
     Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association (“FNMA”), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entitles (collectively, “private lenders”). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.
     The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.
     While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used a s a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (mortgage-and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.
     The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.
     Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.
     If the Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
     Unrated Debt Securities. The Quaker Akros Absolute Strategies Fund may invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.
     Convertible Securities. The Quaker Akros Absolute Strategies Fund may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.
     Warrants. The Quaker Akros Absolute Strategies Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting a loss of the Fund’s entire investment therein).

     Initial Public Offerings. The Quaker Akros Absolute Strategies Fund may invest in securities of companies in initial public offerings (“IPOs”) Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs has added risks because their shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase volatility of the Fund’s portfolio.
     Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Quaker Akros Absolute Strategies Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.
     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions.
     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.
     In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.
     Savings Association Obligations. The The Quaker Akros Absolute Strategies Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.
     Swap Agreements. The Quaker Akros Absolute Strategies Fund may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities without actually purchasing those securities, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index).
     Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

     Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
     The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Sub-adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.
     The Fund may enter into a swap agreement in circumstances where the Sub-adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market.
Quaker Akros Absolute Strategies Fund and Quaker Event Arbitrage Fund may each:
     Reverse Repurchase Agreements. The Fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. Reverse repurchase agreements involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in a loss to the Fund. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities. During that time, the Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Fund’s limitation on borrowing.
     Exchange-Traded Funds. The Fund may take long and short positions in exchange-traded funds (“ETFs”) to hedge a particular or general risk identified by the portfolio manager that, in the opinion of the portfolio manager, can be hedged through that ETF. In addition, the Fund may invest in ETFs as an arbitrage strategy. The Fund may also invest in options on ETFs as a substitute for investing in or short selling the underlying ETF.
     The Fund may invest in equity and bond ETFs, which include various index tracking products such as iShares, Street Tracks and HOLDRs. iShares and streetTracks. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, Internet, pharmaceutical, retail and telecommunications HOLDRs, among others.
     The Fund may also invest in various sector exchange-traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange-traded shares as they become available.
     The principal risks associated with ETFs include the risk that the equity securities in an ETF will decline in value if the Fund holds a long position, or rise in value in the case of a short position, due to factors affecting the issuing companies, their industries, or the equity markets generally. They are also subject to special risks associated with the particular sector, currency, commodity or countries in which the ETF invests. Additionally, if the Fund’s portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.
     Corporate Debt Securities. Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories. [This is Event Arb. disclosure, the Akros is more inclusive but I wasn’t sure it added value]
     Zero Coupon Securities. The Fund may invest in zero coupon securities, which are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). Zero coupon securities involve risks that are similar to those of other debt securities, although the market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons.
     Lower Quality Debt Securities. The Fund may purchase lower quality debt securities, or unrated debt securities, that have poor protection of payment of principal and interest. These securities, commonly referred to as “junk bonds,” often are considered to be speculative and involve greater risk of default and of price changes due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty that may follow periods of rising rates. While the market for junk bonds has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the junk bond market, especially during periods of economic recession. The Fund may invest in securities which are of lower quality or are unrated if the Adviser determines that the securities provide the opportunity of meeting the Fund’s objective without presenting excessive risk. The Adviser will consider all factors, which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risks through diversification, investment analysis and monitoring of general economic conditions and trends. To the extent that the Fund invests in lower quality securities, achievement of its investment objective may be more dependent on the Adviser’s credit analyses than is the case for higher quality bonds. While the Adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.
     The market for lower quality securities may be thinner and less active than that for higher quality securities, which can adversely affect the prices at which these securities can be sold. If there is not an established retail secondary market and market quotations are not available, these securities are valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value these securities, and the Fund’s ability to dispose of these lower quality debt securities.
     Lower quality securities present risks based on payment expectations. For example, junk bonds may contain redemption or call provisions. If an issuer exercises the provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a junk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its junk bonds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.
     Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser’s research and credit analysis are an integral part of managing any securities of this type held by the Fund. In considering investments for the Fund, the Adviser attempts to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer.
INVESTMENT RESTRICTIONS
The Funds (except where noted) have adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting securities of each Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a “majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of the Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.
Fundamental Investment Restrictions. As a matter of fundamental policy, no Fund is allowed to:
(1) issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure: (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets; or (b) in order to meet redemption requests, in amounts not exceeding 15% of its total assets; the Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;
(2) invest for the purpose of exercising control or management of another issuer;
(3) purchase or sell commodities or commodities contracts, real estate (including limited partnership interests, but excluding readily marketable securities secured by real estate or interests therein, readily marketable interests in real estate investment trusts, readily marketable securities issued by companies that invest in real estate or interests therein, as described in the Prospectus) or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);
(4) underwrite securities issued by others, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;
(5) make short sales of securities or maintain a short position, except for: (a) outright short sales; and (b) short sales “against the box” as defined below:

Outright: an outright short sale involves the sale of securities not presently owned by the Fund. If the Fund does not purchase that security on the same day as the sale, the security must be borrowed (typically, from a broker/dealer). At the time an outright short sale is affected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases the security for delivery to the lender; and an
“Against the Box”: a short sale “against the box” means that securities the Fund already owns are sold, but not delivered. Instead, these securities are segregated and pledged against the short position. When the short sale is closed out, the securities owned are released.
(6) participate on a joint or joint and several basis in any trading account in securities;
(7) make loans of money or securities, except that the Funds may: (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;
(8) under normal circumstances invest more than 25% of its total assets in the securities of companies engaged in a single industry; except that the Quaker Capital Opportunities Fund will invest not less than 25% of its assets in a single market sector. The market sectors in which the Quaker Capital Opportunities Fund invests will change from time to time, but the Fund will not at any time invest more than 25% of its assets in a single industry within that market sector. This restriction does not limit a Fund’s investments in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-exempt obligations issued by governments or political subdivisions of governments; or (iii) repurchase agreements collateralized by such obligations;
(9) except for the Quaker Capital Opportunities Fund, the Quaker Long-Short Tactical Allocation Fund, the Quaker Akros Absolute Strategies Fund and the Quaker Event Arbitrage Fund, each Fund is a “diversified company” as defined in the 1940 Act. This means that a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result: (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;
Non-Fundamental Investment Restrictions. The following investment limitations are not fundamental, and may be changed without shareholder approval. As a matter of non-fundamental policy, each Fund is not allowed to:
(1) invest more than 10% of its net assets in illiquid securities, with the exception of the Quaker Akros Absolute Strategies Fund and the Quaker Event Arbitrage Fund, each of which may invest up to 15% of their net assets in illiquid securities; for this purpose, illiquid securities include, among others: (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale; (b) fixed time deposits that are subject to withdrawal penalties and have maturities of more than seven days; and (c) repurchase agreements not terminable within seven (7) days;
(2) invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the investment adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer’s securities;
(3) purchase any securities on margin except in connection with such short-term credits as may be necessary for the clearance of transactions;
(4) invest in warrants, valued at the lower of cost or market, exceeding more than 5% of the value of the Fund’s net assets; included within this amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on NYSE-Arca; warrants acquired by the Fund in units or attached to securities may be deemed to be without value, unless otherwise permitted in the Prospectus or this Statement of Additional Information; and
(5) in addition, the Quaker Event Arbitrage Fund and Quaker Akros Absolute Strategies Fund may not:
(a)	mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(b)	purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding; or

(c)	purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options; futures contracts, short sales and other permitted investments and techniques.
PORTFOLIO TURNOVER
Portfolio turnover rate is calculated by dividing the lesser of a Fund’s sales or purchases of portfolio securities for the fiscal year (exclusive of purchases or sales of all securities whose maturities or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in a Fund’s portfolio during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.
     The Funds will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be high. For each Fund’s last fiscal year ended June 30, 2010, portfolio turnover rates were:

Name of Fund	Portfolio Turnover Rate
Quaker Akros Absolute Strategies Fund	[ ]	%
Quaker Event Arbitrage Fund	[ ]	%
Quaker Global Tactical Allocation Fund	[760.99]	%
Quaker Long-Short Tactical Allocation Fund(1)	[1546.80]	%
Quaker Small-Cap Growth Tactical Allocation Fund	[714.79]	%
Quaker Strategic Growth Fund	[468.72]	%
Quaker Capital Opportunities Fund	[104.43]	%
Quaker Mid-Cap Value Fund	[184.80]	%
Quaker Small-Cap Value Fund	[122.83]	%

(1)	Because the Fund has very high portfolio turnover, it will incur significant additional costs due to greater brokerage commission expenses (and dealer spreads built into the cost of the securities) than those incurred by a fund with a lower portfolio turnover rate. These additional expenses will substantially reduce the Fund’s total return, and the Fund therefore must significantly outperform the market in order to generate a return comparable to market returns. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes. High portfolio turnover in any year involves correspondingly higher brokerage commissions and transaction costs, which are borne by the Fund and will reduce its performance and could result in the payment by shareholders of larger taxable income and taxable capital gains. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.
VALUATION OF INDIVIDUAL PORTFOLIO HOLDINGS
     Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund. Securities that are listed on an exchange and which are not traded on the valuation date are valued at the mean of the bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price. Temporary cash investments with maturities of sixty (60) days or less will be valued at amortized cost, which approximates market value. Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees of the Trust. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Please see the Prospectus for more details regarding fair valuation of securities.
     Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued based on prices provided by a pricing service. The prices provided by the pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities. The matrix system may be based upon the considerations described above used by other pricing services and information obtained by the pricing agent from the investment adviser and other pricing sources deemed relevant by the pricing agent.
DISCLOSURE OF PORTFOLIO HOLDINGS
     The Board of Trustees has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Adviser, sub-advisers, principal underwriter, administrator, or any employees thereof (collectively, the “Fund Representatives”). The Funds’ overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Funds will not make available to anyone non-public information with respect to their portfolio holdings, until such time as the information is made available to all shareholders or the general public.
     These policies and procedures are also applicable to the Fund Representatives. Pursuant to the policy, the Funds and the Fund Representatives are obligated to:
•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt safeguards and controls governing the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.
     Any requests for departures from this policy from clients, or from other third parties, must be authorized by the Chief Compliance Officer prior to disclosure. In certain jurisdictions it is prohibited by law to make available to some shareholders the Funds’ underlying portfolio positions unless all shareholders receive the same information. Providing such information to selected recipients could assist a person or entity in late trading of the Funds’ shares or allow them to engage in other detrimental trading techniques such as front running or short selling of the portfolio securities in the Funds.
     There are general and other limited exceptions to this prohibition. Third parties that provide services to the Funds, such as trade execution measurement and reporting systems, personal securities transaction monitoring, proxy voting, the Funds’ custodian, administrator, accountants/auditors and executing brokers, may also receive or have access to nonpublic Fund portfolio holdings information. These parties, either by explicit agreement or by virtue of their duties, are required to maintain confidentiality and are required not to trade on such information. In addition, the Adviser, the sub-advisers and certain of their personnel have access to the Funds’ portfolio holdings in the course of providing advisory services to the Funds. No Fund or affiliated entity receives compensation or other consideration by virtue of disclosure of a Fund’s portfolio holdings.

     Nonpublic portfolio information may be disclosed to other third parties provided that there is a legitimate business purpose for doing so and is approved by the Chief Compliance Officer and proper undertakings are obtained with respect to confidentiality and limited scope of use of the information.
     The Adviser’s/sub-advisers’ compliance staff conduct periodic reviews of compliance with the policy and, as appropriate, the Funds’ Chief Compliance Officer will report to the Board of Trustees regarding the operation of the policy, any material changes recommended as a result of such review and any material exceptions that have been granted under the policy, including an explanation of the legitimate business purpose that was served as a result of any such exception.
     The Funds also disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within sixty (60) days of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semi-annual reports. The Form N-Q is also available on the Trust’s website at www.quakerfunds.com.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS
     The business of the Funds is supervised by the Board of Trustees, who may exercise all powers not required by statute, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), or the By-laws to be exercised by the shareholders. The Trustees stand in the position of fiduciaries to the Funds and their shareholders and, as such, they have a duty of due care and loyalty. The Trustees are responsible for managing the business and affairs of the Funds.
     When appropriate, the Board of Trustees will consider separately matters relating to each Fund or to any class of shares of a Fund. The Board of Trustees elects the officers of the Trust and retains various companies to carry out Fund operations, including the investment advisers, custodian, administrator and transfer agent.
     The following table provides information about the Trustees and officers of the Trust, including each person’s experience as a director or trustee of other funds as well as other recent professional experience.
Interested Trustees and Officers

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held	Trustee of the		Overseen by	Other Directorships Held by
Name, Address and Age	with the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Jeffry H. King, Sr.(2)(3) 309 Technology Drive Malvern, PA 19355 Age 68	Chairman of the Board	June 1996 – Jan. 2005 and June 2007 – Present;	Chief Executive Officer, Quaker Funds, Inc. (June 1996-Present); Registered Representative, Citco Mutual Fund Distributors, Inc. (2006-2007); Chairman, Citco Mutual Fund Services, Inc.	9	Director, Fairview YMCA; Director, U.S. Navy League
	Vice-Chairman of the Board	February 2005 — May 2007	(1999-2005); Registered Representative, Radnor Research & Trading Company, LLC; (2005-2006); Chairman and CEO, Quaker Securities Inc.

	Chief Executive Officer	June 1996 — Present	(1990-2005).

Laurie Keyes(3)(4) 309 Technology Drive Malvern, PA 19355 Age 60	Treasurer and Trustee	Nov. 1996 – Present	Chief Financial Officer, Quaker Funds, Inc. (1996-Present).	9	None

Justin Brundage(5) 309 Technology Drive Malvern, PA 19355 Age 40	Secretary	Since 2007	President, Quaker Funds, Inc; Chief Operating Officer, Quaker Funds, Inc. (2005-Present); Director of IT, Citco Mutual Fund Services, Inc (2003-2005); Registered Representative, Quaker Securities (1995-2005).	None	None

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held	Trustee of the		Overseen by	Other Directorships Held by
Name, Address and Age	with the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 45	Chief Compliance Officer	March 2004 — Present	Chief Compliance Officer to Quaker Funds, Inc. (2003-Present); Chief Compliance Officer for the Quaker Investment Trust (2004-Present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004-2007); formerly Chief Compliance Officer for CRA Fund Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004-2006).	None	None

          Independent Trustees

		Serving as an		Number of
		Officer or		Portfolios
	Position(s) Held	Trustee of the		Overseen by	Other Directorships Held by
Name, Address and Age	with the Trust	Trust Since	Principal Occupation(s) During Past 5 Years	Trustee	Trustee(1)

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 57	Trustee	Feb. 2002 — Present	President and Chief Executive Officer, The Winter Group (Governmental Affairs Management and Consulting firm) (2005-Present); Managing Director, Public Affairs Management (lobbying firm) (2000-Present); formerly Lieutenant Governor and Acting Governor of Pennsylvania ( 1987-2005).	9	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 72	Trustee	Feb. 2002 — Present	Senior Fellow, Foreign Policy Research Institute (2004-Present).	9	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 56	Trustee Lead Independent Trustee	Feb. 2002 — Present; Aug. 2007 — Present	President, Robert J. McAllister Agency, Inc. (a commercial insurance brokerage firm) (1979-Present).	9	Director, Ascendant Capital Partners (2007-Present)

Gary Edward Shugrue 309 Technology Drive Malvern, PA 19355 Age 56	Trustee	July 2008 — Present	President and Chief Investment Officer. Ascendant Capital Partners (2001-Present).	9	Ascendant Capital Partners (2007 – Present); Director, DundeeWealth (2006 — Present)

Warren West 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Nov. 2003 — Present	President Greentree Brokerage Services, Inc. (1998-Present).	9	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 70	Trustee	Nov. 2005 — Present;	Chairman-Executive Committee, Technology Development Corp., (1997-Present); President, Quaker Investment Trust (2002-2003); Affiliated	9	Director, Technology Development Corp.; Director, Advanced

	Interested Trustee, Vice Chairman of the Board, President, Treasurer	Feb. 2002 — Jan. 2005;	Faculty, University of Pennsylvania (1978-Present); Chairman-Executive Committee, Advanced Training Systems International (2002-Present).		Training Systems International, Inc.

	Trustee	Nov. 1996— Feb. 2002

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”), (e.g., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.

(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc, the investment adviser to the Funds.

(5)	Mr. Brundage is the son of Ms. Keyes. Mr. Brundage is considered to be an “interested person” of the Trust for purposes of the 1940 Act because he is the Trust’s Secretary and a shareholder of Quaker Funds, Inc., the investment adviser of the Funds.
     Trustees’ Qualifications. Information on the Trust’s Trustees and officers appears in the chart above. Such information includes business activities of the Trustees during the past five years and beyond. The Board believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Trust’s investment manager, sub-advisers, other service providers, counsel and independent auditors; and to exercise business judgment in the performance of their duties as Trustees. Each Trustees’ ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting or public service positions; experience from service as a Board member of the Trust, other investment funds, public companies or non-profit entities or other organizations; and ongoing commitment and participation in Board and committee meetings throughout the years.
     While there are no specific required qualifications for Board membership, the Board believes the specific background of each Trustee is appropriate to his or her serving on the Trust’s Board of Trustees. As indicated, Mr. King has extensive executive experience in the asset management and securities-related businesses; Ms. Keyes serves as a chief financial officer in the asset management business; Mr. Singel served as the lieutenant governor and acting governor of the Commonwealth of Pennsylvania and has experience in government affairs and consulting; Mr. Basora served as a United States ambassador, is a senior fellow at a foreign policy think tank and was the president of the Eisenhower Fellowships; Mr. Brinton is president of a commercial insurance brokerage firm; Mr. Shugrue is president and chief investment officer of a hedge fund advisory firm; Mr. West manages a securities brokerage firm; and Mr. Keech has more than 30 years of experience teaching at the Wharton School of the University of Pennsylvania and has executive experience in the private equity industry. The foregoing discussion and the trustees and officers chart above are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.
     Ownership of Fund Shares by Trustees. Information relating to each Trustee’s ownership (including the ownership of his or her immediate family) in each Fund as of December 31, 2009 is set forth in the chart below.
Interested Trustees

Aggregate Dollar
Range of Equity
		Dollar Range of	Securities in All
		Shares of	Registered
		Beneficial Interest	Investment
		of the Funds	Companies Overseen
		Beneficially	by Trustee in the
Name	Fund Name	Owned(1)	Fund Complex

Jeffry H. King, Sr.(2)	Quaker Global Tactical Allocation Fund	None	Over $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	Over $100,000
	Quaker Strategic Growth Fund	Over $100,000
	Quaker Capital Opportunities Fund	Over $100,000
	Quaker Mid-Cap Value Fund	Over $100,000
	Quaker Small-Cap Value Fund	Over $100,000

Laurie Keyes(2)	Quaker Global Tactical Allocation Fund	None	Over $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	Over $100,000
	Quaker Strategic Growth Fund	Over $100,000
	Quaker Capital Opportunities Fund	Over $100,000
	Quaker Mid-Cap Value Fund	Over $100,000
	Quaker Small-Cap Value Fund	Over $100,000

Independent Trustees

Aggregate Dollar
Range of Equity
		Dollar Range of	Securities in All
		Shares of	Registered
		Beneficial Interest	Investment
		of the Funds	Companies Overseen
		Beneficially	by Trustee in the
Name	Fund Name	Owned(1)	Fund Complex

Amb. Adrian A. Basora	Quaker Global Tactical Allocation Fund	None	$50,001 — $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	$10,001 — $50,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	$10,001 — $50,000
	Quaker Small-Cap Value Fund	$10,001 — $50,000

James R. Brinton	Quaker Global Tactical Allocation Fund	Over $100,000	Over $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	Over $100,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	None

Everett Keech	Quaker Global Tactical Allocation Fund	None	$10,001 — $50,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	$10,001 — $50,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	None

Gary Edward Shugrue	Quaker Global Tactical Allocation Fund	None	None
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	None
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	None
	Quaker Small-Cap Value Fund	None

Mark S. Singel	Quaker Global Tactical Allocation Fund	None	$50,001 — $100,000
	Quaker Long-Short Tactical Allocation Fund	None
	Quaker Small-Cap Growth Tactical Allocation Fund	None
	Quaker Strategic Growth Fund	$50,000 — $100,000
	Quaker Capital Opportunities Fund	None
	Quaker Mid-Cap Value Fund	$1-$10,000
	Quaker Small-Cap Value Fund	None

Warren West	Quaker Global Tactical Allocation Fund		$1-$10,000
Quaker Long-Short Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
	Quaker Strategic Growth Fund	$1-$10,000
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund

(1)	Other than Mr. King, Ms. Keyes and Mr. Brinton, no other Trustees owned 1% or more of the outstanding shares of any Class of any Fund. [As of December 31, 2009, Mr. King, Ms. Keyes and Mr. Brinton owned more than 1% of the outstanding shares of each of the following Classes of the Funds: Global Tactical Allocation Fund – Institutional Class, Mid-Cap Value Fund – Institutional Class, Small-Cap Growth Tactical Allocation Fund – Institutional Class, and Strategic Growth Fund – Institutional Class.]

(2)	The Fund shares noted are held jointly by Mr. King and Ms. Keyes, his spouse.

COMPENSATION OF TRUSTEES AND OFFICERS
     Compensation of Trustees. Each Independent Trustee receives compensation from the Funds. Interested Trustees are compensated by Quaker Funds, Inc., and do not directly receive compensation from the Funds. However, because Mr. King and Ms. Keyes are currently employed by Quaker Funds, Inc. and have the right to share in the profits that Quaker Funds, Inc. earns by managing the Funds, they may receive indirect compensation from the Funds. Each Independent Trustee currently receives a total annual retainer of $25,000 for serving as a Trustee of the Trust, a fee of $5,000 for each regularly scheduled Board meeting attended, $2,000 for each special in-person Board meeting attended, $1,000 for each special telephonic Board meeting attended plus reimbursement for any out-of-pocket expenses incurred in connection with attendance at Board meetings. The Lead Independent Trustee and the chairpersons of the Audit and the Nominating Committees each receive an additional annual retainer of $20,000.
     The compensation tables below set forth the total compensation paid to the Trustees for the fiscal year ended June 30, 2010. The Trust has no pension or retirement benefits for any of the Trustees.

		Pension or		Compensation from
	Aggregate	Retirement Benefits	Total Estimated	the Fund(s) and
Name and	Compensation	Accrued as Part of	Annual Benefits	Fund Complex
Position(s) Held	from the Trust	Trust Expenses	upon Retirement	Paid to Trustees
Mark S. Singel	$41,000	N/A	N/A	$41,000
Independent Trustee

Amb. Adrian A. Basora	$46,000	N/A	N/A	$46,000
Independent Trustee

James R. Brinton	$86,000	N/A	N/A	$86,000
Lead Independent Trustee

Warren West	$45,000	N/A	N/A	$45,000
Independent Trustee

Jeffry H. King, Sr.	N/A	N/A	N/A	N/A
Chief Executive Officer, Chairman and Interested Trustee

Laurie Keyes	N/A	N/A	N/A	N/A
Treasurer and Interested Trustee

Everett T. Keech(2)	$66,000	N/A	N/A	$66,000
Independent Trustee

Gary E. Shugrue	$46,000	N/A	N/A	$46,000
Independent Trustee
     Compensation of Officers. Timothy E. Richards, the Chief Compliance Officer of the Trust, is the only other officer of the Trust who receives compensation from the Trust. For the fiscal year ended June 30, 2010, Mr. Richards received $201,239 in compensation from the Trust.

COMMITTEES OF THE BOARD
     During the fiscal year ended June 30, 2010, the Trust held five (5) Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and also attended at least 75% of those committee meetings on which the Trustee serves as a member.
     There are two standing committees of the Board of Trustees: Audit Committee and Nominating Committee.
     Audit Committee. The members of the Audit Committee are: Messrs. Everett T. Keech (Chairperson of the Audit Committee), Adrian A. Basora and Warren West. The Audit Committee operates pursuant to a charter adopted by the Board of Trustees. The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) select, evaluate and, where deemed appropriate, replace the Funds’ independent registered public accountants (“independent auditors”); (iv) evaluate the independence of the Funds’ independent auditors; and (v) to report to the full Board of Trustees on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. Each of the members of the Audit Committee have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met four (4) times during the past fiscal year.
     Nominating Committee. The members of the Nominating Committee are: Messrs. James R. Brinton (Chairperson of the Nominating Committee), Gary E. Shugrue and Mark S. Singel, each of whom is an Independent Trustee, and, as such, satisfies the independence requirements under Rule 10A-3 of the 1934 Act, as amended. The Nominating Committee operates pursuant to a charter adopted by the Board of Trustees. The purpose of the Nominating Committee is to recommend nominees for: (i) consideration as an independent trustee by the incumbent Independent Trustees of the Trust; and (ii) consideration as an interested trustee by the full Board of Trustees of the Trust. The Nominating Committee for the Trust held four (4) meetings during the past fiscal year.
     The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Trustees and, in its sole discretion, may solicit names of potential candidates from Quaker Funds, Inc. The Nominating Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, and other due diligence. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would qualify as an independent trustee.
     The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Nominating Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates to serve on the Board who, in its judgment, will serve the best interests of the Trust’s long-term shareholders and whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. The Nominating Committee does not currently consider shareholder recommendations for nomination of trustees to the Board.
GOVERNANCE AND RISK DISCUSSION
   Board Leadership
     Mr. King, who is an Interested Trustee, serves as the Chairman of the Board. The Board believes that it is beneficial to have a representative of fund management as its Chairman. Mr. King is Chief Executive Officer of the Adviser, the Trust’s investment manager, and oversees the day-to-day investment and business affairs affecting the Adviser and the Trust. Accordingly, his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and are accurately communicated to and implemented by Fund management.

     The Board has designated Mr. Brinton, one of the Trust’s Independent Trustees, to serve as the Lead Independent Trustee. The Lead Independent Trustee, in consultation with fund management, counsel and the other Trustees, proposes Board agenda topics, participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. The Lead Independent Trustee also conducts meetings of the Independent Trustees. The Lead Independent Trustee also generally serves as a liaison between outside Trustees, the Chairman, Fund officers, and counsel, and is chairman of the Nominating Committees.
     The Board is currently comprised of eight Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.
     The Board has established an Audit Committee and a Nominating Committee, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.
   Risk Oversight
     Among the Board’s general oversight and management functions is to oversee the risks of the Trust. The Trust’s Funds are subject to various risks, including investment, compliance, operational and valuation risks, among others. The Board addresses its risk oversight function through different Board and committee activities. For instance, the Board has delegated the day-to-day risk management and oversight function to the Adviser or, in certain cases (subject to the Adviser’s supervision) and depending on the nature of the risks, to other service providers. The Board, or a committee, reviews and evaluates reports from the Adviser or service providers regarding the risks faced by the Funds and regarding the service providers’ oversight and management of those risks. In addition to the delegation of the day-to-day risk management and oversight function, the committees of the Board allow the Trustees to quickly and efficiently consider risk matters and facilitate the oversight by the Trustees of the Funds’ activities and the risks related to those activities. The Board has also appointed a CCO who oversees the implementation and evaluation of the Funds’ compliance program. The CCO periodically reports to the Board regarding compliance matters in connection with the Funds’ activities and the services provided by the Adviser. and other service providers.
PRINCIPAL HOLDERS OF SECURITIES
     As of September 30, 2010, all Trustees and Officers of the Funds as a group owned beneficially or of record less than 1% of the outstanding securities of any class of any Fund, except as follows:

Fund	Class	Ownership

Quaker Akros Absolute Strategies Fund	[ ]	[ ]	%
Quaker Event Arbitrage Fund	[ ]	[ ]	%
Quaker Global Tactical Allocation Fund	[ ]	[ ]	%
Quaker Long-Short Tactical Allocation Fund	[ ]	[ ]	%
Quaker Small-Cap Growth Tactical Allocation Fund	[ ]	[ ]	%
Quaker Strategic Growth Fund	[ ]	[ ]	%
Quaker Capital Opportunities Fund	[ ]	[ ]	%
Quaker Mid-Cap Value Fund	[ ]	[ ]	%
Quaker Small-Cap Value Fund	[ ]	[ ]	%

     As of September 30, 2010, to the Trust’s knowledge, persons listed in the table below are deemed to be principal owners of a class of a Fund, as defined in the 1940 Act. As of September 30, 2010, to the Trust’s knowledge, there were [no] Control Persons of any of the Funds, except as noted in the table below. Control Persons own of record beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of any class of a Fund’s outstanding securities.
Control Persons:
[     ]
Principal Holders:
[     ]

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER
     Founded in 1996 as a Pennsylvania Corporation, Quaker Funds, Inc. (“Adviser”) serves as investment adviser to the Funds and is located at 309 Technology Drive, Malvern, Pennsylvania, 19355. The Adviser is a Pennsylvania corporation and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Mr. King and Ms. Keyes, who are husband and wife, and Mr. Brundage, who is the son of Ms. Keyes and the stepson of Mr. King, currently collectively own 100% of the equity interests in the Adviser.
     The Adviser provides investment advisory services to each of the Funds pursuant to an Investment Advisory Agreement (“Advisory Agreement”). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of sub-advisers, and performance monitoring. In addition, the Adviser furnishes periodic reports to the Board of Trustees of the Trust regarding the investment strategy and performance of each Fund. The Adviser employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund bears its own direct expenses such as legal, auditing and custodial fees.
     The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) to operate under a manager of managers structure that permits the Adviser, with the approval of the Board of Trustees, to appoint and replace sub-advisers, enter into subadvisory agreements, and materially amend and terminate subadvisory agreements on behalf of each Fund without shareholder approval. The SEC order does not apply to any sub-adviser that is affiliated with the Trust or the Adviser. The manager of managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or subadvisory agreements. The manager of managers structure would not permit an increase in the overall management and advisory fees payable by a Fund without shareholder approval. Shareholders will be notified of any changes made to sub-advisers or subadvisory agreements within 90 days of the change.
     Advisory Fees. Pursuant to the Advisory Agreement, the Funds compensate the Adviser for these services by paying the Adviser an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

Total Advisory and Subadvisory Fee Paid
Name of Fund	as a Percentage of Average Net Assets
Quaker Akros Absolute Strategies Fund	1.25%
Quaker Event Arbitrage Fund	1.30%
Quaker Global Tactical Allocation Fund	1.25%
Quaker Long-Short Tactical Allocation Fund	1.70%
Quaker Small-Cap Growth Tactical Allocation Fund	1.00%
Quaker Strategic Growth Fund	1.30%
Quaker Capital Opportunities Fund	0.93%
Quaker Mid-Cap Value Fund	1.05%
Quaker Small-Cap Value Fund	1.00%

     The following table provides the actual aggregate advisory fees paid by each Fund during the fiscal years ended June 30, 2010, 2009 and 2008. Each class of each Fund pays its proportionate share of the advisory fees.

Name of Fund	2010		2009	2008
Quaker Akros Absolute Strategies Fund(1)			$0	$0
Quaker Event Arbitrage Fund(2)			$0	$0
Quaker Global Tactical Allocation Fund(3)	$	[ ]	$390,314	$61,976
Quaker Long-Short Tactical Allocation Fund(4)	$	[ ]	$4,211	$0
Quaker Small-Cap Growth Tactical Allocation Fund(5)	$	[ ]	$36,888	$0
Quaker Strategic Growth Fund	$	[ ]	$10,741,112	$12,868,888
Quaker Capital Opportunities Fund	$	[ ]	$99,230	$143,940
Quaker Mid-Cap Value Fund	$	[ ]	$139,747	$985,549
Quaker Small-Cap Value Fund(6)	$	[ ]	$895,300	$779,413

(1)	Prior to [ , 2010], the Akros Absolute Return Fund (the “Akros Fund”) was a series of the Trust for Professional Managers. On [ , 2010], the Akros Fund was reorganized into the Quaker Akros Absolute Strategies Fund.

(2)	The Quaker Event Arbitrage Fund commenced operations on June 7, 2010.

(3)	The Quaker Global Tactical Allocation Fund commenced operations on April 18, 2008.

(4)	Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.

(5)	The Quaker Small-Cap Growth Tactical Allocation Fund commenced operations on September 30, 2008.

(6)	Effective March 8, 2010, under the current advisory fee structure, Quaker Small-Cap Value Fund pays the Adviser total advisory and subadvisory fees of 1.00% (0.30% to Adviser and 0.70% to the sub-adviser) annualized, of the Fund’s average daily net assets. From May 3, 2005 until March 8, 2010, the sub-adviser to Quaker Small-Cap Value Fund voluntarily agreed to charge the Fund a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.80% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. Further, the Adviser has voluntarily agreed to waive its advisory fee to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A shares, 3.35% for Class C shares, and 2.35% for Institutional Class shares of the average net assets of each class, respectively. For the fiscal year ended June 30, 2010, the Fund would have paid an aggregate advisory fee of $[ ], if the voluntary fee waivers had not been in place. The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.
INVESTMENT SUB-ADVISERS
     The day-to-day investment management of each Fund rests with one or more sub-advisers hired by the Trust, on behalf of the Funds, with the assistance of the Adviser. The responsibility for overseeing the sub-advisers rests with the Adviser. Each sub-adviser is also responsible for the selection of brokers and dealers through whom transactions in the Fund’s portfolio investments will be effected. The following tables identify each sub-adviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The subadvisory fees that have been negotiated with each sub-adviser pursuant to each respective investment subadvisory agreement are set forth below.
     The following firms currently serve as sub-advisers to the respective Funds:
     Akros Capital, LLC (“Akros”) located at 230 Park Avenue, New York, New York 10169, serves as Sub-adviser to the Quaker Akros Absolute Strategies Fund. Akros was founded in 2003, is registered with the SEC as an investment adviser pursuant to the Advisers Act and serves as an advisor primarily to provide specialized investment-management services for individuals, institutions and retail customers. As of August 31, 2010, Akros managed approximately $[      ] million in assets.
     Aronson+Johnson+Ortiz, LP (“AJO”), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as sub-adviser to Quaker Small-Cap Value Fund. AJO is registered as an investment adviser with the SEC under the Advisers Act and provides investment advisory services to institutional clients. As of August 31, 2010, the firm had approximately $[    ] billion of assets under management. AJO is controlled by Mr. Theodore R. Aronson due to the amount of his equity ownership in AJO.
     Century Management, Inc. (“Century”), located at 805 Las Cimas Parkway, Suite 430, Austin, Texas 78746, serves as the sub-adviser to Quaker Small-Cap Growth Tactical Allocation Fund. Founded in 1974, Century is registered as an investment adviser with the SEC under the Advisers Act, and specializes in value investing. As of August 31, 2010, the firm had approximately $[    ] billion of assets under management.
     DG Capital Management, Inc. (“DG Capital”), located at 260 Franklin Street, Suite 1600, Boston, Massachusetts 02110, was founded in 1996 and serves as the sub-adviser to Quaker Strategic Growth Fund and the Quaker Global Tactical Allocation Fund. DG Capital is registered as an investment adviser with the SEC under the Advisers Act, and specializes in equity management. As of August 31, 2010, the firm had approximately $[      ] billion of assets under management. DG Capital is 100% owned and controlled by Mr. Manu Daftary.
     Kennedy Capital Management, Inc. (“Kennedy”), located at 10829 Olive Boulevard, Suite 100, St. Louis, Missouri 63141, serves as the sub-adviser to Quaker Mid-Cap Value Fund. Founded in 1980, Kennedy is registered as an investment adviser with the SEC under the Advisers Act, and specializes in small and mid cap domestic equities. As of August 31, 2010, the firm had approximately $[    ] billion of assets under management and it is approximately 100% employee owned.
     Knott Capital Management (“Knott Capital”), located at 224 Valley Creek Blvd., Suite 100, Exton, Pennsylvania 19341, serves as sub-adviser to Quaker Capital Opportunities Fund. Knott Capital was founded in 1999 and is registered as an investment adviser with the SEC under the Advisers Act. As an investment advisory firm, Knott Capital renders investment advisory services to other individuals, pension and profit sharing plans, and trusts since 1998. As of August 31, 2010, the firm had approximately $[    ] million of assets under management. Knott Capital is controlled by Mr. Charles A. Knott due to the amount of his stock ownership in Knott Capital.
     Rock Canyon Advisory Group, Inc. (“Rock Canyon”), located at 2989 West Maple Loop, Suite 210, Lehi, Utah 84043, serves as the sub-adviser to Quaker Long-Short Tactical Allocation Fund. Rock Canyon was founded in 2002 and is registered as an investment adviser with the SEC under the Advisers Act. As of August 31, 2010, the firm had approximately $[    ] million of assets under management. Mr. Jonathan Ferrell has majority ownership interest in Rock Canyon.
     The following table shows the fees payable to the respective sub-advisers by the Adviser for investment subadvisory services rendered to each Fund managed by a sub-adviser:

		Annual Fee Rate, as
		a percentage of
		average daily net
Name of Fund	Name of Sub-Adviser	assets
Quaker Akros Absolute Strategies Fund	Akros Capital, LLC	0.75%
Quaker Global Tactical Allocation Fund	D.G. Capital Management, Inc.	0.75%
Quaker Long-Short Tactical Allocation Fund	Rock Canyon Advisory Group	1.20%
Quaker Strategic Growth Fund	D.G. Capital Management, Inc.	0.75%
Quaker Capital Opportunities Fund	Knott Capital Management	0.625%
Quaker Small-Cap Growth Tactical Allocation Fund	Century Management, Inc.	0.50%
Quaker Mid-Cap Value Fund	Kennedy Capital Management,Inc.	See below
Quaker Small-Cap Value Fund	Aronson+Johnson+Ortiz, LP	0.70%
     Quaker Mid-Cap Value Fund — subadvisory fees equal to an annual rate of:
0.75% of the average daily net assets of the Fund on assets up to $50 million; and
0.70% of the average daily net assets of the Fund on assets above $50 million.

PORTFOLIO MANAGERS
     The following provides information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the portfolio manager’s investments in each Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
INVESTMENTS IN EACH FUND (as of June 30, 2010)

DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN EACH FUND(1)
QUAKER AKROS ABSOLUTE STRATEGIES FUND	Over $100,000
(Akros Capital, LLC, sub-adviser) Brady T. Lipp

QUAKER EVENT ARBITRAGE FUND	[ ]
(Quaker Funds, Inc., adviser) Thomas Kirchner

QUAKER GLOBAL TACTICAL ALLOCATION FUND	[ ]
(DG Capital Management, Inc., sub-adviser) Manu Daftary

QUAKER LONG-SHORT TACTICAL ALLOCATION FUND	[ ]
(Rock Canyon Advisory Group, sub-adviser)	[ ]
Jonathan Ferrell Todd Draney

QUAKER STRATEGIC GROWTH FUND	[ ]
(DG Capital Management, Inc., sub-adviser) Manu Daftary

QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND	[ ]
(Century Management, Inc., sub-adviser) Stephen W. Shipman

QUAKER CAPITAL OPPORTUNITIES FUND	[ ]
(Knott Capital Management, sub-adviser)	[ ]
Charles A. Knott Peter M. Schofield

QUAKER MID-CAP VALUE FUND	[ ]
(Kennedy Capital Management, Inc., sub-adviser) Frank Latuda, Jr., CFA

QUAKER SMALL-CAP VALUE FUND	[ ]
(Aronson+Johnson+Ortiz, LP, sub-adviser)	[ ]
Theodore R. Aronson	[ ]
Stefani Cranston	[ ]
Kevin M. Johnson	[ ]
Gina Marie N. Moore	[ ]
Martha E. Ortiz	[ ]
R. Brian Wenzinger Christopher J.W. Whitehead

(1)	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the 1934 Act, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

Compensation of Portfolio Managers. The portfolio managers of the Adviser and sub-advisers are compensated in the following manner.
Akros
Although Mr. Lipp is not currently drawing a salary, it is anticipated that the Fund’s Portfolio Manager will eventually receive a base salary that approximates the industry median for equity portfolio managers. It is also anticipated that a bonus pool will eventually be established for the investment-management team, which includes the Portfolio Manager. The bonus pool is expected to equal 25% to 30% of the net revenue derived from all accounts (including the Fund) managed by the team. Mr. Lipp will determine how to divide the bonus pool among the team members based on his assessment of individual contributions. The Sub-adviser values people who are unselfish and team-oriented, and willing to mentor new and less-experienced employees. These characteristics, along with the quality of investment research and recommendations, will be factors in Mr. Lipp’s determination of how to divide the bonus pool.
The Sub-adviser currently offers a 401(k) plan that is available to all employees as of the date of hire. However, Mr. Lipp does not currently participate in the 401(k) plan. Additionally, each of the investment professionals of the Sub-adviser may have an opportunity to earn an ownership position in the Sub-adviser. The level of ownership would be based on factors such as investment performance and overall contributions to the organization.
AJO
Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based bonuses that are awarded entirely for contributions to the firm. Each calendar year, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.
Century
Mr. Shipman is compensated with a competitive base salary and also receives a percentage of fees.
DG Capital
Mr. Daftary, as the 100% owner of DG Capital, receives a monthly base salary and, at the end of each fiscal year, receives the net profits of the firm after the payment of all expenses, including bonus payments.
Mr. Daftary receives employee benefits that include group disability, health insurance and participation in a 401(k) plan.
Kennedy
Portfolio managers are compensated through the combination of a base salary with an incentive bonus tied to a proprietary formula, linked to outperformance of their respective benchmark (on a one-year basis) and a peer group of investment managers (on a three-year basis).
Knott Capital
In addition to highly competitive base salaries, each employee, including Messrs. Knott and Schofield, receive annual cash bonuses based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies among portfolio managers.
Knott Capital does not compensate directly on performance of individual portfolios or any other specific measure. Cash bonuses are determined on overall contributions made by the portfolio managers and are subjective. Knott

Capital believes that basing compensation on specific measures such as investment performance can at times create conflicts of interests.
Messrs. Knott and Schofield are each compensated in accordance with the aforementioned policy.
Quaker Funds, Inc.
The portfolio manager receives compensation based on a percentage of assets under management of the Fund.
Rock Canyon Advisory Group
Portfolio managers receive both salary compensation and profit sharing.
As a majority owner of Rock Canyon, Mr. Ferrell receives profits (net of expenses) from the sub-adviser equal to his percentage of ownership in the sub-adviser.
OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS (as of September 30, 2010)
     In addition to the management of the respective Funds, the portfolio managers also manage other accounts as summarized below.
Quaker Akros Absolute Strategies Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
Brady T. Lipp	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Akros)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$9,438,043.70	0	$0
Other Pooled Investment Vehicles	1	$6,087,028.29	1	$6,087,028.29
Other Accounts(1)	6	$2,983,317.37	6	$2,983,317.37
Quaker Event Arbitrage Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
Thomas Kirchner	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Quaker Funds, Inc.)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$9,438,043.70	0	$0
Other Pooled Investment Vehicles	1	$6,087,028.29	1	$6,087,028.29
Other Accounts(1)	6	$2,983,317.37	6	$2,983,317.37
Quaker Global Tactical Allocation Fund Quaker Strategic Growth Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
MANU DAFTARY	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(DG Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$189 million	0	$0
Other Pooled Investment Vehicles	4	$277.7 million	2	$23 million
Other Accounts(1)	32	$763.6million	4	$184 million
Quaker Long-Short Tactical Allocation Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
JONATHAN FERRELL	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Rock Canyon)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$2,782,937	1	$2,782,937
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	0	$0	0	$0

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
TODD DRANEY	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Rock Canyon)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	1	$2,782,937	1	$2,782,937
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	0	$0	0	$0
Quaker Small-Cap Growth Tactical Allocation Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
STEPHEN W. SHIPMAN	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Century)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	14	$11 million	9	$6.3 million
Quaker Capital Opportunities Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
CHARLES A. KNOTT	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Knott Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$3.2 million	0	$0
Other Accounts(1)	1,165	$460 million	0	$0

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
PETER M. SCHOFIELD	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Knott Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(1)	1,165	$460 million	0	$0
Quaker Mid-Cap Value Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
FRANK LATUDA, JR., CFA	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(Kennedy)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$1 million	0	$0
Other Accounts	57	$1,156 million	0	$0
Quaker Small-Cap Value Fund

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
THEODORE R. ARONSON	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7 billion	2	$81 million
Other Pooled Investment Vehicles	21	$2.9 billion	5	$233 million
Other Accounts(1)	104	$11.6 billion	45	$4.0 billion

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
STEFANI CRANSTON	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7 billion	2	$81 million
Other Pooled Investment Vehicles	21	$2.9 billion	5	$233 million
Other Accounts(1)	104	$11.6 billion	45	$4.0 billion

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
KEVIN M. JOHNSON	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7 billion	2	$81 million
Other Pooled Investment Vehicles	21	$2.9 billion	5	$233 million
Other Accounts(1)	104	$11.6 billion	45	$4.0 billion

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
GINA MARIE N. MOORE	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7 billion	2	$81 million
Other Pooled Investment Vehicles	21	$2.9 billion	5	$233 million
Other Accounts(1)	104	$11.6 billion	45	$4.0 billion

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
MARTHA E. ORTIZ	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7 billion	2	$81 million
Other Pooled Investment Vehicles	21	$2.9 billion	5	$233 million
Other Accounts(1)	104	$11.6 billion	45	$4.0 billion

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
R. BRIAN WENZINGER	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	17	$4.7 billion	2	$$81 million
Other Pooled Investment Vehicles	21	$2.9 billion	5	$233 million
Other Accounts(1)	104	$11.6 billion	45	$4.0 billion

				TOTAL ASSETS IN
			NUMBER OF ACCOUNTS	ACCOUNTS WHERE
			WHERE ADVISORY FEE	ADVISORY FEE IS
CHRISTOPHER J.W. WHITEHEAD	NUMBER OF	TOTAL ASSETS IN	IS BASED ON ACCOUNT	BASED ON ACCOUNT
(AJO)	ACCOUNTS	ACCOUNTS	PERFORMANCE	PERFORMANCE
Registered Investment Companies	18	$5.0 billion	2	$83 million
Other Pooled Investment Vehicles	19	$3.0 billion	4	$265 million
Other Accounts(1)	95	$11.6 billion	42	$4.0 billion

(1)	These are separately managed accounts of institutional or high net-worth investors for which the portfolio managers provide investment advice.
     Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

•	If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.

•	At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the funds, the Adviser/sub-advisers determine which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser/sub-adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/sub-adviser or their affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	The appearance of a conflict of interest may arise where the Adviser/sub-adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
     The Adviser/sub-advisers and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Specific Conflicts of Interest
Adviser
     The Adviser does not manage separate accounts. The Adviser’s sole business is that of investment adviser to the various series of the Trust. There are no business activities unrelated to the Adviser’s responsibilities as investment adviser to the various series of the Trust. There may exist conflicts relating to allocation of marketing and sales resources, as well as regulatory oversight amongst the various Funds. For example, the Adviser may focus more marketing or sales resources on one or more portfolios for a specific period. Similarly, circumstances may require that the Adviser allocate more compliance resources to a certain Fund or Funds during certain periods, particularly during the relevant Fund’s annual advisory agreement renewal process or performance evaluation.
Akros
     The Sub-Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another, particularly when one account pays a performance fee. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.
AJO
     It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy. However, AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO’s most-favored nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO’s Form ADV.
Century
     At the sole discretion of Century Management, certain qualified clients may pay a performance fee. Performance fees are determined on a case-by-case basis and in accordance with the requirements set forth in applicable laws, rules, and regulations. This fee is charged in arrears on an annual basis. Under this fee arrangement, there is the potential for a conflict of interest in that the performance fee may be an incentive for the Advisor to make investments that are riskier or more speculative than would be the case absent a performance fee arrangement.
     Century Management or individuals associated with Century Management may buy or sell securities identical to those recommended to customers for their personal accounts so long as such transactions are pre-approved and such trades are placed by an authorized trader at Century Management. Additionally, related persons may have an interest or position in certain securities that may also be recommended to a client(s).
     Clients are advised that a conflict of interest exists if Century Management recommends its own managed Funds and services or funds where it acts as a subadviser and that clients and prospective clients are under no obligation to act upon any of the recommendations made by Century Management.
DG Capital
     Portfolio managers at DG Capital typically manage multiple accounts that have different investment objectives, policies and other investment considerations. These multiple accounts include, among others, mutual funds, separate accounts and commingled accounts. It is the practice of DG Capital to allocate investment opportunities across all client portfolios that have a particular investment strategy on a pro rata basis based on the above mentioned investment objectives, policies and other investment considerations. In addition, DG Capital has adopted brokerage policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
Kennedy
     Within Kennedy’s mid cap value strategy, Mr. Latuda manages a number of separate accounts and a commingled vehicle, as well as a model portfolio for a unified managed account (UMA) program. Mr. Latuda also manages separate accounts for the firm in a small cap strategy as well as an all cap value strategy. Certain conflicts may arise as the result of an account’s size, client-imposed restrictions or fee schedule. Investment opportunities are allocated fairly among clients within each strategy pursuant to Kennedy’s internal policies and procedures, which also extend to its brokerage practices.
Knott Capital
     At Knott Capital, individual portfolio managers may manage multiple accounts for multiple clients. Knott Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by the Chief Compliance Officer and/or his designee. Knott Capital does not always feel certain investments are appropriate for all accounts. In these instances, Knott Capital may not allocate certain investments to all accounts. Knott Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another. When appropriate, all accounts will receive a pro-rata share of investment opportunities. When trades can’t be blocked due to client imposed restrictions, Knott Capital will execute transactions in a random manner.
Rock Canyon
     The sub-adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio managers. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and the other accounts. The management of the Fund and the other accounts may result in unequal time and attention being devoted to the Fund and the other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another, particularly when one account pays a performance fee. Further, a potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of the other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.
PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION
Distributor. Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ distributor. As the distributor, it has agreed to use reasonable efforts to distribute each Fund’s classes of shares. Quasar is a wholly owned subsidiary of US Bancorp and is affiliated with US Bancorp Fund Services, LLC, the transfer agent for the Funds.
     Pursuant to the Distribution Agreement between Quasar and the Trust, Quasar receives the sales load on sales of Class A and Class C Shares of the Funds and reallows a portion of the sales load to broker-dealers. Quasar also receives the distribution fees payable pursuant to the Funds’ Rule 12b-1 Distribution Plans for Class A and Class C Shares described below. There is no Rule 12b-1 distribution plan for Institutional Class Shares of the Funds. The Distribution Agreement may be terminated at any time upon sixty (60) days’ written notice, without payment of a penalty, by Quasar, by vote of a majority of the outstanding class of voting securities of the affected Fund, or by vote of a majority of the Board of Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Agreement. The Distribution Agreement will terminate automatically in the event of its assignment.
     Pursuant to the Distribution Agreement, Quasar facilitates the registration of the Funds’ shares under state Blue Sky laws and assists in the sale of shares. The shares of the Funds are continuously offered by Quasar. Quasar is not obligated to sell any specific number of shares of the Funds but has undertaken to sell such shares on a best efforts basis.
     Quasar from time to time may reallow all or a portion of the sales charge on Class A Shares to individual selling dealers. The aggregate dollar amount of underwriting commissions and the amount retained by Quasar, as of June 30, 2010, is as follows:

	Class A Shares
	2010		2009		2008
Fund	Aggregate	After Reallowance	Aggregate	After Reallowance	Aggregate	After Reallowance
Quaker Akros Absolute Strategies Fund(1)	—	—	—	—	—	—
Quaker Event Arbitrage Fund(2)	[ ]	[ ]	—	—	—	—
Quaker Global Tactical Allocation Fund	[ ]	[ ]	$12,490	$2,545.00	—	—
Quaker Long-Short Tactical Allocation Fund(3)	[ ]	[ ]	$19,572	—	—	—
Quaker Small-Cap Growth Tactical Allocation Fund	[ ]	[ ]	$1,012	—	—	—

	Class A Shares
	2010		2009		2008
Fund	Aggregate	After Reallowance	Aggregate	After Reallowance	Aggregate	After Reallowance
Quaker Strategic Growth Fund	[ ]	[ ]	$215,906	$13,634.10	$51,091.65	$13,815.97
Quaker Capital Opportunities Fund	[ ]	[ ]	$2,953	—	$260,000.00	$6,468.09
Quaker Mid-Cap Value Fund	[ ]	[ ]	$729	—	$1,366.57	$250.00
Quaker Small-Cap Value Fund	[ ]	[ ]	$737	—	—	—

(1)	Prior to [September [ ]], 2010 the Akros Absolute Return Fund (the “Akros Fund”) was a series of the Trust for Professional Managers. On [September [ ]], 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Strategies Fund.

(2)	Prior to June 7, 2010 the Pennsylvania Avenue Event-Driven Fund (the “Event-Driven Fund”) was a series of the Pennsylvania Avenue Funds. On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund.

(3)	Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.
For each of the fiscal years ended June 30, 2010 and 2009, Quasar retained front-end sales loads of $[      ] and $16,179, respectively from the sale of Class A Shares of the Fund.

	Net Underwriting	Compensation on
Name of Principal	Discounts and	Redemptions and	Brokerage
Underwriter	Commissions	Repurchases	Commissions	Other Compensation
Quasar Distributors, LLC	$ [ ]	N/A	N/A	N/A
     Distribution Plan (Rule 12b-1 Plans). The Trust has adopted distribution plans under Rule 12b-1 of the 1940 Act (the “Plans”), whereby each share class of each Fund other than the Institutional Class Shares may pay to Quasar, the Adviser and others a distribution fee in the amount of up to: (i) 0.25% per annum of the average daily net asset value of Class A Shares of each Fund; and (ii) 1.00% per annum (of which 0.25% is a service fee) of the average daily net asset value of Class C Shares of each Fund.
     The Plans permit each Fund to compensate Quasar, the Adviser and others in connection with activities intended to promote the sale of each class of shares of each Fund (except for Institutional Class Shares). Expenditures under the Plans may consist of: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with Quasar in the form of a Dealer Agreement for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds’ Prospectus and Statement of Additional Information for distribution to potential investors; (vii) website maintenance fees; (viii) interest on loan; (ix) bank fees; (x) temporary help; (xi) telephone; (xii) Raymond James Wrap Program; (xiii) consulting/research; (xiv) consulting/research fee; (xv) Class A Shares trailer commission; (xvi) Class C Shares debt servicing; (xvii) Class C Shares trailer commissions; and (xviii) other activities that are reasonably calculated to result in the sale of shares of the Funds.
     A portion of the fees paid to Quasar, the Adviser and others pursuant to the Plans, not exceeding 0.25% annually of the average daily net assets of each Fund’s shares, may be paid as compensation for providing services to each Fund’s shareholders, including assistance in connection with inquiries related to shareholder accounts (the “Service Fees”). In order to receive Service Fees under the Plans, participants must meet such qualifications as are established in the sole discretion of Quasar, such as services to each Fund’s shareholders; services providing each Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; services permitting more efficient methods of purchasing and selling shares; or transmission of orders for the purchase or sale of shares by computerized tape or other electronic equipment; or other processing.
     The Board of Trustees has concluded that there is a reasonable likelihood that the Plans will benefit each Fund and its shareholders and that the Plans should result in greater sales and/or fewer redemptions of Fund shares. On a quarterly basis, the Trustees will review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees will conduct an additional, more extensive review annually in determining whether the Plans should be continued. Continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees acting separately on behalf of each Fund and class and by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the “Plan Trustees”). The Plans provide that they may not be amended to increase materially the costs that a Fund may bear pursuant to the applicable Plan without approval of the shareholders of the affected class of shares of each Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees acting separately on behalf of each Fund, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while each Plan is in effect, the selection and nomination of Trustees who are not “interested persons” shall be committed to the discretion of the Trustees who are not “interested persons.” A Plan may be terminated at any time by vote of a majority of the Fund Trustees or a majority of the outstanding shares of the class of shares of the affected Fund to which the Plan relates.
     Total dollar amounts paid by each of the Funds pursuant to the Plans for the fiscal year ended June 30, 2010 are as follows:

NAME OF FUND	CLASS A	CLASS C
Quaker Akros Absolute Strategies Fund(1)	—	—
Quaker Event Arbitrage Fund	[ ]	[ ]
Quaker Global Tactical Allocation Fund	[ ]	[ ]
Quaker Long-Short Tactical Allocation Fund	[ ]	[ ]
Quaker Small-Cap Growth Tactical Allocation Fund	[ ]	[ ]
Quaker Strategic Growth Fund	[ ]	[ ]
Quaker Capital Opportunities Fund	[ ]	[ ]
Quaker Biotech Pharma-Healthcare Fund	[ ]	[ ]
Quaker Mid-Cap Value Fund	[ ]	[ ]
Quaker Small-Cap Value Fund	[ ]	[ ]

(1)	Prior to [September [ ]], 2010 the Akros Fund was a series of the Trust for Professional Managers. On [September [ ]], 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Strategies Fund.

(2)	Prior to June 7, 2010 the Event-Driven Fund was a series of the Pennsylvania Avenue Funds. On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund.
     Amounts spent on behalf of each of the Funds on various items pursuant to the Plans during the fiscal year ended June 30, 2010 are as follows:
Class A Shares

Printing & Mailing
		of Prospectuses to				Interest, Carrying
		Other Than Current	Compensation to	Compensation to	Compensation to	or Other Financing
Name of Fund	Advertising	Shareholders	Underwriters	Broker-Dealers	Sales Personnel	Charges	Other*
Quaker Akros Absolute Strategies Fund(1)
Quaker Event Arbitrage Fund(2)
Quaker Global Tactical Allocation Fund
Quaker Long-Short Tactical Allocation Fund
Quaker Small-Cap Growth Tactical Allocation Fund
Quaker Strategic Growth Fund
Quaker Capital Opportunities Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund

Class C Shares

		Printing & Mailing
		of Prospectuses to				Interest, Carrying
		Other Than Current	Compensation to	Compensation to	Compensation to	or Other Financing
Name of Fund	Advertising	Shareholders	Underwriters	Broker-Dealers	Sales Personnel	Charges	Other*
Quaker Akros Absolute Strategies Fund(1)
Quaker Event Arbitrage Fund(2)
Quaker Global Tactical Allocation Fund	—	—	$134,184.42	$456.62	—	—	—
Quaker Long-Short Tactical Allocation Fund	—	—	$12.44	$0.04	—	—	—
Quaker Small-Cap Growth Tactical Allocation Fund	—	—	$23,737.68	$80.78	—	—	—
Quaker Strategic Growth Fund	—	—	$1,518,102.23	$5,166.04	—	—	—
Quaker Capital Opportunities Fund	—	—	$45,789.26	$155.82	—	—	—
Quaker Mid-Cap Value Fund	—	—	$38,812.23	$132.08	—	—	—
Quaker Small-Cap Value Fund	—	—	$37,113.37	$126.30	—	—	—

*	The category designated as “Other” includes fees paid in connection with dealer services and wholesaler activities.

(1)	Prior to [September [ ]], 2010 the Akros Fund was a series of the Trust for Professional Managers. On [September [ ]], 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Strategies Fund.

(2)	Prior to June 7, 2010 the Event-Driven Fund was a series of the Pennsylvania Avenue Funds. On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund.
CUSTODIAN
     Brown Brothers Harriman & Co. (“BBH&Co”), located at 40 Water Street, Boston, Massachusetts 02109, serves as the custodian for each Fund’s assets. As custodian, BBH&Co. acts as the depositary for each Fund’s assets, holds in safekeeping its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as custodian. For its services to the Trust, BBH&Co. is paid a fee based on the net asset value of each Fund and is reimbursed by the Trust for its disbursements, certain expenses and charges based on an out-of-pocket schedule agreed upon by BBH&Co. and the Trust from time to time.
TRANSFER AGENT AND ADMINISTRATOR
     US Bancorp Fund Services, LLC (“USB”), located at 615 E. Michigan St., 3rd Floor, Milwaukee, Wisconsin 53202-5207, serves as the Fund’s transfer, dividend paying, and shareholder servicing agent.
     USB, subject to the supervision of the Board of Trustees, provides certain services pursuant to an agreement with the Trust (“Transfer Agent Servicing Agreement”). USB maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.
     BBH&Co. serves as administrator to the Trust pursuant to a written agreement with the Trust. BBH&Co. supervises all aspects of the operations of the Fund except those performed by the Fund’s Adviser under the Fund’s investment advisory agreements. BBH&Co. is responsible for:
(a)	calculating the Fund’s net asset value;

(b)	preparing and maintaining the books and accounts specified in Rules 31a-1and 31a-2 of the 1940 Act;

(c)	preparing financial statements contained in reports to stockholders of the Fund;

(d)	preparing the Fund’s federal and state tax returns;

(e)	preparing reports and filings with the SEC; and

(f)	maintaining the Fund’s financial accounts and records.

     For its services to the Trust, the Trust pays BBH&Co. an annual fee, paid monthly, based on the aggregate average net assets of the Funds, as determined by valuations made as of the close of business at the end of the month. Each Fund is charged its pro rata share of such expenses.
     For the fiscal year ended June 30, 2008, the Funds paid to USB transfer agency fees of $950,677 and paid to BBH&Co. administration fees of $365,361. For the fiscal year ended June 30, 2009, the Funds paid to USB transfer agency fees of $741,962 and paid to BBH&Co. administration fees of $328,581. For the fiscal year ended June 30, 2010, the Funds paid to USB transfer agency fees of $[      ] and paid to BBH&Co. administration fees of $[      ].
LEGAL COUNSEL
     Stradley Ronon Stevens & Young, LLP, located at One Commerce Square, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust and to the Independent Trustees of the Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     PricewaterhouseCoopers LLP, located at 2001 Market Street, Philadelphia, Pennsylvania 19103, is the Independent Registered Public Accounting Firm for the Trust.
CODES OF ETHICS
     Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act, each Adviser/sub-adviser has adopted a Code of Ethics that applies to the personal trading activities of their employees. The Code of Ethics for each Adviser/sub-adviser establishes standards for personal securities transactions by employees covered under the Codes of Ethics. Under the Codes of Ethics, employees have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. As such, employees are prohibited from engaging in, or recommending, any securities transaction that involves any actual or potential conflict of interest, or any abuse of an employee’s position of trust and responsibility.
     The Codes of Ethics adopted by each Adviser/sub-adviser applies to it and its affiliates, and has been adopted by the Trust. All employees of Adviser/sub-advisers are prohibited from recommending securities transactions by the advised Fund(s) without disclosing his or her interest, and are prohibited from disclosing current or anticipated portfolio transactions with respect to the advised Fund to anyone unless it is properly within his or her duties to do so. Employees who are also deemed investment personnel under each Code of Ethics, defined as any person who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the respective Adviser/sub-adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales, are required to pre-clear with their local compliance officer transactions involving initial public offerings or private placements which present conflicts of interest with the Funds.
     The Codes of Ethics adopted by the Adviser/sub-advisers are designed to ensure that access persons act in the interest of the Fund(s) for which they act as investment adviser with respect to any personal trading of securities. Under the Adviser’s/sub-advisers’ Codes of Ethics, access persons are generally prohibited from knowingly buying or selling securities (except for mutual funds, U.S. Government securities and money market instruments) which are being purchased, sold or considered for purchase or sale by the Fund(s) unless their proposed purchases are approved in advance.
     The Adviser/sub-advisers have established under the Code of Ethics compliance procedures to review the personal securities transactions of their associated persons in an effort to ensure compliance with the Code of Ethics in accord with Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Advisers Act.
     The Funds’ principal underwriter also has adopted its own Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.
     Copies of the Codes of Ethics are on file with and publicly available from the SEC.

PROXY VOTING POLICIES
     The Board of Trustees of the Trust have delegated the authority to vote proxies for the portfolio securities held by the Funds to each Fund’s respective Adviser/sub-adviser in accordance with the proxy voting policies adopted by the Adviser/sub-advisers. The proxy voting policies of each Adviser/sub-adviser are attached as exhibits to this Statement of Additional Information. Shareholders may obtain information about how each Fund voted proxies related to portfolio securities for the most recent twelve (12) month period ended June 30, without charge, upon request, by calling 800-220-8888 or by accessing the SEC’s website at www.sec.gov.
REPORTS TO SHAREHOLDERS
     The fiscal year of the Trust ends on June 30. Shareholders of each Fund will be provided at least semi-annually with reports showing the portfolio of the Fund and other information, including an annual report with financial statements audited by the independent registered accountants. In addition, the Trust will send to each shareholder having an account directly with the Trust a quarterly statement showing transactions in the account, the total number of shares owned and any dividends or distributions paid. Inquiries regarding any Fund may be directed in writing to US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 or by calling 800-220-8888.
BROKERAGE ALLOCATION
     The advisory/subadvisory agreements provide that the Adviser/sub-advisers shall be responsible for the selection of brokers and dealers for the execution of the portfolio transactions of the respective Fund that they advise/sub-advise and, when applicable, the negotiation of commissions in connection therewith. The Trust has no obligations to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities.
     Purchase and sale orders will usually be placed with brokers who are selected based on their ability to achieve “best execution” of such orders. “Best execution” means prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are weighed by the Adviser/sub-advisers in determining the overall reasonableness of brokerage commissions.
     The Adviser and each sub-adviser is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the 1934 Act, for the Trust and/or other accounts for which the Adviser/sub-adviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Adviser/sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Adviser’s/sub-adviser’s overall responsibilities with respect to the Fund. In reaching such determination, the Adviser/sub-adviser will not be required to place or to attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. Research services provided by brokers to the Adviser/sub-adviser includes that which brokerage houses customarily provide to institutional investors and statistical and economic data and research reports on particular companies and industries.
     The Adviser/sub-adviser may purchase or sell portfolio securities on behalf of a Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the aggregate price paid for the security will usually include an undisclosed “mark-up” or selling concession. The Adviser/sub-adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The

Adviser/sub-adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Certain sub-advisers generally purchase and sell over-the-counter securities directly with principal market makers who retain the difference between their cost for the security and its selling price, although in some instances, such sub-advisers may determine that better prices are available from non-principal market makers who are paid commissions directly. Kennedy, sub-adviser to Quaker Mid-Cap Value Fund, generally trades over-the-counter securities with non-principal market makers.
     The Adviser and one or more of the sub-advisers may aggregate sale and purchase orders for the Funds with similar orders made simultaneously for other clients of the sub-adviser. The Adviser/sub-adviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.
     If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a sub-adviser’s clients are entered at approximately the same time on any day and are executed at different prices, the sub-adviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for the Fund and each of the clients for whom such orders were executed.
     The amount of brokerage commissions paid by each Fund during the three fiscal years ended June 30, 2010, 2009, and 2008 are set forth below:

	Total Amount of Brokerage
			Commissions Paid
Name of Fund	2010		2009	2008
Quaker Akros Absolute Strategies Fund(1)		—	—	—
Quaker Event Arbitrage Fund(2)	$	[ ]	—	—
Quaker Global Tactical Allocation Fund	$	[ ]	$232,087	$18,820
Quaker Long-Short Tactical Allocation Fund(3)	$	[ ]	$271,071	—
Quaker Small-Cap Growth Tactical Allocation Fund	$	[ ]	$46,887	—
Quaker Strategic Growth Fund	$	[ ]	$4,211,855	$1,699,150
Quaker Capital Opportunities Fund	$	[ ]	$1,400	$34,091
Quaker Mid-Cap Value Fund	$	[ ]	$64,481	$198,823
Quaker Small-Cap Value Fund	$	[ ]	$172,104	$100,430

(1)	Prior to [September [ ]], 2010 the Akros Fund was a series of the Trust for Professional Managers. On [September [ ]], 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Strategies Fund.

(2)	Prior to June 7, 2010 the Event-Driven Fund was a series of the Pennsylvania Avenue Funds. On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund.

(3)	Prior to June 15, 2009 the Top Flight Long-Short Fund (the “Top Flight Fund”) was a series of the Rock Canyon Funds. On June 15, 2009, the Top Flight Fund was reorganized into the Quaker Long-Short Tactical Allocation Fund.
COMMISSION RECAPTURE
     The sub-advisers maintain a commission recapture program with certain broker-dealers for Quaker Global Tactical Allocation Fund, Quaker Small-Cap Growth Tactical Allocation Fund, Quaker Strategic Growth Fund, Quaker Capital Opportunities Fund, and Quaker Mid-Cap Value Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the broker-dealer and is used to offset the respective Fund’s total expenses. Participation in the program is voluntary and the sub-advisers receive no benefit from the recaptured commissions. The Commission Recapture Program was terminated as of November 30, 2008. The following table represents the total estimated brokerage paid to brokers participating in the commission recapture program and the actual amount of commission recaptured by the respective Funds for the fiscal year ended June 30, 2010:

Fund	Commissions Paid	Commissions Recapture
Quaker Global Tactical Allocation Fund
     Quaker Strategic Growth Fund

AFFILIATED TRANSACTIONS
     When buying or selling securities, the sub-advisers may execute trades for a Fund with broker-dealers that are affiliated with the Trust, the Adviser, the sub-advisers or their affiliates, and the Fund may pay commissions to such broker-dealers in accordance with procedures adopted by the Board of Trustees. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board of Trustees at least quarterly.
     Mr. King, the Chief Executive Officer and Chairman of the Trust, as a former registered representative for Radnor Research and Trading (“Radnor”), received a portion of the brokerage commissions paid to affiliated brokers for portfolio brokerage commissions executed on behalf of the Funds. For the fiscal year ended June 30, 2010, brokerage commissions paid to Radnor for portfolio transactions executed on behalf of the Funds were $[   ] and $[   ] for Quaker Strategic Growth Fund, Quaker Global Tactical Allocation Fund, respectively.
     For the fiscal years ended June 30, 2008, 2009 and 2010, the Funds paid brokerage commissions as set forth below:

Percentage of Fund’s
				Percentage of Fund’s Total			Aggregate Dollar Amount of
	Aggregate Dollar Amount of				Amount of Brokerage		Transactions Involving
	Fund’s Brokerage Commissions Paid				Commissions Paid to		Payment of Commissions to
		To Radnor			Radnor			Radnor
Name of Fund	2008	2009	2010	2008	2009	2010	2008	2009	2010
Quaker Akros Absolute Strategies Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]
Quaker Event Arbitrage Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]
Quaker Global Tactical Allocation Fund	$3,483	$13,603	[ ]	18.51%	5.86%	[ ]	6.59%	1.87%	[ ]
Quaker Long-Short Tactical Allocation Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]
Quaker Small-Cap Growth Tactical Allocation Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]
Quaker Strategic Growth Fund	$539,453	$447,003	[ ]	31.75%	10.61%	[ ]	16.43%	4.54%	[ ]
Quaker Capital Opportunities Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]
Quaker Mid-Cap Value Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]
Quaker Small-Cap Value Fund	*	*	[ ]	*	*	[ ]	*	*	[ ]

*	No commissions paid during period.
SHAREHOLDER INFORMATION
     The Trust offers Class A, C and Institutional Class Shares. Each class involves different sales charges, features and expenses as described more fully in the Prospectus.
PURCHASES AND SALES THROUGH BROKERS
     The Funds have authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate intermediaries to receive orders on the Funds’ behalf. A Fund will be deemed to have received an order when an authorized broker or broker-authorized designee receives the order. Customer orders, in such cases, will be priced at the Fund’s net asset value per share next computed after they are received by an authorized broker or the broker-authorized designee. Investors who purchase shares on a load waived basis may be charged a fee by their broker or agent if they effect transactions in Fund shares through a broker or agent that waives the front end load.
SALES CHARGE REDUCTIONS AND WAIVERS
     Prior to June 23, 2000, the only class of shares offered by the Funds was No-Load class shares. Following shareholder approval on June 23, 2000, all No-Load class shares were converted to Class A Shares on the condition that any shareholder that held such No-Load class shares of Funds in their accounts prior to June 23, 2000, were exempt from sales charges on all future purchases of Class A Shares of those Funds in their account. However, this permanent exemption does not apply to new accounts opened after June 23, 2000 and to accounts of an otherwise exempt shareholder opened in another name. An initial sales charge is not imposed on Class C and Institutional Class Shares.
     On June 7, 2010, the Event-Driven Fund was reorganized into the Quaker Event Arbitrage Fund (the “Reorganization”). Prior to June 7, 2010 shareholders of the Event-Driven Fund paid no sales charge on shares purchased or reinvested. The front-end sales charge was waived for all Event-Driven Fund shareholders receiving Quaker Event Arbitrage Fund shares in connection with the Reorganization and will be waived on any future purchases of Class A Shares of the Quaker Event Arbitrage Fund made by shareholders of the Event-Driven Fund, including reinvested dividends.
     On [September [17], 2010, the Akros Fund was reorganized into the Quaker Akros Absolute Strategies Fund (the “Akros Reorganization”). Prior to [September [17], 2010, shareholders of the Akros Fund paid no sales charge on shares purchased or reinvested. The front-end sales charge was waived for all Akros Fund shareholders receiving Quaker Akros Absolute Strategies Fund shares in connection with the Akros Reorganization and will be waived on any future purchases of Class A Shares of the Quaker Akros Absolute Strategies Fund made by shareholders of the Akros Fund, including reinvested dividends.
     Class A Shares of all Funds are offered subject to the following sales charge schedule:

			Amount Reallowed to
	Sales Load (as % of	Sales Load (as % of Net	Dealers (as % of
Purchase Amount	Offering Price)	Amount Invested)	Offering Price)
up to $49,999	5.50%	5.82%	5.00%
$50,000 - $99,999	4.75%	4.99%	4.25%
$100,000 - $249,999	3.75%	3.90%	3.25%
$250,000 - $499,999	2.75%	2.83%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%
     Waivers of Front-End Sales Charges. Class A Shares Front-End Sales Charge Waivers. Front-end sales charges will not apply to purchases of Class A Shares by or through:
(1)	Employees and employee related accounts of the Adviser and sub-advisers, Trustees and affiliated persons of the Trust.

(2)	Fee-based registered investment advisers for their clients, broker-dealers with wrap fee accounts, and registered investment advisers or brokers for their own accounts.

(3)	Qualified retirement plan that places either: (i) 100 or more participants; or (ii) $300,000 or more of combined participants’ initial assets into the Funds, in the aggregate.

(4)	Fee-based trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

(5)	Broker-dealers and other financial institutions (including registered representatives, registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in Fund shares, or for otherwise participating in the program.

(6)	Employees of broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into a selling agreement with Quasar (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

(7)	Insurance company separate accounts.

(8)	Reinvestment of capital gains distributions and dividends.

(9)	College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Quasar or any of its affiliates to perform advisory or administrative services.

(10)	Companies exchanging shares with or selling assets to a Fund pursuant to a merger, acquisition or exchange offer.

(11)	Organizations described in Section 501(c)(3) of the Internal Revenue Code.

(12)	Charitable remainder trusts.

(13)	Certain tax qualified plans of administrators who have entered into a service agreement with Quasar or the Fund.

(14)	Other categories of investors, at the discretion of the Board, as disclosed in the then current Prospectus of the Funds.
REDEEMING SHARES
     Redemptions of each Fund’s shares will be made at net asset value (“NAV”). Each Fund’s NAV is determined on days on which the NYSE Arca is open for trading, as discussed further below.
     Redemptions In-Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in-kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund has committed itself to pay redemptions in cash, rather than in-kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of: (a) $250,000; or (b) one percent (1%) of the Fund’s NAV at the beginning of such period.
NET ASSET VALUE, DIVIDENDS AND TAXES
     Net Asset Value. Each Fund determines its NAV each day NYSE Arca is open for trading. The NYSE Arca is closed to observe the following holidays, in addition to Saturdays and Sundays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
     Portfolio securities, including ADRs and options, which are traded on stock exchanges, will be valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the counter market and listed on the NASDAQ Stock Market (“NASDAQ”) are normally valued at the NASDAQ Official Closing Price. Other over-the-counter market securities will be valued at the last available bid price in the over-the-counter market prior to the time of valuation. Money market securities will be valued at market value, except that instruments maturing within sixty (60) days of the valuation are valued at amortized cost which approximates market value. The other securities and assets of each Fund for which market quotations may not be readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Securities quoted in foreign currencies will be converted to U.S. dollar equivalents using prevailing market exchange rates.
     Suspension of the Determination of Net Asset Value. The Board of Trustees may suspend the determination of net asset value and, accordingly, redemptions for a Fund for the whole or any part of any period during which: (i) NYSE Arca is closed (other than for customary weekend and holiday closings); (ii) trading on NYSE Arca is restricted; (iii) an emergency exists as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) the SEC may by order permit for the protection of the holders of the Fund’s shares.

     Distributions of Net Investment Income. The Funds receive income generally in the form of dividends and interest on their investments in portfolio securities. This income, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which income dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”
     Distributions of Capital Gains. A Fund may derive a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
     Returns of Capital. If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
     Effect of Investment in Foreign Securities. Each Fund is permitted to invest in foreign securities as described above. Accordingly, the Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you.
     Pass-through of Foreign Tax Credits. If more than 50% of a Fund’s total assets at the end of a fiscal year are invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Your use of foreign dividends, designated by a Fund as qualified dividend income subject to taxation at long-term capital gain rates, may reduce the otherwise available foreign tax credits on your federal income tax return. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.
     Effect of Foreign Debt Investments on Distributions. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income for federal income tax purposes by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.
     PFIC Securities. The Funds may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.

These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
     Information on the Amount and Tax Character of Distributions. The Funds will inform you of the amount and character of your distributions at the time they are paid, and will advise you of their tax status of such distribution for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, and in the case of non-U.S. shareholders, a Fund may further designate and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.
     Election to be Taxed as a Regulated Investment Company. Each Fund has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of such Fund’s earnings and profits.
     In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income and distribution specific requirements, including:
(i)	the Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’ total assets or 10% of the outstanding voting securities of the issuer;

(ii)	the Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership; and

(iii)	the Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.
     Excise Tax Distribution Requirements. As a regulated investment company, each Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:
     Required Distributions. To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

     Post-October Losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes, special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, a Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year-end of June 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e. July 1).
     Sales, Exchanges and Redemption of Fund Shares. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.
     Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six (6) months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
     Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.
     Conversion of Class B Shares into Class A Shares. The automatic conversion of Class B Shares into Class A Shares will be tax-free for federal income tax purposes. Shareholders should consult their tax advisors regarding the state and local tax consequences of the conversion of Class B Shares into Class A Shares, or any other conversion or exchange of shares.
     Cost Basis Reporting. Under provisions of the Emergency Economic Stabilization Act of 2008, a Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.
     U.S. Government Securities. Income earned on certain U.S. Government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment or reporting requirements that must be met by a Fund. Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
     Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividend income which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income.
     Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

     While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
     After the close of its fiscal year, each Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.
     This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by a Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.
     Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.
     The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period, then the dividends-received deduction for Fund dividends on your shares may be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.
     Investment in Complex Securities. The Funds may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by a Fund (possibly causing a Fund to sell securities to raise the cash for necessary distributions) and/or defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax. These rules could also affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.
     Derivatives. Each Fund is permitted to invest in certain options and futures contracts to hedge a Fund’s portfolio or for other permissible purposes consistent with that Fund’s investment objective. If a fund makes these investments, under certain provisions of the Code, it may be required to mark-to-market these contracts and recognize for federal income-tax purposes any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these provisions, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary), and to realize and distribute any resulting income and gains.
     Tax Straddles. A Fund’s investment in options and futures contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
     Convertible Debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.
     Short Sales and Securities Lending Transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.
     Investment in Taxable Mortgage Pools (Excess Inclusion Income). The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.
     These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S.-REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy. Shareholders should consult their tax advisors about the potential tax consequences of a Fund’s receipt and distribution of excess inclusion income.
     Investments in Securities of Uncertain Tax Character. Each Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
     Backup Withholding. By law, a Fund must withhold a portion of your taxable dividends and sales proceeds unless you:
•	provide your correct social security or taxpayer identification number;

•	certify that this number is correct;

•	certify that you are not subject to backup withholding; and

•	certify that you are a U.S. person (including a U.S. resident alien).

     A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
     Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the United States, are non residential alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
     In General. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund. Exemptions from this U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.
     Capital Gain Dividends and Short-Term Capital Gain Dividends. In general, (i) a capital gain dividend designated by a Fund and paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by a Fund and paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
     Interest-Related Dividends. With respect to taxable years of a Fund beginning before January 1, 2010 (sunset date), dividends designated by a Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source: (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. On any payment date, the amount of an income dividend that is designated by a Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.
     Further Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors. It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.
     Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Effectively Connected Income. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in: (i) the stock of domestic and foreign corporations; and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.
     Investment in U.S. Real Property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REIT”). The sale of a U.S. real property interest (“USRPI”) by a Fund or by a U.S.-REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to a Fund’s non-U.S. shareholders.
     The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (“RIC”), from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment company) as follows:
•	The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•	If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•	In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.
     These rules apply to dividends paid by a Fund before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.- REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.
     Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.
     U.S. Estate Tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S. estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.
     U.S. Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back-up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a

U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
     The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
     Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
THIS DISCUSSION OF “NET ASSET VALUE, DIVIDENDS AND TAXES” IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE AND DOES NOT PURPORT TO DEAL WITH ALL FEDERAL TAX CONSEQUENCES APPLICABLE TO ALL CATEGORIES OF INVESTORS, SOME OF WHICH MAY BE SUBJECT TO SPECIAL RULES. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING YOUR PARTICULAR CIRCUMSTANCES BEFORE MAKING AN INVESTMENT IN A FUND.
PERFORMANCE INFORMATION
     To obtain the Funds’ most current performance information, please visit www.quakerfunds.com.
     Performance quotations represent the Funds’ past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities law, as they may be revised from time to time by the SEC.
DESCRIPTION OF SHARES
     The Trust is an unincorporated business trust that was organized under the Commonwealth of Massachusetts on October 24, 1990, and operates as an open-end investment management company. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide Trust shares into various series, each of which relates to a separate portfolio of investments. The Trust presently has nine (9) series portfolios, each of which offers one or more classes of shares. Each of the Funds is diversified, within the meaning of the 1940 Act, except for the Quaker Capital Opportunities Fund, the Quaker Long-Short Tactical Allocation Fund, Quaker Akros Absolute Strategies Fund and the Quaker Event Arbitrage Fund which are non-diversified. The Declaration of Trust currently provides for the issuance of an unlimited number of series and classes of shares.
     Each share outstanding is entitled to share equally in dividends and other distributions and in the net assets of the respective class of the respective series on liquidation. Shares are fully paid and non-assessable when issued, freely transferable, have no pre-emptive or subscription rights, and are redeemable and subject to redemption under certain conditions described above. Shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the aggregate number of shares of all series of the Trust may elect all the Trustees. The Funds do not generally issue certificates for shares purchased.
     Each share outstanding entitles the holder to one vote. If a Fund is separately affected by a matter requiring a vote, the shareholders of each such Fund shall vote separately. The Trust is not required to hold annual meetings of shareholders, although special meetings will be held for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory agreement. The Board of Trustees shall promptly call a meeting for the purpose of electing or removing Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Trust. The term of office of each Trustee is of unlimited duration. The holders of at least two-thirds of the outstanding shares of the Trust may remove a Trustee from that position either by declaration in writing filed with the Administrator or by votes cast in person or by proxy at a meeting called for that purpose. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.
     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust, therefore, contains provisions, which are intended to mitigate such liability.
     Other Expenses. Each Fund is responsible for the payment of its expenses. These include, for example, the fees payable to the Adviser, or expenses otherwise incurred in connection with the management of the investment of the Funds’ assets, the fees and expenses of the Custodian, the fees and expenses of the Administrator, the fees and expenses of Trustees, outside auditing and legal expenses, all taxes and corporate fees payable by the Fund, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and shareholder meetings, and any extraordinary expenses. Each Fund also pays for brokerage commissions and transfer taxes (if any) in connection with the purchase and sale of portfolio securities. Expenses attributable to a particular series of the Trust will be charged to that series, and expenses not readily identifiable as belonging to a particular series will be allocated by or under procedures approved by the Board of Trustees among one or more series in such a manner, as it deems fair and equitable.
FINANCIAL STATEMENTS
The audited financial statements of each Fund for the fiscal year ended June 30, 2010 and the reports of the Funds are included in the 2010 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

EXHIBITS
TO
QUAKER INVESTMENT TRUST
STATEMENT OF ADDITIONAL INFORMATION
Advisers/sub-advisers’ Proxy Voting Policies and Procedures.

Quaker Investment Trust
Proxy Voting Policy and Procedures

Board Approval	Yes.

Required:

Most Recent	August 20, 2009

Board Approval:

References:	Investment Company Act — Rule 30b1-4
GENERAL
     The Board of Trustees (“Board”) of the Quaker Investment Trust (“QIT”) have adopted the following policies and procedures (the “Policies and Procedures”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Proxy Voting Rule”) with respect to voting proxies relating to portfolio securities held by QIT’s investment portfolios (“Funds”).
     QIT recognizes that the right to vote proxies with respect to portfolio securities held by the Funds is an economic asset and has direct investment implications. Moreover, we believe that each Fund’s portfolio investment adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.
     Consequently, it is the policy of QIT to delegate proxy voting responsibilities to Quaker Funds, Inc., (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The Adviser may, but is not required to, further delegate proxy voting responsibilities to one or more of the sub-advisers retained to provide investment advisory services to such Fund, if any (each a “Sub-Adviser”), subject to the Board’s continuing oversight. The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.
     If the Adviser or Sub-Adviser to a Fund who invests in voting securities does not have a proxy policy which complies with the relevant portions of the Proxy Voting Rule and the proxy voting rule under the Investment Adviser’s Act of 19401, as amended, that adviser will be required to follow these Policies and Procedures.
GENERAL PROXY VOTING GUIDELINES
     QIT will consider each corporate proxy statement on a case-by-case basis. There may also be occasions when QIT determines, that not voting such proxy may be more in the best interest of a Fund, such as (i) when the cost of voting such proxy exceeds the expected benefit to a Fund or (ii) if QIT is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking”.
     In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent third party proxy voting services, and others. In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of the Funds’ assets.
     QIT’s general guidelines as they relate to voting certain common proxy proposals are described below. As previously noted, the Adviser or Sub-Adviser to QIT will only be required to follow these general guidelines if they do not have a proxy voting policy which complies with applicable regulatory requirements.

Adoption of confidential voting	For
Adoption of Anti-greenmail charter of bylaw amendments	For
Amend bylaws or charters for housekeeping changes	For
Elect Directors annually	For
Fix the size of the Board	For
Give Board ability to amend bylaws in addition to Shareholders	For
Lower supermajority Shareholder vote requirements	For
Ratify Auditors	For
Require Majority of Independent Directors	For
Require Shareholder approval of Golden or Tin Parachutes	For
Restore or Provide Shareholders with rights of appraisal	For
Restore Shareholder ability to remove directors with our without cause	For
Seek reasonable Audit rotation	For
Shareholders’ Right to Act independently of management	For
Shareholders’ Right to Call Special Meeting	For
Shareholders’ Right to Act by Written Consent	For
Stock Repurchase Plans	For
Stock Splits	For
Submit Poison Pill for Shareholder ratification	For

Blank Check Preferred Stock	Against

[1]	Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Classified Boards	Against
Dual Classes of Stock	Against
Give Board exclusive authority to amend bylaws	Against
Limited Terms for Outside Directors	Against
Payment of Greenmail	Against
Provide Management with authority to adjourn an annual or special meeting	Against
Require Director Stock Ownership	Against
Restrict or Prohibit Shareholder ability to call special meetings	Against
Supermajority Vote Requirement	Against
Supermajority Provisions	Against

Adopt/Amend Stock Option Plan	Case-by-Case
Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
Approve Merger/Acquisition	Case-by-Case
Authorize Issuance of Additional Common Stock	Case-by-Case
Consider Non-financial Effects of Merger	Case-by-Case
Director Indemnification	Case-by-Case
Election of Directors	Case-by-Case
Fair Price Requirements	Case-by-Case
Issuance of authorized Common Stock	Case by Case
Limitation of Executive/Director Compensation	Case-by-Case
Reincorporation	Case-by-Case
Require Shareholder Approval to Issue Preferred Stock	Case-by-Case
Spin-Offs	Case-by-Case
Shareholder proposal to redeem Poison Pill	Case-by-Case
Social and Environmental Issues	Case-by-Case
     The foregoing are only general guidelines and not rigid policy positions. No proxy voting guidelines can anticipate all potential voting issues that may arise. Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and our vote is cast in a manner that we believe is in the best interest of the applicable Fund and its shareholders.
CONFLICTS OF INTEREST
     QIT recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies. A “conflict of interest” shall be deemed to occur when QIT or an affiliated person of QIT has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise QIT’s independence of judgment and action in voting the proxy.
     Since under normal circumstances the Adviser or Sub-Adviser will be responsible for voting proxies related to securities held in a Fund, QIT itself will not have a conflict of interest with Fund shareholders in the voting of proxies. QIT expects the Adviser and each Sub-Adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund and its shareholders and is not influenced by any conflicts of interest that the Adviser or Sub-Adviser may have.
RECEIPT OF PROXY VOTING PROCEDURES & PROXY VOTING RECORDS
•	At least annually, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall present to the Board its policies, procedures and other guidelines for voting proxies. In addition, the Adviser and each such Sub-Adviser shall notify the Board promptly of material changes to any of these documents.

•	At least quarterly, the Adviser (if it has retained the authority to vote proxies on behalf of any Fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to QIT a record of each proxy voted with respect to portfolio securities of such Fund during the quarter (such record shall include the records described in Section 7 hereof). With respect to those proxies that the Adviser or a Sub-Adviser has identified as involving a material conflict of interest, the Adviser or Sub-Adviser shall submit a separate report to the Board, at its next regular meeting, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser or Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has an interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

•	In the event the Adviser (if it has retained the authority to vote proxies on behalf of any fund) and each Sub-Adviser with authority to vote proxies on behalf of any Fund fails to provide QIT with a record of each proxy voted prior to the end of the following quarter, such failure will be addressed by the Board in a letter to the Adviser or Sub-Adviser formally requiring compliance. Further, the deficiency will be specifically noted at the Adviser or Sub-Adviser contract renewal and shall be a factor the QIT Board takes into consideration during the renewal process.

•	Each quarter, the Adviser will disclose to the Board on proxy votes cast in the prior period by the Funds.
REVOCATION OF AUTHORITY TO VOTE
     The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds may be revoked by the Board, in whole or in part, at any time.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES, AND RECORD

     QIT will fully comply with all applicable disclosure obligations under the Proxy Voting Rule. These include the following:
•	Disclosure in shareholder reports that a description of the Fund’s Proxy Voting Policy and Procedures is available upon request without charge and information about how it can be obtained (e.g. QIT’s website, SEC website, and toll free phone number).

•	Disclosure in the Fund’s Statement of Additional Information (“SAI”) the actual policies used to vote proxies.

•	Disclosure in shareholder reports and in the SAI that information regarding how a Fund’s proxies were voted during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.
     QIT will file all required reports regarding the Fund’s actual proxy voting record on Form N-PX on an annual basis as required by the Proxy Voting Rule. This voting record will also be made available to shareholders.
     QIT will respond to all requests for Proxy Voting Policies and Procedures or proxy records within three business days of such request.
MAINTENANCE OF PROXY VOTING RECORDS
     QIT’s administrator, Adviser, and Sub-Advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund as required by the Proxy Voting Rule. These records relating to the voting of proxies include: (i) the name of the issuer, (ii) the exchange ticker symbol of the portfolio security, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) number of shares voted, (vi) a brief description of the matter brought to vote; (vii) whether the proposal was submitted by management or a shareholder, (viii) whether the proxy was voted for or against management, (ix) whether the vote was cast for or against management and (x) other pertinent supporting documentation relating to a particular proxy. Applicable records shall be maintained for a period of six years, with records maintained for the first two years on site.
REVIEW OF PROXY VOTING POLICIES AND PROCEDURES
     The Policies and Procedures as well as the proxy voting guidelines of the Advisers and Sub-Advisers will be reviewed at least annually. This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.
SECURITIES LENDING PROGRAM
     When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, where QFI or the applicable Fund’s sub-adviser determines that a proxy vote (or shareholder action) is materially important to the applicable Fund, QFI or the sub-adviser may recall the security.

Akros Capital, LLC
Proxy Voting Policies
33.1 Overview
This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best economic interest, when the responsibility for voting client proxies rests with Akros. Akros shall vote proxies for clients pursuant to the authority granted in the investment management agreement between Akros and its client, or as granted by written direction from each client. The CCO is responsible for voting client proxies under the direction of the Managing Principal. Questions regarding this policy should be directed to Compliance.
33.2 Record Retention Requirements
Akros shall keep the following proxy voting records:
A.	These proxy voting polices and procedures;

B.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;

C.	Records of proxy votes cast on behalf of each client;

D.	Records of client requests (written or oral) for proxy voting information, including a record of the information provided by Akros; and

E.	Documents prepared by Akros that were material to making the decision of how to vote.
Akros will keep records in accordance with its Record Retention Policy.
33.3 Conflicts of Interest
     Overview
Akros may encounter a material conflict in voting client proxies. Akros has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the Managing Principal, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):
1.	Akros provides investment management services to a company whose management is soliciting proxies; and

2.	An Akros employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest or a corporate director of the company.
Identifying Conflicts of Interest
1. Compliance maintains a listing of all material business conflicts of interests —those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.
2. All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult Compliance for guidance.
Resolving Material Conflicts of Interest
Unless a client requests otherwise, Akros shall follow one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.
1. Engage an independent party to determine how to vote the proxy;
2. Refer the proxy to a client or to a representative of the client for voting purposes;
3. Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote; or
4. Prepare a written summary report that (i) describes the conflict and procedures used by Akros to address the conflict; (ii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iii) confirms that the recommendation was made solely on the investment merits of the proxy proposal. The completed report will be maintained by Compliance who shall confirm the proxy is voted in accordance with the written summary report.
33.4 Disclosures to Clients
A client may request Akros to deliver this Proxy Voting Policy as well as a record of how Akros has voted that client’s proxies. Akros will use the firm’s Part II of Form ADV disclosure to:
A. Notify clients as to how they may obtain a copy of this policy;
B. Notify clients as to how they may obtain a record of how their securities were voted; and
C. Summarize the firm’s proxy voting policies.
33.5 Voting Guidelines — General
Akros strives to vote all proxies in the best economic interests of its clients. The decision of how to vote follows the same criteria Akros uses in managing client accounts — to vote for proposals in such a manner that, in Akros’ opinion, will increase shareholder value.
General Overview
In evaluating a particular proxy proposal, Akros takes into consideration, among other items:
1. Akros’ determination of whether the proxy proposal will create dilution for shareholders;
2. Akros’ determination of how the proxy proposal will impact its clients, including but not limited to, control matters (e.g., mergers and anti-takeover tactics);
3. The period of time over which shares of the company are expected to be held in the client’s portfolio;
4. The size of the position;
5. The costs involved in the proxy proposal; and
6. Management’s assertions regarding the proxy proposal.
33.6 Voting Guidelines — Quantitatively Managed Accounts
With respect to its quantitatively managed accounts, Akros shall generally support management’s recommendations on proxy issues related to business operations matters, as the selection of such securities is largely determined by a quantitative process and not by Akros’ fundamental research.
33.7 Voting Guidelines — Actively Managed Accounts
Proxy Proposals Regarding Business Operations Matters
Unless otherwise noted within this policy, Akros shall, with respect to its actively managed accounts, generally support management’s recommendations on proxy issues related to business operations matters (i.e., not related to control matters), since management’s ability is a key factor Akros considers in selecting equity securities for client portfolios. Akros believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when Akros believes the company’s management is acting in a manner inconsistent with its clients’ best interests Akros shall vote against management’s recommendations.
Proxy Proposals Creating Shareholder Dilution
Akros will generally vote against recommendations it determines will create dilution for shareholders.
Proxy Proposals Regarding Control Matters
1. Akros will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis; and
2. Akros generally opposes measures preventing shareholders from accepting an offer of a sale of a company.
Proxy Proposals Regarding Executive Compensation
Akros will generally vote for proposals related to executive compensation plans unless Akros determines the plan to be excessive in nature or will create excessive dilution for shareholders.
Approved: August 16, 2005
Updated: June 24, 2007

Aronson+Johnson+Ortiz, LP
Overview
Aronson+Johnson+Ortiz, LP (AJO), exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts, as adviser to the plan, AJO must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.
Each client account is voted by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of its clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.
AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting service, and it will generally vote proxies in accordance with the recommendations it receivea from these services. AJO has procedures in place to ensure the advice the firm receives is impartial and in the best interests of its clients. AJO votes each proxy individually and on rare occasions it will not follow the third- party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the third-party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).
In some instances, AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.
Conflicts of Interest
Actual and potential conflicts of interest, including conflicts of interest of AJO’s third-party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, AJO will vote the proxy in accordance with the third-party recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO’s proxy voting authority in writing. In the case where both AJO and its primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of AJO’s secondary proxy service.
Record-Keeping
AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC’s online document-filing and -retention system.
Vote Disclosure
Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling AJO collect at 215/546-7500.
AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

CENTURY MANAGEMENT AND CM ADVISERS FUND
PROXY VOTING AND DISCLOSURE POLICY
(Amended February 28, 2006)
I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Century Management and the CM Advisers Fund (“Adviser”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these policies and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details Adviser’s philosophy and practice regarding the voting of proxies.
A.	General

Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Adviser’s proxy voting policies, Adviser has developed the following procedures for voting proxies.

1.	Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser’s proxy voting manager (the “Proxy Manager”), currently James Brilliant. The Proxy Manager or someone under his supervision will then vote the proxy in accordance with this policy.

2.	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser’s Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

3.	The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser’s files.
C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then Aaron Buckholtz shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.
III.	Voting Guidelines

While Adviser’s policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:
A.	Corporate Governance
1.	Election of Directors and Similar Matters

In an uncontested election, Adviser will generally vote in favor of management’s proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors, Adviser will review any contested proposal on its merits.

Notwithstanding the foregoing, Adviser expects to support proposals that fairly align management, employees and the Board of Directors with those of shareholders:

•	Generally voting against cumulative voting as a result of a classified board structure prevents shareholders from electing a full slate of directors at annual meetings; and

•	Limit directors’ liability and broaden directors’ indemnification rights;
And expects to generally vote against proposals to:
•	Adopt the use of cumulative voting; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
2.	Audit Committee Approvals

Adviser generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Adviser will generally vote to ratify management’s recommendation and selection of auditors.

3.	Shareholder Rights

Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally support proposals to:
•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;
And expects to generally vote against proposals to:
•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:
•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”
And expects to generally vote against proposals to:
•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.
5.	Capital Structure Proposals
Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:
•	Eliminate preemptive rights.
B.	Compensation
1.	General
Adviser generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, Adviser expects to generally support proposals to:
•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:
•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.
2.	Stock Option Plans and Share Issuances
Adviser evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership. Therefore, we generally will vote against stock option plans. However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented. We certainly are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, Adviser expects to generally vote against proposals to:
•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.
C.	Corporate Responsibility and Social Issues

Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company.
III.	Conflicts
In cases where Adviser is aware of a conflict between the interests of a client(s) and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio holding is a client or an affiliate of a client of Adviser), the Adviser will ask an independent third party to review the issue and vote on what they believe to be in the best interest of the client(s).

IV.	Adviser Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Recordkeeping

Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;

(v)	Records of client requests for proxy voting information, and

(vi)	With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.
The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser. These records may be kept as part of Adviser’s records.

Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request. Adviser reserves the right to modify and amend this policy without notice anytime.

D.G. Capital Management, Inc.
Proxy Voting Policies and Procedures
I.	INTRODUCTION
Unless otherwise specifically directed by a client in writing, we are responsible for voting any proxies related to securities that we manage on behalf of our clients. Any directions from clients to the contrary must be provided in writing.
II.	STATEMENTS OF POLICIES AND PROCEDURES
A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act ”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, we generally vote proxies in accordance with management’s recommendations. This reflects a basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking onto account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with our fiduciary duty to ensure that proxies are voted in the best interest of our clients, we may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in Part III of these Proxy Voting Policies and Procedures.

B.	Conflicts of Interest. We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall promptly report the matter to Mr. Manu Daftary. Mr. Daftary shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, Mr. Daftary may resolve a potential conflict in any of the following manners:
1.	If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined guidelines; provided that such pre-determined policy involves little discretion on our part;

2.	We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

3.	We may engage an independent third-party to determine how the proxy should be voted; or

4.	We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.
We use commercially reasonable efforts to determine whether a potential conflict may exists, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	LIMITATIONS ON OUR RESPONSIBILITIES
1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

4.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

5.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

6.	Client Direction. Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.
D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, these Proxy Voting Policies and Procedures may be changed by us from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party to maintain certain records required to be maintained by the Advisers Act.
III.	PROXY GUIDELINES
The following sets forth certain significant proxy voting proposals and our general guidelines for voting these proposals in a particular manner. As noted in Part II of these Proxy Voting Policies and Procedures, we generally vote proxies in a manner intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value.

Accordingly, we generally vote proxies in accordance with management’s recommendations. Nevertheless, our actual voting decisions are made on a case-by-case basis depending on the particular facts and circumstances of each proxy vote and Mr. Daftary has final authority with regard to how a particular proxy is voted.
A.	Annual Election of Directors
D.G. Capital generally favors the annual election of directors and is generally opposed to staggered election systems for the following reasons:
•	Election of directors based upon classes or staggered terms tends to entrench present management;

•	Staggered terms for directors tend to make the company and management less responsible to shareholder interest; and

•	Staggered terms might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholder’s investment.
B.	Board of Directors
D.G. Capital favors independent directors and independent nominating, compensation, and audit committees for the following reasons:
•	Independence is necessary for the effective functioning of the board and its committees. D.G. Capital is in favor of directors being compensated reasonably for performance in cash or equity. D.G. Capital is generally not in favor of pension and benefit programs for outside directors for the following reasons:

•	Helps to ensure that a director’s interest is aligned with shareholders and may increase sensitivity to shareholder concerns; and

•	Pension and benefit programs may compromise the independence of directors.
C.	Confidential Voting
D.G. Capital supports a system of confidential voting for the following reasons:
•	Ensures confidentiality;

•	Promotes corporate democracy and the integrity of the proxy system; and

•	Avoids potential for coercion or improper influence.
D.	Cumulative Voting
D.G. Capital supports cumulative voting for the following reasons:
•	Cumulative voting permits shareholders a greater opportunity than conventional voting to voice their opinions and to influence corporate management;

•	Conventional voting may discourage the accumulation of large minority shareholding, and, therefore, may be considered an anti-takeover measure; and

•	Conventional voting may have the effect of discouraging election contests, which can be costly, by shareholders and individuals.
E.	Executive Compensation
•	D.G. Capital supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance.

•	D.G. Capital does not support plans that exceed what is required to attract and retain skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear performance goals or that adversely affect employee productivity and morale.

•	D.G. Capital supports stock-based compensation plans which are broad-based.

•	D.G. Capital does not support narrowly based plans with large dilution (more than 10%).

•	D.G. Capital does not support replacement or repricing of “underwater” stock options.

•	D.G. Capital supports shareholder proposals that link executive compensation to the company’s achievement of long term performance goals.
F.	Golden-Parachute Payments
D.G. Capital does not support the compensation agreement known as golden parachutes for the following reasons:

•	Tax penalties are imposed on corporations that award excess parachute payments and executives who receive such payments; and

•	Excessive exit payments come at the expense of shareholders’ net worth and represents a waste of corporate assets.

G.	Placement of Securities
D.G. Capital favors a policy that requires shareholder approval before corporate management places a significant amount of voting stock with any person or group for the following reasons:
•	By the placement of a large amount of voting stock in “friendly hands,” management may effectively block shifts in control of the company;

•	Such transactions might be deemed an anti-takeover measure and, therefore, they potentially may diminish the value of shareholders’ investment; and

•	Shareholders should be given a voice in matters involving control of a company.

H.	“Poison Pill” Amendments or Proposals
D.G. Capital believes that “poison pill” amendments to a company’s by-laws or charter must be presented to shareholders before incorporation or enactment for the following reasons:
•	Poison pill provisions clearly affect shareholder interests and may harm shareholders by reducing the value of their shares;

•	Such actions tend to entrench present management and might make them less receptive to shareholder concerns or interests;

•	Poison pills seem to have no utility except to discourage third-party bids for a company’s stock; and

•	Many aspects of poison pills are discriminatory (e.g., triggered dividends or distributions usually exclude the new large shareholder).
I.	Solicitation of Political Contributions
D.G. Capital believes that it is inappropriate for a company to encourage, request or demand any financial contributions from its employees for the purpose of supporting any political candidate or Political Action Committee for the following reasons:
•	Solicitation by management for political contributions may intimidate, threaten, or compromise employees and their beliefs;

•	Solicitation by management may create the appearance of coercion, and it may hinder democratic practices; and

•	Solicitation by management may expose a company to litigation and diminish shareholder value.

J.	Stock with Disproportionate Voting Rights
D.G. Capital opposes the creation of new classes of common or preferred stock with disproportionate voting rights for the following reasons:
•	Such common or preferred stock may tend to frustrate or circumvent the rights and desires of the majority of shareholders;

•	Unequal classes of stock may tend to shelter management at the expense of the majority of shareholders;

•	Stock with unequal voting rights violates the concept of shareholders’ or corporate democracy; and

•	Stock with unequal voting rights could be viewed as an anti-takeover measure and therefore, may potentially diminish the value of shareholders’ Investment.

K.	Stock Ownership for Directors
D.G. Capital favors requiring directors to own some amount, however modest, of their company’s stock for the following reasons:
•	Helps to ensure that a director’s interests coincide with the company’s shareholders; and

•	May increase management’s sensitivity and responsiveness to shareholder concerns.

L.	Corporate/Social Responsibility
D.G. Capital supports the idea that the companies we invest in should be both good corporate citizens and socially responsible. Therefore, D.G. Capital would generally support shareholder proposals that have a positive impact upon these issues.
VERSION: JULY 6, 2003

Kennedy Capital Management, Inc.
Proxy Voting Policy
Rule 206(4)-6 of the Advisers Act sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which it exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.
Kennedy Capital Management, Inc. (the “Firm”) has adopted the following policies with respect to voting proxies on behalf of its clients:
1.	This written proxy voting policy, which may be updated and supplemented from time to time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

3.	The proxy voting policy is consistently applied and records of votes maintained for each client. Exception reports are prepared when proxies are voted other than within the written policy;

4.	The Firm documents the reasons for voting, including exceptions;

5.	The Firm maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;

6.	The Firm monitors such voting for any potential conflicts with the interests of its clients; and

7.	The Firm maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.
The Firm votes all proxies from a specific issuer the same way for each client absent specific voting guidelines from a client. Clients are permitted to place reasonable restrictions on the Firm’s voting authority in the same manner that they may place restrictions on the actual selection of account securities. In order to facilitate this proxy voting process, Proxy Governance, Inc. (“PGI”) has been retained as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions.
CONFLICTS OF INTERESTS
The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors. The management fees collected from such clients are the Firm’s principal source of revenue. With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.
To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm’s interests. The Firm may, in selected matters, disclose conflicts to its board of directors to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.
Consistent with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended, the Firm directs execution of client transactions to selected brokers in recognition of their furnishing investment research service. The availability of such research may create a conflict between the interests of the client in obtaining the lowest cost execution and the Firm’s interest in obtaining the service.

Proxy Governance, Inc. (“PGI”)
PGI is an independent proxy advisory firm and registered investment adviser that specializes in providing a variety of fiduciary level, proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Firm include in-depth research, analysis, and voting recommendations as well as reporting, auditing, and consulting assistance for the handling of proxy voting responsibilities.
PGI also provides the Firm with reports that reflect proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities. The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) is reimbursed to the broker-dealer provider.
Management Proposals:
I. When voting on ballot items which are fairly common management-sponsored initiatives certain items are generally, although not always, voted affirmatively.
•	“Normal” elections of directors

•	Approval of auditors/CPA

•	Directors’ liability and indemnification

•	General updating/corrective amendments to charter

•	Elimination of cumulative voting

•	Elimination of preemptive rights
II. When voting items which have a potential substantive financial or best interest impact, certain items are generally, although not always, voted affirmatively.
•	Capitalization changes which eliminate other classes of stock and voting rights

•	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization

•	Stock purchase plans with an exercise price of less than 85% of fair market value

•	Stock option plans that are incentive-based and not excessive

•	Other stock-based plans which are appropriately structured

•	Reductions in supermajority vote requirements

•	Adoption of anti-greenmail provisions
III. When voting items that have a potential substantive financial or best interest impact, certain items are generally not voted in support of the proposed management-sponsored initiative.
•	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders

•	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders

•	Classified boards of directors

•	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Amendments to bylaws which would require supermajority shareholder votes to pass or repeal certain provisions

•	Reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders

•	Restrictions related to social, political, or special interest issues which impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact

•	Proposals which require inappropriate endorsements or corporate actions
Active Communications With Corporate Management
The Firm has actively voted against management-sponsored initiatives where appropriate. This is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions can or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other forums. The Firm provides its policies to each client for which the Firm has been delegated the authority or responsibility to vote proxies and others, upon request.
The Firm has historically, and will in the future, review the proxy process for ERISA funds to have two operative principles:

•	Our duty of loyalty: What is the best interest of the fund beneficiaries, are their rights or ability to act being altered by this vote, is it other than beneficial;

•	Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.
To date, the Firm has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.
The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.
As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

Knott Capital Management
Proxy Voting Summary
Knott Capital Management (“KC”) takes seriously the responsibility of voting proxies on behalf of our clients. Our policies and procedures are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.
The CCO is responsible for establishing our policies and procedures. The CCO reviews these policies and procedures periodically and makes such changes as he believes are necessary.
KC reviews all proxies for which we have voting responsibility, and vote all proxies according to our written guidelines. Our guidelines address such general areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.
The guidelines contained herein reflect our normal voting position on certain issues, and will not apply in every situation. The guidelines are intended to generally cover both U.S. and international proxy voting, although due to country differences and requirements, international proxy voting may differ depending on individual facts and circumstances. Some issues require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited. Even when our guidelines specify how we normally vote on particular issues, we may change the vote if it is reasonably determined to be in our clients best interest. In addition, on client request, we may vote proxies for that client in a particular manner overall, such as union or labor sensitive.
To ensure that voting responsibilities are met, the CCO has established operational procedures to spot check client proxies against client holdings. The procedures are also intended to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and all votes are recorded and justified. Any variance from stated policy is carefully noted, including the reason for the variance.
We maintain proxy voting records for all accounts and make these records available to clients at their request.
I	External Auditor
A.	Auditors
Vote for proposals to ratify auditors, unless there is a reason to believe the auditing firm has a financial interest in or association with the company and is, therefore, not independent; or there is reason to believe the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

II	Board of Directors
A.	Director Nominees
Votes on director nominees are evaluated based on the following criteria (and any others that may be deemed relevant to KC):
•	Long term corporate performance record based on increases in shareholder wealth, earnings, financial strength

•	Executive Compensation

•	Director Compensation

•	Corporate Governance Provisions and Takeover Activity

•	Criminal Activity

•	Investment in the Company

•	Interlocking Directorships

•	Inside, Outside, and Independent Directors Board Composition

•	Number of Other Board Seats

•	Any problems or issues that arose on Other Board assignments

•	Support of majority-supported shareholder proposals.
B.	Director Indemnification and Liability Protection
1.	Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with the proposal.

2.	Vote against proposals to limit or eliminate entirely the liability for monetary damages of directors and officers for violating the duty of care.

3.	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence, that are more serious violations of fiduciary obligation than mere carelessness.

4.	Vote for only those proposals providing such expanded coverage on cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director’s legal expenses would be covered.
C.	Director Duties and Stakeholder Laws
Vote against management or shareholder proposals to allow the board of directors to consider the interests of “stakeholders” or “non-shareholder constituents,” unless these proposals make it clear that these interests are to be considered in the context of the prevailing commitment to shareholders.

D.	Director Nominations
Vote for shareholder proposals asking that management allow large shareholders equal access to management’s proxy to discuss and evaluate management’s director nominees, and/or to nominate and discuss shareholder nominees to the board.
E.	Inside Versus Independent Directors
1.	Shareholder proposals asking that boards be comprised of a majority of independent directors are normally voted in accordance with the proposal.

2.	Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.
F.	Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

G.	Term of Office

Vote against proposals to limit the tenure of outside directors.
III	Proxy Contests and Corporate Defenses

A.	Proxy Contests for Board Seats

All votes in a contested election of directors are normally voted in accordance with the majority.

B.	Classified Boards
1.	Vote against proposals to classify the board.

2.	Vote for proposals to repeal a classified board, and to elect all directors annually.
C.	Cumulative Voting
1.	Vote for proposals to permit cumulative voting in the election of directors.

2.	Vote against proposals to eliminate cumulative voting in the election of directors.
D.	Director Nominations

Vote against management proposals to limit shareholders’ ability to nominate directors.
E.	Shareholders’ Right to Call Special Meetings
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to call special meetings.

2.	Vote for shareholder proposals that remove restrictions on the right of shareholders to act independently of management.
F.	Shareholder Action by Written Consent
1.	Vote against management proposals to restrict or prohibit shareholders’ ability to take action by written consent.

2.	Vote for shareholder proposals to allow or make easier shareholder action by written consent.
G.	Size of the Board
1.	Vote for proposals that seek to fix the size of the Board.

2.	Vote against management proposals that give management the ability to alter the size of the Board without shareholder approval.
H.	Shareholders’ Ability to Remove Directors
1.	Vote against proposals that state directors may be removed only for cause.

2.	Vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	Vote for proposals that permit shareholders to elect directors to fill board vacancies.
IV	Tender Offers and Corporate Defenses
A.	Fair Price Provisions

1.	Vote for management proposals to adopt a fair price provision, as long as the shareholder vote requirement imbedded in the provision is no more than a majority of the disinterested shares.

2.	Vote for shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.
B.	Greenmail
1.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	Vote in accordance with the on each individual proposal regarding anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

3.	Vote on a case-by-case basis regarding restructuring plans that involve the payment of pale greenmail.
C.	Poison Pills
1.	Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

2.	Shareholder proposals to redeem a company’s poison pill are normally voted in accordance with the proposal.

3.	Management proposals to ratify a poison pill are normally voted in accordance with the on each individual proposal.
D.	Stakeholder Provisions

Vote against management proposals allowing the board to consider stakeholders’ (outside constituencies’) interests when faced with a tender offer.

E.	Super-majority Vote Requirement to Approve Mergers
1.	Vote for shareholder proposals to lower super-majority vote requirements for mergers and other business combinations.

2.	Vote against management proposals to require a super-majority shareholders’ vote to approve mergers and other significant business combinations.
F.	Super-majority Shareholder Vote Requirements to Amend Charter or Bylaws

1.	Vote for shareholder proposals to lower super-majority vote requirements to amend any bylaw or charter provision.

2.	Vote against management proposals to require a super-majority vote to amend any bylaw or charter provision.
G.	Unequal Voting Rights

Vote against proposals for dual class exchange offers and dual class recapitalizations.
H.	Existing Dual Class Companies
1.	Vote for shareholder proposals asking that a company report to shareholders on the financial impact of its dual class voting structure.

2.	Vote for shareholder proposals asking that a company submit its dual class voting structure for shareholder ratification.
I.	White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporation purposes. (e.g. raising capital or making acquisitions in the normal course of business).
V	Miscellaneous Corporate Governance Provisions
A.	Abstention Votes

Vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting, unless that consideration is required by state law.

B.	Annual Meetings
1.	Vote for management proposals asking for authority to vote at the meeting for “other matters” not already described in the proxy statement unless there is a reason to believe the other matters involve substantive issues.

2.	Vote against shareholder proposals to rotate the time or place of annual meetings.
C.	Confidential Voting and Independent Tabulation and Inspections

Vote for proposals to adopt a policy that comprises both confidential voting and the use of independent vote tabulators of elections.

D.	Equal Access

Vote for shareholder proposals to allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and/or to nominate their own candidates to the board.
E.	Bundled Proposals

Bundled or “conditioned” proxy proposals are normally voted in accordance with ADP analysis and recommendation on each individual proposal. (e.g., management proposals to provide shareholders a special dividend that are bundled with other charter or bylaw changes).

F.	Shareholder Advisory Committee
1.	Shareholder proposals to establish shareholder advisory committees are normally voted in accordance with the proposal.

2.	Decisions on whether or not to join a shareholder advisory committee are normally voted in accordance with the proposal.
G.	Disclosure Proposals
Shareholder proposals requesting fuller disclosure of company policies, plans or business practices are normally voted in accordance with the proposal.
H.	Conflict of Interest
When facing conflicts between our interests and the interests of our clients, KC will always act in the best interests of its clients. In proxy voting matters, conflicts of interest can arise in many ways. For example, a proxy issue could arise for one of our public clients that we also own in one or more client accounts. Or, a potential client battling a contentious shareholder proposal may ask for our vote in exchange for granting us an investment mandate. In these cases and other potential conflict scenarios, KC must exercise caution to ensure our clients’ interests are not compromised.
We believe a reasonable process to screen for potential conflicts that could influence our proxy voting is as follows:
(i)	identify any situation where we do not intend to vote in accordance with our normal policy on any issue;

(ii)	determine who is directing (portfolio manager, client, etc) us to vote contrary to our normal policy;

(iii)	review and analyze for potential conflict issues (e.g., may require PM to disclose any relationship with the issuer via a written questionnaire);

(iv)	CCO to review request to vote contrary to policy, and potential conflict if any, prior to voting, and will make final decision.

(v)	pursuant to the request of the Board of Trustees of the Quaker Trust, KC will report to the Board any conflict of interest matter and how the CCO resolved it.
     The CCO will be responsible for implementing and following the above process, and has the flexibility to use its reasonable judgment in determining which steps are necessary under each set of circumstances.
VI	Capital Structure
A.	Common Stock Authorization
1.	Proposals to increase the number of shares of common stock the board is authorized to issue are normally voted in accordance with the proposal.

2.	Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with the proposal.

3.	Vote against proposed common share authorizations that increase existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.
B.	Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares following the split is not greater than 100 percent of existing authorized shares.

C.	Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduce the number of authorized common shares to a level that does not represent an increase of more than 100 percent of existing authorized common shares.

D.	Blank Check Preferred Stock
1.	Vote against management proposals authorizing the creation of new classes of preferred stock which have unspecified rights including voting, conversion or dividend distribution rights.

2.	Management proposals to increase the number of authorized blank check preferred shares are normally voted in accordance with the proposal.

3.	Vote for shareholder proposals asking that any placement of blank check preferred stock be first approved by shareholders, unless the placement is for ordinary business purposes.

4.	Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.
E.	Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

Proposals to provide shareholders with preemptive rights are normally voted in accordance with the proposal.

G.	Debt Restructuring

Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are normally voted in accordance with the proposal.

H.	Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII	Executive Compensation/Employee Consideration

A.	Incentive Plans

All proposals on incentive compensation plans (including option plans) for executives and directors are normally voted in accordance with the proposal. The evaluation is based on the following criteria (and any other that may be deemed relevant by Knott Capital):
•	Necessity

•	Reasonableness Test

•	Participation

•	Dilution

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Company specific dilution cap calculated

•	Present Value of all incentives, derivative awards, cash/bonus compensation

•	Shareholder wealth transfer (dollar amount of shareholders’ equity paid to its executives)

•	Voting power dilution — Potential percent reduction in relative voting power

•	Criteria for awarding grants

•	Process for determining pay levels
B.	Shareholder Proposals to Limit Executive and Director Compensation
1.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director compensation information.

2.	All other shareholder proposals that seek to limit executive and director compensation are normally voted in accordance with the proposal.
C.	Golden Parachutes
1.	Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

2.	Proposals to ratify or cancel golden or tin parachutes are normally voted in accordance with the proposal.
D.	Employee Stock Ownership Plans (ESOP)
1.	Vote for proposals requesting shareholder approval to implement Employee Stock Ownership Plans, or increase authorized shares for existing Employee Stock Ownership Plans except when the number of shares allocated to the ESOP is excessive (i.e. greater than 5% of outstanding shares).

2.	Votes directly pertaining to the approval of an ESOP or a leveraged ESOP are normally voted in accordance with the proposal. Our evaluation is based on the following criteria (and any other that may be deemed relevant):
•	Reasonableness Test

•	Participation

•	Administration

•	Shares Available

•	Exercise and Payment Terms

•	Change-in-Control Provisions

•	Types of Awards

•	Dilution
E.	401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

F.	DISCOUNTED OPTIONS/RESTRICTED STOCK

Vote against discounted options and restricted stock without performance criteria (except restricted stock in U.S.-style stock option plans, which are normally voted in accordance with the proposal.)

G.	Pension Fund Credits

Vote for proposals that exclude pension fund credits from earnings when calculating executive compensation. In addition, vote against proposals that include pension fund credits in earnings when calculating executive compensation.

VIII	State of Incorporation

A.	Re-Incorporation Proposals

Proposals to change a corporation’s state of incorporation are normally voted in accordance with the proposal.

B.	State Takeover Statutes

Proposals to opt in or opt out of state takeover statutes are normally voted in accordance with the proposal.

C.	State Fair Price Provisions

Proposals to opt out of S.F.P’s are normally voted in accordance with the proposal.

D.	Stakeholder Laws

Vote for proposals to opt out of stakeholder laws (allowing directors to weigh the interest of constituencies other than shareholders in the process of corporate decision making).

E.	Disgorgement Provisions

Proposals to opt out of disgorgement provisions are normally voted in accordance with the proposal.

IX	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are normally voted in accordance with the proposal. The voting decision depends on a number of factors, including:
•	Anticipated financial and operating benefits

•	Offer price (cost vs. premium)

•	Prospects of the combined companies

•	How the deal was negotiated

•	Changes in corporate governance and their impact on shareholder rights

•	Other pertinent factors discussed below.
B.	Corporate Restructurings

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with the proposal.

C.	Spin-Offs

Votes on spin-offs are normally voted in accordance with the proposal, considering
•	The tax and regulatory advantages

•	Planned use of the sale proceeds

•	Market focus

•	Managerial incentives.
D.	Asset Sales

Votes on asset sales are normally voted in accordance with the proposal, Considering:
•	The impact on the balance sheet/working capital

•	The value received for the asset

•	The potential elimination of diseconomies.
E.	Liquidations

Votes on liquidations normally voted in accordance with the proposal, after reviewing :
•	Management’s efforts to pursue other alternatives

•	The appraisal value of the assets

•	The compensation plan for executives managing the liquidation.

F.	Rights of Appraisal

Vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

G.	Changing Corporate Name

Vote for changing the corporate name.

X	Social Issues Proposals

A.	Social Issues Proposals

Vote to abstain on social issue proposals, unless the proposal is likely to affect shareholder value. If so, the issue is normally voted in accordance with the proposal, which is based on expected effect on shareholder value, and then voted accordingly.

Generally, vote for disclosure reports that seek additional information.

XI	Proxies Not Voted

A.	Shares Out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

B.	Share-Blocking

Proxies are not voted for countries with “share-blocking”, generally, voting would restrict ability to sell shares. A list of countries with “share-blocking” is available upon request.

C.	Other
There may be circumstances, such as costs or other factors, where KC would in its reasonable discretion refrain from voting proxy shares.

Rock Canyon Funds Proxy Voting Policies and Procedures
     Pursuant to rules established by the SEC under the 1940 Act the Board of Trustees of the Rock Canyon Funds (the “Trust”) has adopted the following formal, written guidelines for proxy voting by the Trust. The Board of Trustees of the Trust oversees voting policies and decisions for each series of the Trust (the “Funds”).
     Each Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.
     In general, the Board of Trustees of the Trust believes that each Fund’s investment adviser, or sub-adviser, if applicable, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Trust defers to and relies on the Funds’ investment advisers or sub-advisers, as appropriate, to make decisions on casting proxy votes.
     In some instances, an adviser (or sub-adviser) may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the adviser (or sub-adviser) or an affiliated person of the adviser (or sub-adviser). In such a case, the adviser (or sub-adviser) is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The adviser (or sub-adviser) shall make a written recommendation of the voting decision to the Board of Trustees, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser’s (or sub-adviser’s) proxy voting policies. The Board of Trustees shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the adviser (or sub-adviser), is most consistent with the adviser’s (or sub-adviser’s) proxy voting policies and in the best interests of Fund shareholders. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.
     A copy of these Proxy Voting Policies and Procedures are available, without charge, upon request, by calling the Trust’s toll-free telephone number at (800) 869-1679, and on the SEC’s website at http://www.sec.gov. The Trust will send a copy of the Trust’s Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery. In addition, information regarding the Fund’s proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling (800) 869-1679. The information also is available on the SEC’s website at http://www.sec.gov.
     Responsible Party/Procedures: Chief Compliance Officer
     Approved: April 9, 2003

Quaker Investment Trust
PART C: OTHER INFORMATION
Item 28. Exhibits

(a) (1)	Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)

(a) (2)	Instrument Establishing and Designating Series and Classes, dated February 5, 2004.	(2)

(a) (3)	Instrument Establishing and Designating Series and Classes, dated October 20, 2006.	(6)

(a) (4)	Instrument Establishing and Designating Series and Classes, dated October 28, 2008.	(11)

(a) (5)	Amended and Restated Declaration of Trust, dated May 13, 2009.	(12)

(a) (6)	Amendment No. 1 to Schedule A of the Amended and Restated Declaration of Trust, dated February 18, 2010.	(14)

(a) (7)	Amendment No. 2 to Schedule A of the Amended and Restated Declaration of Trust, dated April 29, 2010.	(15)

(b) (1)	Amended and Restated Bylaws, dated August 1, 1996.	(1)

(b) (2)	Amendment No. 1 to Bylaws, dated January 13, 2004.	(2)

(b) (3)	Amendment No. 2 to Bylaws, dated March 10, 2005.	(5)

(c) (1)	Instrument Defining Rights of Security Holders as referenced in Article IV of the Amended and Restated Bylaws, dated August 1, 1996.	(1)

(c) (2)	Instrument Defining Rights of Security Holders as referenced in Article VI and Article X of the Amended and Restated Declaration of Trust, dated October 28, 2004.	(6)

(d) (1)	Investment Advisory Agreement between the Registrant and Quaker Funds, Inc. (“QFI”), dated May 3, 2005.	(4)

(d) (2)	Amendment to Schedule A of the Investment Advisory Agreement between the Registrant and QFI, dated July 30, 2010.	(15)

(d) (3)	Investment Subadvisory Agreement between QFI and DG Capital Management, Inc. on behalf of the Quaker Strategic Growth Fund, dated May 3, 2005.	(4)

(d) (4)	Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated May 3, 2005.	(4)

(d) (5)	Amendment to the Investment Subadvisory Agreement between QFI and Knott Capital Management on behalf of the Quaker Capital Opportunities Fund, dated July 1, 2007.	(8)

(d) (6)	Investment Subadvisory Agreement between QFI and Kennedy Capital Management on behalf of the Quaker Mid-Cap Value Fund, dated September 25, 2008.	(11)

(d) (7)	Investment Subadvisory Agreement between QFI and Aronson+Johnson+Ortiz, LP on behalf of the Quaker Small-Cap Value Fund, dated May 3, 2005.	(4)

(d) (8)	Investment Subadvisory Agreement between QFI and DG Capital Management on behalf of the Quaker Global Tactical Allocation Fund (formerly Quaker Global Total Return Fund), dated May 1, 2008.	(11)

(d) (9)	Investment Subadvisory Agreement between QFI and Century Management Inc. on behalf of the Quaker Small-Cap Growth Tactical Allocation Fund, dated April 30, 2009.	(13)

(d) (10)	Investment Subadvisory Agreement between QFI and Rock Canyon Advisory Group, Inc. on behalf of the Quaker Long-Short Tactical Allocation Fund, dated June 15, 2009.	(13)

(d) (11)	Form of Investment Subadvisory Agreement between QFI and Akros Capital, LLC	(15)

(e) (1)	Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated November 17, 2006.	(8)

(e) (2)	Amendment to the Distribution Agreement between the Registrant and Quasar Distributors, LLC, dated January 1, 2007.	(8)

(e) (3)	Form of Amendment to Exhibit A of the Distribution Agreement between the Registrant and Quasar Distributors, LLC.	(15)

(f)	Not Applicable.

(g) (1)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”), dated August 11, 2006.	(7)

(g) (2)	Amendment to Schedule A of the Custodian Agreement between the Registrant and BBH, dated July 30, 2010.	(15)

(h) (1)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)

(h) (2)	Form of Amendment to Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC.	(15)

(h) (3)	Administrative Agency Agreement between the Registrant and BBH, dated November 27, 2006.	(8)

(h) (4)	Amendment to Schedule A of the Administrative Agency Agreement between the Registrant and BBH, dated July 30, 2010.	(15)

(h) (5)	Blue Sky Compliance Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated November 17, 2006.	(8)

(h) (6)	Fee Waiver and Expense Assumption Agreement between the Registrant, on behalf of the Quaker Akros Absolute Strategies Fund and Quaker Funds, Inc., to be filed by subsequent amendment.

(i) (1)	Opinion of Counsel with Respect to Institutional Shares of the Quaker Global Tactical Allocation Fund (formerly, Quaker Global Total Return Fund) and the Quaker Capital Opportunities Fund.	(9)

(i) (2)	Opinion of Counsel with Respect to Class C Shares and Institutional Shares of the Quaker Core Value Fund.	(8)

(i) (3)	Opinion of Counsel with respect to the Quaker Global Growth Fund, dated October 20, 2006.	(6)

(i) (4)	Opinion of Counsel with respect to the Quaker Small-Cap Growth Tactical Allocation Fund (formerly, Quaker Small-Cap Growth Total Return Fund).	(10)

(i) (5)	Opinion of Counsel with respect to all series.	(7)

(i) (6)	Opinion of Counsel with respect to the Quaker Long-Short Tactical Allocation Fund.	(12)

(i) (7)	Opinion of Counsel with respect to the Quaker Event Arbitrage Fund.	(14)

(i) (8)	Opinion of Counsel with respect to the Quaker Akros Absolute Strategies Fund.	(15)

(j) (1)	Consent of Counsel to be filed by subsequent amendment.

(k)	Not Applicable.

(l)	Not Applicable.

(m) (1)	Amended Plan of Distribution under Rule 12b-1 for Class A Shares of the Registrant, dated July 30, 2010.	(15)

(m) (2)	Amended Plan of Distribution under Rule 12b-1 for Class C Shares of the Registrant, dated July 30, 2010.	(15)

(m) (3)	Shareholder Servicing and Processing Plan, dated November 12, 2009, as amended July 30, 2010.	(15)

(n)	Rule 18f-3 Multiple Class Expense Allocation Plan, as amended July 30, 2010.	(15)

(o)	Reserved.

(p) (1)	Code of Ethics of the Trust and QFI as Amended and Restated, dated March 11, 2004.	(3)

(p) (2)	Code of Ethics for Quasar Distributors, LLC.	15

(p) (3)	Code of Ethics for Aronson+Johnson+Ortiz, LP, dated January 2, 2009.	*

(p) (4)	Code of Ethics for Knott Capital Management, dated April 30, 2006.	(8)

(p) (5)	Amended Code of Ethics for Kennedy Capital Management, Inc., dated November 13, 2008.	(13)

(p) (6)	Amended Code of Ethics for D.G. Capital Management, Inc., dated June 23, 2008.	*

(p) (7)	Code of Ethics for Century Management, dated June 6, 2008.	(12)

(p) (8)	Code of Ethics for Rock Canyon Advisory Group, dated January 1, 2006.	(12)

(p) (9)	Code of Ethics for Akros Capital, LLC, dated August 9, 2005.	(15)

(q) (1)	Power-of-Attorney on behalf of Adrian Basora, James R. Brinton, David K. Downes, Laurie Keyes, Jeffry H. King, G. Michael Mara, Mark S. Singel, Warren West and Everett T. Keech.	(8)

(q) (2)	Power-of-Attorney on behalf of Gary Shugrue.	(11)

(*)	Filed herewith.

(1)	Incorporated by reference to post effective amendment nos. 8/6 (File Nos. 33-38074 and 811-6260) (filed August 29, 1996).

(2)	Incorporated by reference to post effective amendment nos. 31/29 (File Nos. 33-38074 and 811-6260) (filed February 13, 2004).

(3)	Incorporated by reference to post effective amendment nos. 32/30 (File Nos. 33-38074 and 811-6260) (filed October 28, 2004).

(4)	Incorporated by reference to post effective amendment nos. 33/31 (File Nos. 33-38074 and 811-6260) (filed August 26, 2005).

(5)	Incorporated by reference to post effective amendment nos. 34/32 (File Nos. 33-38074 and 811-6260) (filed October 28, 2005).

(6)	Incorporated by reference to post effective amendment nos. 36/34 (File Nos. 33-38074 and 811-6260) (filed October 20, 2006).

(7)	Incorporated by reference to post effective amendment nos. 37/35 (File Nos. 33-38074 and 811-6260) (filed October 26, 2006).

(8)	Incorporated by reference to post effective amendment nos. 39/37 (File Nos. 33-38074 and 811-6260) (filed October 29, 2007).

(9)	Incorporated by reference to post effective amendment nos. 41/39 (File Nos. 33-38074 and 811-6260) (filed June 18, 2008).

(10)	Incorporated by reference to post effective amendment nos. 43/41 (File Nos. 33-38074 and 811-6260) (filed September 3, 2008).

(11)	Incorporated by reference to post effective amendment nos. 44/42 (File Nos. 33-38074 and 811-6260) (filed October 28, 2008).

(12)	Incorporated by reference to post effective amendment nos. 46/44 (File Nos. 33-38074 and 811-6260) (filed June 2, 2009).

(13)	Incorporated by reference to post effective amendment nos. 48/46 (File Nos. 33-38074 and 811-6260) (filed October 28, 2009).

(14)	Incorporated by reference to post effective amendment nos. 53/51 (File Nos. 33-38074 and 811-6260) (filed May 7, 2010).

(15)	Incorporated by reference to post effective amendment nos. 56/54 (File Nos. 33-38074 and 811-6260) (filed August 27, 2010).
Item 29. Persons Controlled or Under Common Control with the Fund
To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.
Item 30. Indemnification
Reference is hereby made to the following sections of the following documents filed or included by reference as exhibits hereto: Article VII, Sections 5.4 of the Registrant’s Declaration of Trust, Article XIV Section 8 of the Registrant’s Investment Advisory Agreement, Section 8(b) of the Registrant’s Administration Agreement, and Section (6) of the Registrant’s Distribution Agreements. The Trustees and Officers of the Registrant and the personnel of the Registrant’s Administrator are insured under an errors and omissions liability insurance policy. The

Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person and the SEC is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
See the Prospectus, generally, and the Statement of Additional Information section entitled “Trustees and Officers” for the activities and affiliations of the officers and directors of the Investment Adviser and Sub-Advisers to the Registrant. Except as so provided, to the knowledge of Registrant, none of the trustees or executive officers of the Investment Adviser or Sub-Advisers is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Each Sub-Adviser currently serves as investment adviser to numerous institutional and individual clients.
Item 32. Principal Underwriters
Quasar Distributors, LLC (“Quasar”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ distributor. Quasar also serves as the distributor for the entities named below:

Academy Fund Trust	Barrett Growth Fund	Cookson Peirce
ActivePassive Funds	Brandes Investment Trust	Counterpoint Select Fund
Akre Funds	Brandywine Blue Funds, Inc.	Country Funds
Akros Absolute Return Fund	Bridges Investment Fund, Inc.	The Cushing MLP Funds
Al Frank Funds	Bright Rock Funds	Davidson Funds
Allied Asset Advisors Funds	Brown Advisory Funds	DoubleLine Funds
Alpine Equity Trust	Buffalo Funds	DSM Capital Funds
Alpine Income Trust	CAN SLIM Select Growth Fund	Edgar Lomax Value Fund
Alpine Series Trust	Capital Advisors Funds	Empiric Funds, Inc.
American Trust	Chase Funds	Evermore Global Investors Trust
Appleton Group	Classic Advisor Funds	FIMCO Funds
Artio Global Funds	Coldstream Funds	First Amer Investment Funds, Inc.
Ascentia Funds	Congress Fund	First Amer Strategy Funds, Inc.
First American Funds, Inc.	Marketfield Fund	Primecap Odyssey Funds
Fort Pitt Capital Group, Inc.	Marquette Fund	Prospector Funds

Fund X Funds	Masters’ Select Fund Trust	Purisima Funds
Geneva Advisors Funds	Matrix Asset Advisors, Inc.	Quaker Investment Trust
Gerstein Fisher Funds	McCarthy Fund	Rainier Funds
Glenmede Fund, Inc.	Monetta Fund, Inc.	RBC Funds Trust
Glenmede Portfolios	Monetta Trust	Schooner Investment Group
Greenspring Fund	Morgan Dempsey Funds	SCS Financial Funds
Grubb & Ellis	MP63 Fund	Smead Value Fund
Guinness Atkinson Funds	Muhlenkamp (Wexford Trust)	Snow Fund
Harding Loevner Funds	Newgate Capital	Stephens Management Co.
Hennessy Funds, Inc	Nicholas Funds	Teberg Fund
Hennessy Mutual Funds, Inc.	Niemann Tactical Return Fund	Thompson Plumb (TIM)
Hodges Funds	O’Shaughnessy Funds	Thunderstorm Mutual Funds
Hotchkis and Wiley Funds	Osterweis Funds	TIFF Investment Program, Inc.
Huber Funds	Performance Trust Funds	Tygh Capital Management
Intrepid Capital Management	Perkins Capital Management	USA Mutuals Funds
Jacob Funds, Inc.	Permanent Portfolio Funds	Villere Fund
Jensen Funds	Perritt Opportunities Funds	Wall Street Fund
Keystone Mutual Funds	Phocas Financial Funds	WBI Funds
Kiewit Investment Fund L.L.L.P.	PIA Funds	Winslow Green Mutual Funds
Kirr Marbach Partners Funds, Inc	PineBridge Funds	Wisconsin Capital Funds, Inc.
LKCM Funds	Poplar Forest Partners Fund	WY Funds
Mariner Funds	Portfolio 21
Item 33. Location of Accounts and Records
Quaker Funds, Inc.
309 Technology Drive
Malvern, PA 19355
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109
U.S. Bancorp Fund Services, LLC
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202-5207
Item 34. Management Services
The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.
Item 35. Undertakings
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Quaker Investment Trust has duly caused this post-effective amendment No. 57 to its registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Malvern, PA on the 30th day of August, 2010.

QUAKER INVESTMENT TRUST
By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment No. 57 to the registration statement on Form N-1A has been signed by the following persons in the capacities indicated:

Signature	Title	Date

/s/ Jeffry H. King, Sr. Jeffry H. King, Sr.	Chief Executive Officer /Chairman and Trustee	August 30, 2010

Laurie Keyes	Treasurer and Trustee*	August 30, 2010

Mark S. Singel	Trustee*	August 30, 2010

Adrian A. Basora	Trustee*	August 30, 2010

James R. Brinton	Trustee*	August 30, 2010

Gary E. Shugrue	Trustee*	August 30, 2010

Warren West	Trustee*	August 30, 2010

Everett T. Keech	Trustee*	August 30, 2010

*By:	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Attorney-in-Fact
(Pursuant to Powers of Attorney previously filed and filed herewith)

EXHIBIT INDEX

No.	Exhibit
(j)(1)	Consent of Counsel to be filed by subsequent amendment.

(p)(3)	Code of Ethics for Aronson+Johnson+Ortiz, LP.

(p)(6)	Amended Code of Ethics for D.G. Capital Management, Inc.